Exhibit 10.3

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               MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY

                                    "Issuer"

                                       to

                      FIRST UNION NATIONAL BANK OF VIRGINIA

                                    "Trustee"

                                       and

                        BRANCH BANKING AND TRUST COMPANY

                            "Credit Facility Trustee"


                                 ---------------

                                 TRUST INDENTURE

                                 ---------------

                             Dated as of May 1, 1997

                                    Securing

                                   $2,600,000

               Maryland Industrial Development Financing Authority
                       Economic Development Revenue Bonds
                             (Alcore, Inc. Facility)
                                   1997 Issue



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Parties ...................................................................    1
Recitals ..................................................................    1
Granting Clauses ..........................................................    2



                                    ARTICLE I

                                   DEFINITIONS

Section 101. Definitions ..................................................    5
Section 102. Rules of Construction ........................................   22

                                   ARTICLE II

                                    THE BONDS

Section 201. Amount, Terms, and Issuance of Bonds .........................   23
Section 202. Designation, Denominations, Maturity,
             Dates and Interest Rates of the Bonds ........................   23
Section 203. Optional Tender Provisions of the Bonds ......................   26
Section 204. Registered Bonds Required, Bond Registrar
             and Bond Register ............................................   27
Section 205. Transfer and Exchange ........................................   28
Section 206. Book-Entry System ............................................   29
Section 207. Execution ....................................................   31
Section 208. Authentication; Authenticating Agent .........................   31
Section 209. Payment of Principal and Interest; Interest
             Rights Preserved .............................................   32
Section 210. Persons Deemed Owners ........................................   33
Section 211. Mutilated, Destroyed, Lost, Stolen or
             Undelivered Bonds ............................................   33
Section 212. Temporary Bonds ..............................................   34
Section 213. Cancellation of Surrendered Bonds ............................   34
Section 214. Conditions of Issuance .......................................   34
Section 215. Obligations of Issuer Limited ................................   36

                                   ARTICLE III

                   PURCHASE AND REMARKETING OF TENDERED BONDS

Section 301. Remarketings of Tendered Bonds ...............................   37
Section 302. Purchase of Bonds Delivered to Tender Agent ..................   38
Section 303. Delivery of Purchased Bonds ..................................   39
Section 304. Delivery of Proceeds of Sale of Remarketed
             Bonds ........................................................   40

Section 305. No Remarketing After Certain Events ..........................   40

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                                   ARTICLE IV

                                  FACILITY FUND

Section 401. Creation of and Deposits to the Facility Fund ................   41
Section 402. Payments from the Facility Fund ..............................   41
Section 403. Trustee May Rely on Requisitions .............................   42
Section 404. Completion Date ..............................................   42
Section 405. Transfers to the Bond Fund ...................................   42
Section 406. Trustee's Records ............................................   42

                                    ARTICLE V

                        REVENUES AND APPLICATION THEREOF

Section 501. Revenues to Be Paid Over to Trustee ..........................   42
Section 502. The Bond Fund ................................................   42
Section 503. Revenues to Be Held for All Registered Owners;
             Certain Exceptions ...........................................   44
Section 504. Non-Presentment of Bonds .....................................   44
Section 505. Creation of Rebate Fund; Duties of Trustee;
             Amounts Held in Rebate Fund ..................................   45

                                   ARTICLE VI

                             SECURITY FOR DEPOSITS;
                      INVESTMENT OF FUNDS; CREDIT FACILITY

Section 601. Security for Deposits ........................................   47
Section 602. Investment of Moneys .........................................   47
Section 603. The Credit Facility ..........................................   48

                                   ARTICLE VII

                        REDEMPTION AND PURCHASE OF BONDS

Section 701. Redemption or Purchase Dates and Prices ......................   50
Section 702. Borrower Direction of Optional Redemption ....................   53
Section 703. Selection of Bonds to be Called for Redemption ...............   53
Section 704. Notice of Redemption or Purchase .............................   54
Section 705. Bonds Redeemed or Purchased in Part ..........................   55

                                  ARTICLE VIII

                       PARTICULAR COVENANTS AND PROVISIONS

Section 801. Covenant to Pay Bonds: Bonds Limited
             Obligations of the Issuer ....................................   55

Section 802. Covenants to Perform Obligations under this
             Indenture ....................................................   56

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Section 803. Covenant to Perform Obligations under the
             Loan Agreement ...............................................   56
Section 804. Trustee or Credit Facility Trustee May Enforce
             Issuer's Rights Under Loan Agreement .........................   57
Section 805. Covenant Against Arbitrage ...................................   57
Section 806. Inspection of Bond Register ..................................   58

                                   ARTICLE IX

                              DEFAULT AND REMEDIES

Section 901. Defaults .....................................................   58
Section 902. Acceleration and Annulment Thereof ...........................   59
Section 903. Other Remedies ...............................................   61
Section 904. Legal Proceedings by Credit Facility Trustee .................   61
Section 905. Discontinuance of Proceedings by Credit
             Facility Trustee .............................................   61
Section 906. Credit Facility Issuer or Registered Owners
             May Direct Proceedings .......................................   62
Section 907. Limitations on Actions by Registered Owners ..................   62
Section 908. Credit Facility Trustee May Enforce Rights
             Without Possession of Bonds ..................................   62
Section 909. Remedies Not Exclusive .......................................   63
Section 910. Delays and Omissions Not to Impair Rights ....................   63
Section 911. Application of Moneys in Event of Default ....................   63
Section 912. Credit Facility Trustee and Registered Owners
             Entitled to All Remedies Under Act ...........................   63
Section 913. Credit Facility Trustee May File Claim in
             Bankruptcy ...................................................   64
Section 914. Receiver .....................................................   65
Section 915. Assignment to Credit Facility Issuer .........................   65
Section 916. Intercreditor Agreement ......................................   65

                                    ARTICLE X

             CONCERNING THE TRUSTEE AND THE CREDIT FACILITY TRUSTEE

Section 1001. Acceptance of Trusts by the Trustee .........................   66
Section 1002. Acceptance of Trusts by the Credit Facility
              Trustee .....................................................   67
Section 1003. Trustee or Credit Facility Trustee to Give
              Notice ......................................................   68
Section 1004. Trustee and Credit Facility Trustee Entitled
              to Indemnity ................................................   69
Section 1005. Neither the Trustee nor the Credit Facility
              Trustee Responsible for Insurance, Taxes,
              Execution of Indenture, Acts of the Issuer

              or Application of Moneys Applied in Accordance
              with this Indenture .........................................   70
Section 1006. Compensation ................................................   71
Section 1007. Trustee to Preserve Records .................................   71
Section 1008. Trustee and Credit Facility Trustee May be

              Registered Owners ...........................................   72
Section 1009. Trustee and Credit Facility Trustee Not
              Responsible for Recitals ....................................   72
Section 1010. No Responsibility for Recording or Filing ...................   72
Section 1011. Trustee and Credit Facility Trustee May
              Rely on Certificates ........................................   72
Section 1012. Qualification of the Trustee ................................   72
Section 1013. Resignation and Removal of Trustee or Credit
              Facility Trustee ............................................   73
Section 1014. Successor Trustee or Credit Facility Trustee ................   75
Section 1015. Co-Trustee ..................................................   76
Section 1016. Notice to Moody's or S&P ....................................   76

                                   ARTICLE XI

                  EXECUTION OF INSTRUMENTS BY REGISTERED OWNERS
                         AND PROOF OF OWNERSHIP OF BONDS

Section 1101. Execution of Instruments by Registered Owners
              and Proof of Ownership of Bonds .............................   77
Section 1102. Preservation of Information .................................   78

                                   ARTICLE XII

                    THE REMARKETING AGENT; THE TENDER AGENT;
                               THE PLACEMENT AGENT

Section 1201. The Remarketing Agent .......................................   78
Section 1202. The Tender Agent ............................................   79
Section 1203. The Placement Agent .........................................   79
Section 1204. Notices .....................................................   79

                                  ARTICLE XIII

                           AMENDMENTS AND SUPPLEMENTS

Section 1301. Amendments and Supplements Without
              Registered Owners' Consent ..................................   80
Section 1302. Amendments With Registered Owners' and
              Credit Facility Issuer's Consent ............................   81
Section 1303. Supplemental Indentures Affecting Rights
              of Credit Facility Issuer ...................................   81
Section 1304. Amendment of Loan Agreement .................................   81
Section 1305. Amendment of Loan Agreement Requiring Consent

              of Credit Facility Issuer ...................................   82
Section 1306. Amendment of Credit Facility ................................   82
Section 1307. Trustee and Credit Facility Trustee Authorized
              to Join in Amendments and Supplements;
              Reliance on Counsel .........................................   82

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                                   ARTICLE XIV

                           DEFEASANCE; OTHER PAYMENTS

Section 1401. Defeasance ..................................................   83
Section 1402. Deposit of Funds for Payment of Bonds .......................   85
Section 1403. Effect of Purchase of Bonds .................................   85

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

Section 1501. Covenants of Issuer to Bind its Successors ..................   85
Section 1502. Notices .....................................................   85
Section 1503. Trustee as Paying Agent and Bond Registrar ..................   86
Section 1504. Rights Under Indenture ......................................   87
Section 1505. Form of Certificates and Opinions ...........................   87
Section 1506. Severability ................................................   87
Section 1507. Covenants of Issuer Not Covenants of
              Officials Individually ......................................   87
Section 1508. State Law Governs ...........................................   88
Section 1509. Payments or Performance Due on Days Other
              Than Business Days ..........................................   88
Section 1510. Execution in Counterparts ...................................   88
Section 1511. Effective Date ..............................................   88



EXHIBIT A.  Requisition and Certificate
EXHIBIT B.  Form of Notice of Conversion to Fixed Rate
EXHIBIT C.  Form of Bond
            Exhibit A. Form of Registered Owner's
                        Optional Retention Notice
            Exhibit B. Form of Registered Owner's
                       Optional Tender Notice

                                 TRUST INDENTURE

         THIS TRUST INDENTURE, dated as of May 1, 1997 (the "Indenture"), between the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body corporate and politic and a public instrumentality of the State of Maryland (the "Issuer"), FIRST UNION NATIONAL BANK OF VIRGINIA, a national banking association having its principal office in Richmond, Virginia (in its capacity as trustee, the "Trustee") and BRANCH BANKING AND TRUST COMPANY, a North Carolina state banking corporation, having its principal office in Wilson, North Carolina (the "Credit Facility Trustee");

                                   WITNESSETH:

         WHEREAS, the Issuer intends to (i) issue and sell its Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue in the aggregate principal amount of $2,600,000 (the "Bond" or "Bonds"), (ii) loan the proceeds of the Bonds to Alcore, Inc., a Delaware corporation, its successors and assigns (the "Borrower"), pursuant to a Loan Agreement dated as of May 1, 1997 by and between the Issuer and the Borrower (such Agreement as from time to time amended or supplemented, the "Loan Agreement") to provide for the acquisition of a manufacturing facility located in Harford County, Maryland (the "Facility"); and
(iii) secure the repayment of the Bonds by (A) the assignment contained herein from the Issuer to the Trustee and the Credit Facility Trustee pursuant to which the Issuer assigns to the Trustee and the Credit Facility Trustee for the benefit of the Registered Owners (as hereinafter defined) certain of its rights under the Loan Agreement, endorses without recourse to the order of, and pledges and assigns to, the Trustee and the Credit Facility Trustee, for the benefit of the Registered Owners, the Note, dated the date of initial issuance of the Bonds, issued by the Borrower pursuant to the Loan Agreement (such Note as from time to time amended or supplemented, the "Note"), and (B) the delivery to the Credit Facility Trustee of an irrevocable direct-pay letter of credit dated the date of issuance of the Bonds in the amount of $2,704,000 issued by First Union National Bank of North Carolina (in such capacity, the "Bank"); and

         WHEREAS, the Trustee and the Credit Facility Trustee have accepted the trusts created by this Indenture and in evidence thereof have joined in the execution hereof; and

         WHEREAS, the Issuer has determined that the Bonds to be issued hereunder shall be substantially in the form attached hereto as Exhibit C, with such variations, omissions and insertions as are required or permitted by this Indenture; and

         WHEREAS, THE BONDS AND THE PREMIUM (IF ANY) AND INTEREST THEREON, AND THE PURCHASE PRICE THEREOF, ARE LIMITED OBLIGATIONS OF THE ISSUER, THE PRINCIPAL OF, PREMIUM (IF ANY) AND INTEREST ON, AND THE PURCHASE PRICE OF, WHICH ARE PAYABLE SOLELY FROM THE REVENUES TO BE RECEIVED IN CONNECTION WITH THE FINANCING OF THE FACILITY OR FROM ANY OTHER MONEYS MADE AVAILABLE TO THE ISSUER FOR SUCH

PURPOSE. NEITHER THE BONDS NOR ANY PREMIUM OR INTEREST THEREON, NOR THE PURCHASE

PRICE THEREOF, SHALL EVER CONSTITUTE AN INDEBTEDNESS OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OF MARYLAND, THE DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT OF THE STATE OF MARYLAND (THE "DEPARTMENT"), THE ISSUER, HARFORD COUNTY, MARYLAND (THE "COUNTY") OR ANY OTHER PUBLIC BODY WITHIN THE MEANING OF ANY CONSTITUTIONAL OR CHARTER PROVISION OR STATUTORY LIMITATION AND NONE OF THE ABOVE SHALL EVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER, THE COUNTY OR ANY OTHER PUBLIC BODY. THE BONDS DO NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH OR CREDIT OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER, THE COUNTY OR ANY OTHER PUBLIC BODY IS PLEDGED.

         NOW, THEREFORE, in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the Registered Owners, and also for and in consideration of the sum of One Dollar to the Issuer in hand paid by the Trustee at or before the execution and delivery of this Indenture, the receipt of which is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be issued, delivered, secured and accepted by the Registered Owners and any and all other persons who shall from time to time be or become owners thereof, and in order to secure the payment of the Bonds at any time issued and outstanding hereunder and the interest thereon according to their tenor, purport and effect, and in order to secure the performance and observance of all the covenants, agreements and conditions therein and herein contained;

         THE ISSUER DOES HEREBY PLEDGE AND ASSIGN, and grant a security interest unto the Trustee and the Credit Facility Trustee, and their successors and assigns for the benefit of the owners of the Bonds all right, title and interest of the Issuer presently owned or hereafter acquired in and to the following (collectively, the "Trust Estate"):

         A. The Loan Agreement, including, but not limited to, all payments of principal and interest due and to become due under the Note and the Loan Agreement whether made at their respective due dates or as prepayments permitted or required by the Loan Agreement, together with full power and authority, in the name of the Issuer or otherwise, to demand, receive, enforce, collect or receipt for any or all of the foregoing, to endorse or execute any checks or other instruments or orders, to file any claims and to take any action which the Trustee may deem necessary or advisable in connection therewith, and the Issuer hereby irrevocably appoints the Trustee attorney-in-fact of the Issuer for such purposes, which appointment is coupled with an interest and is irrevocable.

         B. The Note, dated as of the date of issuance of the Bonds, of the Borrower to the Issuer in the original principal amount of $2,600,000 evidencing the Borrower's obligation to repay the loan

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made by the Issuer to the Borrower pursuant to the Loan Agreement, together with interest thereon and other amounts with respect thereto, as provided for in the Loan Agreement, the Issuer having on this date endorsed, pledged and assigned the Note without recourse to the order of, and delivered the same to, the

Trustee as security for the obligations of the Issuer to the Trustee hereinafter referred to.

         C. All money or securities at any time on deposit in, in transit to or credited to any account or fund created hereunder, including without limitation the Facility Fund and the Bond Fund but excluding the Rebate Fund (each as hereinafter defined);

         D. The Revenues (as hereinafter defined);

         E. The Deed of Trust (as hereinafter defined);

and it is so mutually agreed and covenanted by and between the parties hereto for the equal and proportionate benefit and security of the Registered Owners (as hereinafter defined) without preference, priority or distinction as to lien or otherwise, except as hereinafter provided, of any one Bond over any other Bond, by reason of priority in the issue, sale or negotiation thereof or otherwise, for the benefit of the Registered Owners and as security for the fulfillment of the obligations of the Issuer hereunder;

         SAVING, EXCEPTING AND RESERVING, HOWEVER, unto the Issuer all of the Reserved Rights of the Issuer (as hereinafter defined);

         TO HAVE AND TO HOLD the same forever, subject, however, to the exceptions, reservations and matters therein and herein recited but IN TRUST, nevertheless, for the benefit and security of the owners from time to time of the Bonds delivered hereunder and issued by the Issuer and outstanding;

         PROVIDED, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Trust Estate pledged and assigned to it under this Indenture shall have ceased, terminated and become void in accordance with
Article XIV hereof, the principal of and interest on the Bonds and any other obligations arising hereunder shall have been paid to the Registered Owners or shall have been paid by the Borrower pursuant to Article XIV hereof, then, this Indenture and all covenants, agreements and other obligations of the Issuer hereunder shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge this Indenture and execute and deliver to the Issuer and the Borrower such instruments in writing as shall be required to evidence the discharge hereof; otherwise, this Indenture shall be and remain in full force and effect; and

         PROVIDED, FURTHER, that neither the Trustee nor the Credit Facility Trustee undertakes or assumes any obligations of the Issuer as set forth in this Indenture.

         THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that the Bonds issued and secured hereunder are to be issued and delivered and the Trust Estate and other revenues and funds herein pledged and assigned are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenants, and does hereby agree and covenant, with the Trustee, the Credit Facility Trustee and with the Registered Owners of said Bonds, as follows, that is to say:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1011. Definitions. All words and terms defined in Article I of the Loan Agreement shall have the same meanings in this Indenture, unless otherwise specifically defined herein. In addition, the following words and terms as used in this Indenture shall have the following meanings unless some other meaning is plainly intended:

         "Acquisition" or "acquisition" shall mean, when used in regard to the Facility, and shall include, where applicable, and without limitation, the acquisition, construction, rehabilitation, remodeling, extension, equipping and permanent improvement of the Facility, and paying the necessary costs of preparing, printing and selling the Bonds, and such other costs as may be permitted by the Act and the Code.

         "Act" shall mean the MIDFA Act and the Revenue Bond Act.

         "Addition" shall mean the addition containing approximately 15,000 square feet to be made to the Building.

         "Administrative Expenses" shall mean the amounts payable pursuant to
Article VII of the Loan Agreement and Section 1006 of this Indenture by the Borrower to or for the account of the Issuer, the Trustee, the Registrar, the Paying Agent and others to provide for payment of the costs and expenses incurred by such parties.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purpose of this definition, "control" when used with respect to a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Alternate Credit Facility" shall mean an irrevocable direct-pay letter of credit, insurance policy, surety bond or similar credit enhancement or support facility issued for the benefit of the Credit Facility Trustee, the terms of which Alternate Credit Facility shall in all respects material to the Registered Owners be the same (except for the term set forth in such Alternate Credit Facility) as the Letter of Credit as set forth in Section 603 hereof.

         "Associate Director" shall mean the Associate Director of the Issuer or such other person or officer to which the principal functions of the Associate Director may be transferred.

         "Authenticating Agent" shall mean the Trustee and any agent so designated in and appointed pursuant to Section 208 hereof.

         "Authorized Denomination" shall mean $100,000 or any integral multiple of $5,000 in excess thereof.

         "Available Moneys" shall mean (a) with respect to any payment date occurring during any period that the Bonds are entitled to the benefit of a Credit Facility, (i) moneys which have been paid to the Trustee by the Borrower (including moneys transferred from the Facility Fund pursuant to Section 401 hereof) and which have been on deposit with the Trustee for at least 367 days during and prior to which no Event of Bankruptcy shall have occurred, and the proceeds from the investment of such moneys once such moneys have been held by the Trustee for at least 367 days, (ii) moneys on deposit with the Trustee representing proceeds from the remarketing by the Remarketing Agent of Bonds to persons other than the Issuer, the Borrower or any Affiliate as described in
Article III hereof, which, in each case, were at all times since their deposit with the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys were at any time held, (iii) moneys drawn under a Credit Facility which in each case were at all times since their deposit with the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys (other than those drawn under a Credit Facility) were at any time held and (iv) proceeds of the Bonds and all investment earnings thereon transferred from the Facility Fund to the Loan Repayments Account of the Bond Fund pursuant to Section 4.4 of the Loan Agreement and (b) with respect to any payment date not occurring during a period that the Bonds are entitled to the benefit of a Credit Facility, any moneys furnished to the Trustee and the proceeds from the investment thereof. The Trustee may presume that no Event of Bankruptcy has occurred unless notified in writing to the contrary by the Borrower, the Bank or the owners of not less than 25% in aggregate principal amount of Bonds Outstanding.

         "Bank" shall mean First Union National Bank of North Carolina, as the issuer of the Letter of Credit.

         "Bank Account" shall mean the account of that name established in the Bond Purchase Fund pursuant to Section 302 hereof.

         "Beneficial Owner" shall have the meaning set forth in
Section 206 hereof.

         "Bond" or "Bonds" shall mean any bond or bonds authenticated and delivered under this Indenture.

         "Bond Documents" shall mean, collectively, this Indenture, the Bonds, the Loan Agreement, the Deed of Trust, the Note, the Intercreditor Agreement, the Placement Agreement, the Tender Agency Agreement, the Remarketing Agreement and any and all other documents that the Issuer, the Borrower or any other party or parties or their representatives have executed and delivered or may hereafter execute and deliver, to evidence or secure the obligations of the Issuer or the Borrower in connection with the Bonds and the Note or any part thereof, together with any and all amendments and supplements thereto; provided, however, that the term "Bond Documents," with the exception of the Deed of Trust and the Intercreditor Agreement, does not include the Letter of Credit Documents.

         "Bond Fund" shall mean the trust fund so designated which is established pursuant to Section 502(a) hereof.

         "Bond Purchase Fund" shall mean the trust fund so designated which is established pursuant to Section 302 hereof.

         "Bond Registrar" shall mean the Bond Registrar as designated in Section 204 hereof.

         "Borrower" shall mean Alcore, Inc., a Delaware corporation, and its successors and assigns and any surviving, resulting or transferee corporation or other entity.

         "Borrower Representative" shall mean any one of the persons at the time designated to act on behalf of the Borrower by the written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such persons and signed on behalf of the Borrower by the President or any duly authorized Vice President of the Borrower.

         "Borrower's Tax Certificate" shall mean the Borrower's Tax Certificate and Compliance Agreement dated the date of the initial issuance and delivery of the Bonds, together with any amendments or supplements thereto.

         "Building" shall mean the building containing approximately 50,000 square feet located on the Facility Site.

         "Business Day" shall mean a day upon which banks in the Commonwealth of Virginia and the State of North Carolina are open for the transaction of business of the nature required pursuant to the Loan Agreement and the Indenture.

         "Calculation Period" shall mean the period from and including the day following the Determination Date of each week (even if not a Business Day) to and including the earlier of the Conversion Date or the following Determination Date; provided that if during the Variable Rate Period the Determination Date is a Regular Record Date, such Calculation Period will extend until the Business

Day following such Determination Date.

         "Cede & Co." shall mean Cede & Co., the nominee of DTC or any successor nominee of DTC with respect to the Bonds.

         "Chairman" shall mean the Chairman of the Authority or such other person or officer to which the principal functions of the Chairman may be transferred.

         "Co-Bond Counsel" or "Bond Counsel" shall mean Miles & Stockbridge, a Professional Corporation, and Chewanney A. Brown, Attorney At Law, or a firm of attorneys of nationally recognized standing in matters pertaining to the tax-exempt nature of interest on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America and approved by the Issuer.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and the related regulations, rulings and procedures issued by the United States Department of the Treasury or its successors.

         "Completion Date" shall mean that date certified by the Borrower under
Section 4.3 of the Loan Agreement.

         "Conversion Date" shall mean that Business Day elected by the Borrower in accordance with Section 202(e) hereof as the effective date of conversion of the interest rate on the Bonds from the Variable Rate to the Fixed Rate, which date shall be an Interest Payment Date.

         "Cost of Acquisition of the Facility" shall mean the costs and allowances for the Acquisition of the Facility which are permitted under the Act and which include, but are not limited to, all capital costs of the Facility, including the following: (i) the Acquisition, construction, renovation and installation of the Facility at the Facility Site; (ii) preparation of the plans and specifications, if any, for the Facility (including any preliminary study or plan of the Facility or any aspect thereof), any labor, services, materials and supplies used or furnished in the Acquisition of the Facility, the acquisition and installation necessary to provide utility services or other services and all real and tangible personal property deemed necessary by the Borrower in connection with the Facility; (iii) the fees for architectural, engineering, supervisory and consulting services in connection with the Acquisition of the Facility; (iv) to the extent they shall not be paid by a contractor, the premiums of all insurance and surety and performance bonds required to be maintained in connection with the Acquisition of the Facility; (v) any fees and expenses in connection with the acquisition, perfection and protection of title to the Facility Site and any fees and expenses incurred in connection with the preparation, recording or filing of such documents, instruments or financing statements as either the Borrower, the Issuer or the Trustee may deem desirable to perfect or protect the rights of the Issuer or the Trustee under the Bond Documents and the Letter of Credit

Documents; (vi) the legal, accounting and financial advisory fees and expenses, filing fees, and printing and engraving costs incurred in connection with the authorization, issuance, sale and purchase of the Bonds, and the preparation of the Bond Documents, the Letter of Credit Documents and all other documents in connection with the authorization, issuance and sale of the Bonds; (vii) interest prior to, during and for a period not exceeding one year after completion of construction of the Facility; and (viii) any administrative or other fees charged by the Issuer or reimbursement thereto of expenses, in connection with the Facility to the Completion Date.

         "Counsel" shall mean an attorney or firm of attorneys acceptable to the Trustee, and may, but need not, be Co-Bond Counsel or counsel to the Issuer, the Credit Facility Issuer or the Borrower.

         "County" shall mean Harford County, Maryland.

         "Credit Facility" shall mean the Letter of Credit or any Alternate Credit Facility delivered to the Credit Facility Trustee pursuant to Article VI hereof.

         "Credit Facility Issuer" shall mean the Bank with respect to the Letter of Credit and the institution issuing any Alternate Credit Facility.

         "Credit Facility Trustee" shall mean Branch Banking and Trust Company and its successors in the trust described in Section 1002 hereof. In the event that the Bonds are converted to a Fixed Rate and there will no longer be a Credit Facility in effect, then thereafter, all references to the Credit Facility Trustee shall mean the Trustee.

         "Deed of Trust" shall mean the Deed of Trust and Security Agreement dated as of May 1, 1997 from the Borrower to certain individual trustees named therein.

         "Department" shall mean the Department of Business and Economic Development of the State.

         "DTC" shall mean The Depository Trust Company, a limited purpose company organized under the laws of the State of New York, and its successors and assigns.

         "DTC Participant" or "DTC Participants" shall mean securities brokers and dealers, banks, trust companies and clearing corporations that have access to the DTC system.

         "Defaulted Interest" has the meaning provided in Section 209 hereof.

         "Determination Date" shall mean the Wednesday of each week or if Wednesday is not a Business Day then the next succeeding Business Day.


         "Determination of Taxability" shall be defined as and shall be deemed to have occurred on the first to occur of the following: (i) on that date when the Borrower files any statement, supplemental statement or other tax schedule, return or document (whether pursuant to Treasury Regulations ss.1.103-10(b)(2)(vi) as the same may be amended or supplemented, or otherwise) which discloses that an Event of Taxability shall have in fact occurred; (ii) on that date when any Bondholder or former Bondholder notifies the Borrower or the Trustee that it has received a written opinion of bond counsel to the effect that an Event of Taxability shall have occurred unless, within 180 days after receipt by the Borrower of such notification from the Trustee, any Bondholder or any former Bondholder, the Borrower shall obtain and deliver to the Trustee and each Bondholder and former Bondholder a favorable ruling or determination letter issued to or on behalf of the Borrower by the Commissioner or any District Director of Internal Revenue (or any other government official exercising the same or a substantially similar function from time to time) to the effect that, after taking into consideration such facts as form the basis for the opinion that an Event of Taxability has occurred, an Event of Taxability shall not have occurred; (iii) on that date when the Borrower shall be advised in writing by the Commissioner or any District Director of Internal Revenue (or any other government official or agent exercising the same or a substantially similar function from time to time) that, based upon filings of the Borrower, or upon any review or audit of the Borrower, or upon any other grounds whatsoever, an Event of Taxability shall have occurred; (iv) on that date when the Borrower shall receive notice in writing from any Bondholder or former Bondholder, or from the Trustee, that the Internal Revenue Service (or any other government agency exercising the same or a substantially similar function from time to time) has assessed as includable in the gross income of any Bondholder or former Bondholder the interest on such Bondholder's or former Bondholder's Bond due to the occurrence of an Event of Taxability; provided, however, no Determination of Taxability shall occur under subparagraph (3) or (4) hereof unless the Borrower has been afforded the opportunity, at its expense, to contest any such assessment or unfavorable ruling and, further, no Determination of

Taxability shall occur until such contest, if made, has been finally determined.

         "Eminent Domain" shall mean the taking of title to, or the temporary use of, the Facility or any part thereof pursuant to eminent domain or condemnation proceedings, or any voluntary conveyance of any part of the Facility during the pendency of, or as a result of a threat of, such proceedings.

         "Event of Bankruptcy" shall mean a petition by or against the Borrower or the Issuer under any bankruptcy act or under any similar act which may be enacted which shall have been filed (other than bankruptcy proceedings instituted by the Borrower, any Affiliate or the Issuer against third parties) unless such petition shall have been dismissed and such dismissal shall be final and not subject to appeal.

         "Event of Default" shall mean any of the events specified in Section 901 hereof to be an Event of Default.


         "Event of Taxability" shall mean a change in law or fact or the interpretation thereof, or the occurrence or existence of any fact, event or circumstance (including, without limitation, the issuance of obligations or the incurring of capital expenditures in excess of those permitted by Sections 144(a)(4)(A) of the Code, or the taking of any action by the Borrower, or the failure to take any action, by the Borrower, or the making by the Borrower of any misrepresentation herein or in any certificate required to be given in connection with the issuance, sale or delivery of the Bonds) which has the effect of causing the interest paid or payable on any Bond to become includable in the gross income of any Bondholder or former Bondholder other than a Bondholder or former Bondholder who is or was a "substantial user" or "related person" as such terms are used in Section 147(a) of the Code.

         "Executive Director" shall mean the Executive Director of the Authority or such other person or officer to which the principal functions of the Executive Director may be transferred.

         "Facility" shall mean (a) the Facility Site, (b) the Addition, (c) certain necessary or useful equipment and machinery, and (d) such other interests in land or improvements as may be necessary and suitable for the foregoing, including roads and rights of access, utilities and other necessary site preparation facilities.

         "Facility Fund" shall mean the trust fund so designated which is established pursuant to Section 401 hereof.

         "Facility Site" shall mean those two parcels of land containing in the aggregate approximately 7.26 acres located in the Riverside Industrial Park, Belcamp, Harford County, Maryland and known as Lot 17 with a street address of 1324 Brass Mill Road and Lot 18 with a street address of 1326 Brass Mill Road (as more particularly described in Exhibit B attached to the Loan Agreement) and any and all improvements thereon including, without limitation, the Building.

         "Fixed Rate" shall mean the rate of interest per annum determined by the Placement Agent on the seventh day (or on the immediately following Business Day if such seventh day is not a Business Day) prior to the Conversion Date to be that rate which, in the sole judgment of the Placement Agent based on prevailing market conditions, is the minimum fixed annual rate of interest necessary to enable the Placement Agent to arrange for the sale of all of the Bonds in the secondary market at a price equal to the principal amount thereof, for which the Placement Agent would be so required to arrange for the sale on the Conversion Date pursuant to Section 202(e) hereof.

         "Fixed Rate Period" shall mean the period during which the Fixed Rate is in effect.

         "Government Obligations" shall mean (i) direct obligations of the

United States of America, (ii) obligations unconditionally guaranteed by the United States of America, and (iii) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) or (ii) above the full and timely payment of which securities, receipts or obligations is unconditionally guaranteed by the United States of America.

         "Guarantor" shall mean Lunn Industries, Inc., a Delaware corporation, and its successors and assigns and any surviving, resulting or transferee corporation or other entity.

         "Guaranty" shall mean the Guaranty Agreement dated as of May 1, 1997 by the Guarantor in favor of the Bank and the Hedge Counterparty.

         "Hedge Agreement" shall mean the agreement between the Borrower and the Hedge Counterparty executed in connection with the interest rate swap or similar hedge arrangement between the Bank and the Hedge Counterparty.

         "Hedge Counterparty" shall mean First Union National Bank of Maryland, its successors and assigns.

         "Indenture" shall mean this Trust Indenture, together with any and all amendments and supplements thereto permitted thereby.

         "Initial Interest Rate" shall mean the variable rate of interest determined by the Remarketing Agent on the date of issuance of the Bonds.

         "Initial Rate Period" shall mean the period from and including the date of initial authentication and delivery of the Bonds to and including May 21, 1997.

         "Intercreditor Agreement" shall mean the Intercreditor Agreement dated as of May 1, 1997 by and among the Issuer, the Trustee, the Borrower, the Guarantor the Bank, First Union National Bank of Maryland and the Hedge Counterparty, as the same may be amended from time to time.

         "Interest Payment Date" shall mean the first Business Day of each February, May, August and November, commencing August 1, 1997, through the Maturity Date of the Bonds and any date specified as a Conversion Date in accordance with Section 202(e) hereof.

         "Investment Obligations" shall mean:

         (a) Government Obligations maturing within one year from the date of acquisition thereof;

         (b) obligations of any state or political subdivision of the United States or any agency or instrumentality thereof if (i) such obligations are secured by cash, Government Obligations or a combination thereof (A) which have been deposited into a segregated escrow account for and irrevocably pledged to the payment, when due, of the principal or redemption price of and interest on such obligations and (B) which are sufficient, without reinvestment, to provide for the payment, when due, of the principal or redemption price of and interest on such obligations; or (ii) such obligations are insured as to timely payment of principal or redemption price and interest by an insurance company or commercial bank with capital, surplus and undivided profits in excess of $10,000,000 and are rated by Moody's or by S&P in the highest rating category assigned by such rating service to obligations of the same type;

         (c) bonds, debentures, notes or other evidences of indebtedness issued by any of the following agencies or such other like governmental or government sponsored agencies which may be hereafter created: Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Financing Bank; Federal Home Loan Bank System; Export-Import Bank of the United States; Farmers Home Administration; Small Business Administration; Inter-American Development Bank; International Bank for Reconstruction and Development; Federal Land Banks; Government National Mortgage Association; or Tennessee Valley Authority;

         (d) direct and general obligations of any state of the United States, to the payment of the principal of and interest on which the full faith and credit of such state is pledged, if at the time of their purchase such obligations are rated in any of the two highest rating categories by S&P and Moody's';

         (e) negotiable and non-negotiable certificates of deposit which are issued by banks, trust companies or savings and loan associations maturing within one year from the date of acquisition thereof, provided that the aggregate principal amount of all such certificates issued to or for the benefit of the Borrower or any Affiliate of the Borrower by any such institution shall not at any time exceed 10% of the combined capital and surplus of such institution;

         (f) repurchase agreements for Government Obligations which (i) are entered into with banks, trust companies or dealers in government bonds which report to, trade with and are recognized as primary dealers by a Federal Reserve Bank, and (ii) such Government Obligations shall have a fair market value on the date of the repurchase agreement equal to at least 100% of the amount of the related repurchase obligations, and (iii) such Government Obligations are transferred to the Trustee or a third party agent of the Trustee by physical delivery or by an entry made on the records of the issuer of such Government Obligations;

         (g) obligations of any state or political subdivision thereof or any agency or instrumentality of such a state or political subdivision, the payment of principal or redemption price of and interest on which is secured by an unconditional, irrevocable letter of credit issued by a bank, trust company, savings and loan association or other financial institution, provided that at the time of its purchase both such obligation and the long term unsecured, uncollateralized debt of such financial institutions are rated in either of the two highest rating categories by S&P and Moody's;


         (h) shares of an open-end, diversified investment company which is registered under the Investment Company Act of 1940, as amended, and which (i) invests its assets exclusively in Government Obligations having a final maturity date of less than one year from their date of purchase or invests its assets in repurchase agreements described in (f) above; (ii) seeks to maintain a constant net asset value per share; and (iii) has aggregate net assets of not less than $10,000,000 on the date of purchase of such shares; provided that, at the time of purchase, such shares are rated in either of the two highest rating categories by S&P and Moody's;

         (i) commercial paper rated by Moody's within its NCO/Moody's ratings of prime 1, or by S&P within its ratings of A-1, or by Fitch Investors Service within its ratings of F-1;

         (j) obligations described in Section 103(a) of the Code, the interest on which is excludable from the gross income of the owner thereof for federal income tax purposes under Section 103(a) of the Code, including any stock in a "regulated investment company" within the meaning of Section 851(a) of the Code, which corporation during any quarter of its taxable year during which the Trustee has invested therein any moneys in the Facility Fund or the Bond Fund (i) meets the requirements of Section 852(a) of the Code for the taxable year; (ii) has authorized and outstanding only one class of stock; and (iii) to the extent practicable invests all its assets in obligations described in Section 103(a) of the Code and states in its prospectus made available to the Trustee at the time of such investment its intention that at least 98 percent (A) of its gross income will be derived from interest on or gains from the sale or other disposition of obligations described in Section 103(a) of the Code, or (B) of the weighted average value of its assets is represented by investments in obligations described in Section 103(a) of the Code; provided, however, that if the Trustee receives notice that, during any quarter during which the Trustee invested moneys in the Facility Fund or Bond Fund therein, such regulated investment company failed to meet any of the foregoing requirements, such stock shall no longer be deemed to meet the requirements of clause (iii) of this paragraph j);

         (k) if the Trustee has received an opinion of Co-Bond Counsel that such investment will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes under Section 103(a) of the Code, obligations of the United States Treasury--State and Local Government Series ("SLGS"), provided the yield on the SLGS does not exceed that specified in such opinion of Co-Bond Counsel; and

         (l) any other investment authorized by the applicable law of the State and approved in writing by the Credit Facility Issuer.

         "Issuer" shall mean the Maryland Industrial Development Financing Authority, a body politic and corporate and a public instrumentality of the

State.

         "Issuer Representative" shall mean the Chairman, Vice Chairman, Executive Director or the Associate Director or such other persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Borrower and the Trustee containing the specimen signature of such persons and signed on behalf of the Issuer by its Chairman or Vice Chairman.

         "Issuer's Fee" shall mean the annual fee payable by the Borrower to the Issuer described in Section 7.21(k) of the Loan Agreement.

         "Letter of Credit" shall mean the irrevocable direct pay letter of credit, dated May 15, 1997, in the amount of $2,704,000 issued by the Bank, including any extensions thereof.

         "Letter of Credit Documents" shall mean the Letter of Credit, the Reimbursement Agreement, the Intercreditor Agreement, the Deed of Trust, the Guaranty, the Security Agreement, the Pledge Agreement and any and all other documents that the Borrower, the Guarantor or any other party or parties or their representatives, have executed and delivered or may hereafter execute and deliver, to evidence or secure the obligations of the Borrower in connection with the Letter of Credit or any part thereof, together with any amendments or supplements thereto.

         "Loan Agreement" shall mean the Loan Agreement dated as of May 1, 1997 by and between the Issuer and the Borrower, together with any and all amendments and supplements thereto.

         "Loan Repayments Account" shall mean the account of that name established in the Bond Fund pursuant to Section 502 hereof.

         "Majority Registered Owners" shall mean the owners of a majority of the aggregate principal amount of the Bonds Outstanding.

         "Maturity Date" shall mean November 1, 2012, unless the maturity of the Bonds shall be accelerated by the Trustee pursuant to Section 902 of this Indenture, in which case the Maturity Date of the Bonds shall be the date set forth in the notice of acceleration from the Trustee to the Issuer, the Borrower, the Credit Facility Trustee and the Credit Facility Issuer pursuant to
Section 902 of this Indenture.

         "MIDFA Act" shall mean the Maryland Industrial Development Financing Authority Act, constituting Subtitle 9 of Title 5 of Article 83A of the Annotated Code of Maryland, as amended.

         "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Remarketing Agent, with the consent of the Borrower and the Credit Facility Issuer.

         "Net Proceeds" when used with respect to any insurance proceeds or award resulting from, or other amount received in connection with, Eminent Domain shall mean the gross proceeds from such proceeds, award or other amount, less all expenses (including attorneys' fees) incurred in the realization thereof.

         "Note" shall mean the promissory note given by the Borrower pursuant to
Section 5.1 of the Loan Agreement, substantially in the form of Exhibit A attached thereto.

         "Official Intent" shall mean the Declaration of Official Intent to Reimburse executed by the Executive Director of the Issuer on October 16, 1996.

         "Optional Retention Notice" shall mean a notice from the owner of a Bond to the Trustee in the form attached to the Bond as Exhibit A.

         "Optional Tender Notice" shall mean a notice from the owner of a Bond to the Tender Agent in the form attached to the Bond as Exhibit B.

         "Outstanding," in connection with Bonds shall mean, as of the time in question, all Bonds authenticated and delivered under this Indenture, except:

                  (i) Bonds theretofore canceled or required to be canceled under Section 213 hereof;

                  (ii) Bonds which are deemed to have been paid in accordance with Article XIV hereof;

                  (iii) Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article II hereof; and

                  (iv) Undelivered Bonds.

In determining whether the owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Borrower (unless all of the Outstanding Bonds are then owned by the Borrower) or an Affiliate of the Borrower shall be disregarded for the purpose of any such determination; provided that the Trustee can assume that no Bonds are owned by an Affiliate of the Borrower unless the Trustee has received written notice from the Borrower as to the identity of such Affiliate. For the purpose of this paragraph, an "Affiliate" of any specified entity shall mean any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity and "control" when used with respect to any specified entity, shall mean the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, association, joint venture, joint-stock company, a government agency or political subdivision.

         "Placement Agent" shall mean the First Union National Bank of North Carolina (acting through its Capital Markets Group) and its successors or any other person designated by the Borrower meeting the requirements of Section 1203 hereof.

         "Placement Agreement" shall mean the letter agreement dated the date of the initial issuance and delivery of the Bonds among the Borrower, the Issuer and the Placement Agent, providing for the introducing of the Bonds by the Placement Agent to prospective purchasers.

         "Plant" shall mean all buildings, structures, improvements, fixtures, furniture, machinery, equipment or other property (excluding inventory) of the Borrower, now or hereafter located at or affixed to the Facility Site, including without limitation the Facility.

         "Pledge Agreement" shall mean that certain Pledge Agreement, dated as of May 1, 1997, between the Bank and the Borrower.

         "Principal Office" of the Trustee or Bond Registrar shall mean the office at which, at the time in question, is designated as its corporate trust office from which its business hereunder is principally conducted.

         "Private Placement Memorandum" shall mean the Private Placement Memorandum dated May 15, 1997, relating to the Bonds.

         "Rebate Amount" shall mean the amount (if any) that is to be paid to the United States of America pursuant to the Borrower's Tax Certificate.

         "Rebate Fund" shall mean the trust fund so designated which is established pursuant to Section 505 hereof.

         "Registered Owner" or "Registered Owners" or "Owner" or "Bondholder" or "Bondholders" shall mean (a) in the event that the book-entry system of evidence of transfers of ownership in the Bonds is employed pursuant to Section 206, Cede & Co., as nominee for DTC, or its nominee, and (b) in all other cases, the person or persons in whose names any Bond or Bonds are registered on the books and records of the Bond Registrar pursuant to Section 204 of this Indenture.

         "Regular Record Date" shall mean (a) in respect of any Interest Payment Date during the Variable Rate Period, the close of business on the Business Day immediately preceding each such Interest Payment Date, and (b) in respect of any Interest Payment Date during the Fixed Rate Period, the 15th day (whether or not a Business Day) of the calendar month immediately preceding each such Interest Payment Date.

         "Reimbursement Agreement" shall mean the Letter of Credit and Reimbursement Agreement dated as of May 1, 1997 between the Borrower and the Bank, as the same may be amended from time to time and filed with the Trustee, and any agreement of the Borrower with a Credit Facility Issuer setting forth the obligations of the Borrower to such Credit Facility Issuer arising out of any payments under a Credit Facility and which provides that it shall be deemed to be a Reimbursement Agreement for the purpose of this Indenture.

         "Remarketing Account" shall mean the account of that name established in the Bond Purchase Fund pursuant to Section 302 hereof.

         "Remarketing Agent" shall mean First Union National Bank of North Carolina (acting through its Capital Markets Group) and its successors as provided in Section 1201 hereof.

         "Remarketing Agreement" shall mean the Remarketing Agreement dated as of May 1, 1997 between the Borrower and the Remarketing Agent, as amended, restated, modified or supplemented from time to time.

         "Requisite Registered Owners" shall mean the Registered Owners of more than two-thirds of the aggregate outstanding principal amount of the Bonds.

         "Reserved Rights of the Issuer" shall mean (a) all rights of the Issuer as set forth in Sections 6.5, 7.2 through 7.10, inclusive, 7.13(c), 7.14, 7.21(h), 7.21(k), 9.3 and 9.5 of the Loan Agreement; (b) all rights of the Issuer to indemnification, inspection and payment of costs, expenses and advances under the Deed of Trust; (c) the right of the Issuer (in its corporate capacity as Issuer and not as Beneficiary under the Deed of Trust) to receive notices, reports or other information, make determinations and grant approvals under the Loan Agreement and the Deed of Trust; (d) all rights of the Issuer to enforce (other than the declaration of a default under any of the Bond Documents) the representations, warranties, covenants and agreements of the Borrower pertaining in any manner or way, directly or indirectly, to the tax-exempt status of interest on the Bonds set forth in any of the Bond Documents or in the Borrower's Tax Certificate or in any other certificate or agreement executed by the Borrower; (e) all rights of the Issuer in connection with any amendment to or modification of the Bond Documents; and (f) all enforcement remedies with respect to the foregoing.

         "Responsible Officer" when used with respect to the Trustee shall mean any trust officer or assistant trust officer and also shall mean, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Revenue Bond Act" shall mean the Maryland Economic Development Revenue Bond Act, constituting Subtitle 1 of Title 14 of Article 41 of the Annotated

Code of Maryland, as amended.

         "Revenues" shall mean (a) all amounts payable to the Trustee with respect to the principal or redemption price of, or interest on, the Bonds (i) by the Borrower under the Note, (ii) by the Credit Facility Issuer under a Credit Facility, and (iii) by transfer from the Facility Fund pursuant to
Section 401 hereof, and

(b) investment income with respect to any moneys held by the Trustee in the Bond Fund.

         "Security Agreement" shall mean the Security Agreement dated as of May 1, 1997 by the Borrower and the Guarantor in favor of the Bank, the Issuer and the Hedge Counterparty.

         "S&P" shall mean Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Remarketing Agent, with the consent of the Borrower and the Credit Facility Issuer.

         "Special Record Date" shall mean for purpose of payment of Defaulted Interest on the Bonds, the date fixed by the Trustee pursuant to Section 209 hereof.

         "State" shall mean the State of Maryland.

         "Subsidiary" shall mean any corporation, association or other business entity of which more than 50% of the issued and outstanding stock or equivalent thereof having ordinary voting power is, at the time at which any determination is being made, owned or controlled by the Borrower or by one or more Subsidiaries or other affiliates of the Borrower.

         "Tax-Exempt Bonds" shall mean bonds or other evidences of indebtedness, the interest on which is excluded from gross income for federal income tax purposes (although such interest may be an item of tax preference for individuals or corporations subject to the alternative minimum income tax).

         "Tax-Exempt Money Market Fund" shall mean any entity that (i) is treated as a "grantor trust" under Subchapter J, Part 1, Subpart E of the Code in which the certificate holders or unit holders are treated as the owners of all assets owned by such trust and (ii) invests solely in Tax-Exempt Bonds; provided, however, such terms shall include a "regulated investment company" within the meaning of Section 851 of the Code meeting the requirements of such entity specified by paragraph (j) of the definition "Investment Obligations."

         "Tender Agency Agreement" shall mean the Tender Agency Agreement dated as of May 1, 1997 among the Borrower, the Trustee and the Tender Agent.


         "Tender Agent" shall mean First Union National Bank of Virginia and its successors as provided in Section 1202 hereof.

         "Tendered Bonds" shall mean those Bonds delivered or deemed delivered by the Registered Owners for purchase pursuant to an Optional Tender Notice or on the Conversion Date.

         "Trustee" shall mean First Union National Bank of Virginia and its successors in the trust hereunder.

         "Undelivered Bonds" shall mean (i) any Bond for which an Optional Tender Notice has been given pursuant to Section 203 hereof and which has not been delivered to the Tender Agent on the date specified for purchase, and (ii) any Bond which has not been delivered to the Trustee for redemption or purchase when called for redemption or purchase on any optional or mandatory redemption or purchase date or the Conversion Date if, with respect to Bonds to be delivered on the Conversion Date, the owner thereof has not provided the Trustee with the Optional Retention Notice; provided that in either case the Trustee has on hand and available on such date funds sufficient to purchase or redeem said Bond.

         "Variable Rate" shall mean a variable interest rate per annum established from time to time after the Initial Rate Period as the rate of interest per annum determined by the Remarketing Agent (and certified in writing to the Trustee) on each Determination Date as the minimum rate of interest per annum necessary, in the judgment of the Remarketing Agent taking into account market conditions prevailing on the Determination Date, to enable the Remarketing Agent to arrange for the sale of all of the Bonds on the Thursday following the Determination Date in the secondary market at a price equal to the principal amount thereof (plus accrued interest to the date of settlement). In the event the Remarketing Agent fails to certify such rate for any Calculation Period, or, if for any reason the Variable Rate is held to be invalid or unenforceable by a court of competent jurisdiction for any period, the Variable Rate for each Calculation Period thereafter (if none is certified by the Remarketing Agent) shall be 90% of the yield for United States Treasury bills maturing approximately 30 days after the Determination Date for such Calculation Period as published by The Wall Street Journal on such Determination Date (or the next preceding Business Day on which The Wall Street Journal is published if not published on the Determination Date). Notwithstanding anything else contained herein, the Variable Rate shall not in any event exceed the lesser of
(i) 12% per annum or (ii) the maximum rate permitted by law.

         "Variable Rate Period" shall mean that period during which the Bonds bear interest at a Variable Rate.

         "Variable Rate Purchase Date" shall mean while the Bonds bear interest at the Variable Rate, any Business Day (prior to or upon the effective date of the Fixed Interest Rate) on which the Bonds may be tendered for purchase at the option of the Registered Owner or Beneficial Owner thereof, in accordance with
Section 203 hereof,
which date shall be a date at least seven days after the date of delivery of the Optional Tender Notice.

         "Vice Chairman" shall mean the Vice Chairman of the Authority or such other person or officer to which the principal functions of the Vice Chairman may be transferred.

         Section 1012. Rules of Construction.

         (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond", "Registered Owners", and "person" shall include the plural as well as the singular number; the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         (b) Words importing the redemption or calling for redemption of the Bonds shall not be deemed to refer to or connote payment of Bonds at their stated maturity.

         (c) The Table of Contents, captions and headings in this Indenture are for convenience only and in no way limit the scope or intent of any provision or section of this Indenture.

         (d) All references herein to particular articles or sections are references to articles or sections of this Indenture unless some other reference is indicated.

         (e) All references herein to the Code or any particular provision or section thereof shall be deemed to refer to any successor, or successor provisions or section, thereof, as the case may be.

         (f) All references herein to time shall be Charlotte, North Carolina time.

                                   ARTICLE II

                                    THE BONDS

         Section 1021. Amount, Terms, and Issuance of Bonds. The Bonds shall be limited to $2,600,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Bond attached hereto as Exhibit C and as set forth in this Indenture. No Bonds may be issued under this Indenture except in accordance with this Article II. No additional bonds shall be issued under this Indenture.

         The Issuer may cause a copy of the text of the opinion of Co-Bond Counsel delivered in connection with the issuance of the Bonds to be printed on any of the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto, including the imposition of CUSIP or other identifying numbers.

         Upon satisfaction of the conditions set forth in Section 214 hereof, the Issuer shall issue the Bonds, and the Trustee shall, at the Issuer's request, authenticate the Bonds and deliver them as specified in the request.

         Section 1022. Designation, Denominations, Maturity, Dates and Interest Rates of the Bonds.

         (a) Designation, Denominations, Maturity, Dates. The Bonds shall be designated "Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue." The Bonds shall be issuable as fully registered Bonds in Authorized Denominations. No amount of Bonds may be tendered, retained or redeemed under the terms of this Indenture which would result in the ownership of Bonds in denominations other than Authorized Denominations. All Bonds shall bear the date of their authentication, shall bear interest from the most recent date to which interest has been paid or duly provided for or, if authenticated on an Interest Payment Date, from that date, or if no interest has been paid or duly provided for, from the original date of authentication, and shall mature, subject to prior redemption as provided in Article VII hereof, on November 1, 2012.

         (b) Interest Rates. The Bonds shall bear interest at the applicable rate provided below. On each Interest Payment Date, interest accrued through the day immediately preceding such Interest Payment Date shall be payable. While the Bonds bear interest at a Variable Rate, interest on the Bonds shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed, and from and including the Conversion Date, and thereafter, interest on the Bonds shall be computed on the basis of a 360-day year of twelve equal months of 30 days each.

         (c) Initial Interest Rate. For the Initial Rate Period, the Bonds shall bear interest at the Initial Interest Rate.

         (d) Variable Rate. Following the Initial Rate Period and until the Conversion Date, the Bonds shall bear interest at the Variable Rate. During the Variable Rate Period, the Remarketing Agent shall determine the Variable Rate for the Bonds on each Determination Date. The first Determination Date shall be May 21, 1997. The Remarketing Agent shall give telephonic notice on the Determination Date to the Trustee (promptly certified in writing) and the Borrower of the Variable Rate to be in effect for the next succeeding Calculation Period.

         (e) Fixed Rate; Conversion to Fixed Rate.

         (1) At the election of the Borrower, the Bonds shall bear interest at the Fixed Rate from and after any Interest Payment Date following compliance by the Borrower with the provisions of this Section 202(e). The Fixed Rate shall be established after delivery by the Borrower to the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent of: (i) a notice to the effect that the interest rate on the Bonds shall become fixed on the Conversion Date specified in such notice, which notice shall designate the Placement Agent and state whether or not a Credit Facility will be in effect after the Conversion Date and, if so, the name of the Credit Facility Issuer, (ii) an opinion of Co-Bond Counsel addressed to the Trustee and the Issuer that the establishment of a Fixed Rate is authorized and permitted under this Indenture and will not cause interest on the Bonds to be includable in the gross income of the Registered Owners for federal income tax purposes and (iii) an agreement between the Placement Agent and the Borrower concerning the placement of the Bonds at the Fixed Rate. Such notice and opinion must be delivered not less than 30 nor more than 60 days prior to the Conversion Date.

         (2) At least 25 days prior to the proposed Conversion Date, the Trustee shall mail, in the name of the Issuer, a notice to the owners of the Bonds, which notice shall be in the form attached hereto as Exhibit B.

         (3) Any Registered Owner that (i) does not provide the Trustee with the Optional Retention Notice at least 15 days prior to the Conversion Date and (ii) fails to deliver its Bonds not subject to an Optional Retention Notice at or prior to 10:00 a.m. on the Conversion Date, shall be deemed to have tendered its Bonds to the Tender Agent on the Conversion Date. Said Registered Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Conversion Date) other than the purchase price for such Bonds which shall be equal to the unpaid principal amount of such Bonds, and any such Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the purchase price therefor and interest payable on the Conversion Date. Payment of the purchase price of any such Bonds shall be made only upon the presentment and surrender of such Bonds to the Tender Agent. Upon request, the Trustee shall provide the Tender Agent with the address set forth on the Bond Register (as hereinafter defined) for such Registered Owner. The Trustee shall notify the Bond Registrar of all Bonds with respect to which the Trustee has not received Optional Retention Notices, which Bonds shall be deemed to be tendered for purchase on the Conversion Date. In the case of any Bond deemed tendered, the Issuer shall cause to be executed, and the Trustee shall authenticate and deliver to the new Registered Owner as provided in Section 301 hereof, a new Bond of like date and tenor in lieu of and in substitution for such Bond deemed to be tendered.

         (4) The rate of interest borne by the Bonds from and including the Conversion Date until the maturity or prior redemption of the Bonds shall be the Fixed Rate determined by the Placement Agent on the seventh day (or the immediately following Business Day if such seventh day is not a Business Day) prior to the Conversion Date.

         (5) If, for any reason, the Fixed Rate is held to be invalid or unenforceable by a court of competent jurisdiction, the Fixed Rate will be 8% per annum. Notwithstanding anything to the contrary contained herein or in the Indenture, the Fixed Rate shall in no event be a rate of interest in excess of the maximum rate permitted by law.

         (6) The Fixed Rate shall be computed on the basis of a 360- day year of twelve equal months of 30 days each and interest on the Bonds shall be payable on each Interest Payment Date after the Conversion Date until the principal of, and premium, if any, and interest on the Bonds shall have been paid in full.

         (7) Upon the determination of the Fixed Rate, the Placement Agent shall promptly notify the Trustee of the same in writing.

         (8) On or before the Conversion Date, all Bonds shall be presented to the Trustee for stamping or otherwise noting thereon of the legend:

                  "The interest rate on this Bond has been fixed at _____% per annum in accordance with the provisions of this Bond and
                  Section 202(e) of the Indenture.

         (9) Following the conversion of the interest rate on the Bonds to a Fixed Rate on the Conversion Date, the Credit Facility Trustee shall assign all of its right, title and interest in, and duties and obligations under, this Indenture and the other Bond Documents to the Trustee, and the Trustee shall accept such assignment. Thereafter all references in this Indenture and the other Bond Documents to the Credit Facility Trustee shall mean the Trustee. However, if there is a mandatory purchase of any Bonds on the Conversion Date in accordance with Section 701(e) hereof, the Credit Facility Trustee shall submit any drawing under the Credit Facility required in connection therewith prior to making the assignment to the Trustee as described in this subsection.

         (f) Interest Rate Determination Binding. The determination of the interest rates on the Bonds in accordance with the terms of this Indenture shall be conclusive and binding upon the Registered Owners, the Issuer, the Borrower, the Trustee, the Credit Facility Trustee, the Remarketing Agent, the Placement Agent, the Tender Agent and the Credit Facility Issuer.

         Section 1023. Optional Tender Provisions of the Bonds.

         (a) While the Bonds bear interest at the Variable Rate, any Bond or portion thereof in an Authorized Denomination (other than a Bond registered in the name of the Borrower) shall be purchased on the demand of the Registered Owner thereof, at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the purchase date, if the Registered Owner of such Bond delivers to the Tender Agent at its address filed with the Trustee an Optional Tender Notice. Such purchase shall be made only on a Business Day at least seven (7) days after receipt of the Optional Tender Notice by the Trustee and at least 10 days prior to the Conversion Date.

         (b) Any Optional Tender Notice delivered pursuant to the preceding paragraph shall automatically constitute: (i) an irrevocable offer to sell such Bond on the Variable Rate Purchase Date at a price equal to 100% of the principal amount of such Bond plus accrued interest to the Variable Rate Purchase Date; and (ii) an irrevocable authorization and instruction to the Bond Registrar to effect transfer of such Bond to the purchaser thereof on the Variable Rate Purchase Date. No purchase of Bonds pursuant to the provisions of this Section 203 shall be deemed a redemption thereof.

         (c) Unless the Bonds are being held pursuant to a book-entry system as provided in Section 206 hereof, any Registered Owner who delivers an Optional Tender Notice pursuant to this Section 203 shall deliver such Bond to the Tender Agent, at its address filed with the Trustee, not less than five days prior to the Variable Rate Purchase Date specified in the aforesaid Optional Tender Notice. All Bonds delivered to the Tender Agent pursuant to this Section 203 must be duly endorsed for transfer in blank in form satisfactory to the Trustee.

         (d) If a Registered Owner who gives the Optional Tender Notice shall fail to deliver the Bond or Bonds identified in the Optional Tender Notice to the Tender Agent at or prior to 10:00 a.m. on the Variable Rate Purchase Date, such Undelivered Bond shall be deemed to have been tendered for purchase, shall be purchased and shall cease to accrue interest on such Variable Rate Purchase Date and the Registered Owner thereof shall thereafter be entitled only to payment of the purchase price therefor and to no other benefits of this Indenture, and the Issuer, to the extent permitted by law, shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver a substitute Bond or Bonds in lieu of the Undelivered Bond and the Bond Registrar shall register such Bond in the name of the purchaser or purchasers thereof pursuant to Section 205 hereof. The Tender
Agent shall notify the Trustee and the Bond Registrar of any Undelivered Bonds. The Trustee shall (i) notify the Remarketing Agent of such Undelivered Bonds and
(ii) place a stop transfer against such Undelivered Bonds until the Undelivered Bonds are properly delivered to the Tender Agent. Upon notice of such delivery, the Bond Registrar shall make any necessary adjustment to the Bond Register.

         (e) Notwithstanding anything to the contrary contained herein, the rights of the Registered Owners to tender Bonds pursuant to this Section 203 shall cease immediately and without further notice from and including the date payment of the Bonds is accelerated following an Event of Default pursuant to
Article IX hereof.

         Section 1024. Registered Bonds Required, Bond Registrar and Bond Register. All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture.


         The Issuer shall designate one or more persons to act as "Bond Registrar" for the Bonds provided that the Bond Registrar appointed for the Bonds shall be either the Trustee or a person which would meet the requirements for qualification as a successor trustee imposed by Section 1011 hereof. The Issuer hereby appoints First Union National Bank of Virginia as its Bond Registrar in respect of the Bonds. Any person other than the Trustee undertaking to act as Bond Registrar shall first execute a written agreement, in form satisfactory to the Trustee, to perform the duties of a Bond Registrar under this Indenture, which agreement shall be filed with the Trustee and the Tender Agent.

         The Bond Registrar shall act as registrar and transfer agent for the Bonds. There shall be kept at an office of the Bond Registrar a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as the Issuer, the Trustee or the Bond Registrar may prescribe, there shall be provisions for the registration of the Bonds and for the registration of transfers of the Bonds. The Issuer shall cause the Bond Registrar to designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Bond Register is kept. In the absence of a specific designation by the Bond Registrar, the principal corporate trust office of the Trustee in Richmond, Virginia shall be deemed such office in respect of the Bonds for which the Trustee is acting as Bond Registrar.

         Section 1025. Transfer and Exchange. Subject to the provisions of
Section 206 below, the following provisions shall be applicable to all transfers and exchanges of Bonds. Upon surrender for transfer of any Bond at the office of the Bond Registrar, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of authorized denomination in the aggregate principal amount which the Registered Owner is entitled to receive; provided that if monies for the purchase of such Bond have been provided pursuant to a draw under the Credit Facility, such Bond shall not be transferable to anyone other than the Borrower or its assignee or pledgee. Except for transfers in connection with the purchase of Bonds pursuant to Section 203 and 701(e) and the remarketing thereof pursuant to Article III, which shall be effected at the office of the Tender Agent, Bonds shall be surrendered for transfer at the principal corporate trust office of the Trustee in Richmond, Virginia. Also, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver Bonds in lieu of Undelivered Bonds.

         Bonds may be exchanged for other Bonds of any other authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at the principal corporate trust office of the Bond Registrar or Trustee; provided, however, that in connection with the purchase of Bonds tendered for purchase pursuant to Sections 203 and 701(e) hereof and the remarketing thereof pursuant to Article III, Bonds may be exchanged at the principal office of the Tender Agent or any office of any agent designated by the Trustee. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or its Authenticating Agent shall authenticate and deliver, the Bonds which the Registered Owner making the exchange is entitled to receive.

         All Bonds presented for transfer, exchange, redemption or payment (if so required by the Issuer, the Bond Registrar or the Trustee), shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form satisfactory to the Bond Registrar, which may include a signature guarantee, duly executed by the Registered Owner or by his attorney duly authorized in writing.

         No service charge shall be made to a Registered Owner for any exchange or transfer of Bonds, but the Issuer or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         Except in connection with the purchase of Bonds pursuant to Sections 203 and 701(e) hereof and the remarketing thereof pursuant to Article III, neither the Issuer nor any Bond Registrar on behalf of the Issuer shall be required to issue, transfer or exchange any Bond selected for redemption in whole or in part or to issue, transfer or exchange any of the Bonds during the period of ten days preceding the date a notice of redemption is sent.

         New Bonds delivered upon transfer or exchange shall be valid limited obligations of the Issuer, evidencing the same debt as the Bonds surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

         Section 1026. Book-Entry System. The Bonds shall initially be held under a book-entry system with DTC. References in this Section 206 to a Bond or the Bonds shall be construed to mean the Bond or the Bonds that are held under the book-entry system. One Bond of each maturity shall be issued to DTC and immobilized in its custody. A book-entry system shall be employed, evidencing ownership of the Bonds in Authorized Denominations, with transfers of beneficial ownership effected on the records of DTC and the DTC Participants pursuant to rules and procedures established by DTC.

         Each DTC Participant shall be credited in the records of DTC with the amount of such DTC Participant's interest in the Bonds. Beneficial ownership interests in the Bonds may be purchased by or through DTC Participants. The holders of these beneficial ownership interests are hereinafter referred to as the "Beneficial Owners." The Beneficial Owners shall not receive Bonds representing their beneficial ownership interests. The ownership interests of each Beneficial Owner shall be recorded through the records of the DTC Participant from which such Beneficial Owner purchased its Bonds. Transfers of Ownership interests in the Bonds shall be accomplished by book entries made by DTC and, in turn, by DTC Participants acting on behalf of Beneficial Owners. SO LONG AS CEDE & CO., AS NOMINEE FOR DTC, IS THE REGISTERED OWNER OF THE BONDS,

THE TRUSTEE SHALL TREAT CEDE & CO. AS THE ONLY HOLDER OF THE BONDS FOR ALL PURPOSES UNDER THIS INDENTURE, INCLUDING RECEIPT OF ALL PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS, RECEIPT OF NOTICES, VOTING AND REQUESTING OR DIRECTING THE TRUSTEE TO TAKE OR NOT TO TAKE, OR CONSENTING TO, CERTAIN ACTIONS UNDER THIS INDENTURE.

         Payments of principal, interest, premium, if any, and purchase price with respect to the Bonds, so long as DTC is the only owner of the Bonds, shall be paid by the Trustee directly to DTC or its nominee. DTC shall remit such payments to DTC Participants, and such payments thereafter shall be paid by DTC Participants to the Beneficial Owners. The Issuer, the Borrower, the Credit Facility Trustee, the Tender Agent and the Trustee shall not be responsible or liable for payment by DTC or DTC Participants, for sending transaction statements or for maintaining, supervising or reviewing records maintained by DTC or DTC Participants.

         Notwithstanding anything to the contrary contained in this Indenture, for so long as Cede & Co. is the sole Registered Owner of the Bonds, all tenders and deliveries of Bonds under the provisions of this Indenture shall be made pursuant to DTC's procedures in effect from time to time and none of the Issuer, the Trustee, the Tender Agent or the Remarketing Agent shall have any responsibility for or liability with respect to the implementation of such procedures.

         In the event that (1) DTC determines not to continue to act as securities depository for the Bonds or (2) the Remarketing Agent determines that the continuation of the book-entry system of evidence and transfer of ownership of the Bonds would adversely affect the interests of the Beneficial Owners of the Bonds, the Issuer shall discontinue the book-entry system with DTC with respect to the Bonds. If the Remarketing Agent fails to identify another qualified securities depository to replace DTC, the Trustee shall authenticate and deliver replacement Bonds in the form of fully registered Bonds pursuant to the written instructions of DTC.

         THE ISSUER, THE BORROWER, THE REMARKETING AGENT, THE CREDIT FACILITY TRUSTEE, THE TENDER AGENT AND THE TRUSTEE SHALL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC PARTICIPANT OR ANY BENEFICIAL OWNER WITH RESPECT TO (i) THE BONDS; (ii) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DTC PARTICIPANT; (iii) THE PAYMENT BY DTC OR ANY DTC PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS; (iv) THE DELIVERY OR TIMELINESS OF DELIVERY BY DTC OR ANY DTC PARTICIPANT OF ANY NOTICE DUE TO ANY BENEFICIAL OWNER THAT IS REQUIRED OR PERMITTED UNDER THE TERMS OF THIS INDENTURE TO BE GIVEN TO BENEFICIAL OWNERS;
(v) THE SELECTION OF BENEFICIAL OWNERS TO RECEIVE PAYMENTS IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (vi) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC OR ITS NOMINEE, AS OWNER.

         In the event that a book-entry system of evidence and transfer of ownership of the Bonds is discontinued pursuant to the provisions of this

Section, the Bonds shall be delivered solely as fully registered Bonds without coupons in the Authorized Denominations, shall be lettered "R" and numbered separately from 1 upward, and shall be payable, executed, authenticated, registered, exchanged and canceled pursuant to the provisions hereof.

         The Borrower shall not be limited to utilizing a book-entry system maintained by DTC but may enter into a custody agreement with any bank or trust company serving as custodian (which may be the Trustee serving in the capacity of custodian) to provide for a book-entry or similar method for the registration and registration of transfer of all or a portion of the Bonds.

         SO LONG AS A BOOK-ENTRY SYSTEM OF EVIDENCE OF TRANSFER OF OWNERSHIP OF ALL THE BONDS IS MAINTAINED IN ACCORDANCE HEREWITH, THE PROVISIONS OF THIS INDENTURE RELATING TO THE DELIVERY OF PHYSICAL BOND CERTIFICATES WITH RESPECT TO THE BONDS SHALL BE DEEMED INAPPLICABLE OR BE OTHERWISE SO CONSTRUED AS TO GIVE FULL EFFECT TO SUCH BOOK-ENTRY SYSTEM.

         Section 1027. Execution. The Bonds shall be executed by the manual or facsimile signature of the Chairman or Vice Chairman of the Issuer, and the seal of the Issuer shall be affixed, imprinted, lithographed or reproduced thereon and shall be attested by the manual or facsimile signature of the Executive Director of the Issuer.

         Bonds executed as above provided may be issued and shall, upon request of the Issuer, be authenticated by the Trustee or the Authenticating Agent, notwithstanding that any officer signing such Bonds or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bond.

         Section 1028. Authentication; Authenticating Agent. No Bond shall be valid for any purpose until the Trustee's Certificate of Authentication thereon shall have been duly executed as provided in this Indenture, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the Registered Owner thereof is entitled to the benefit of the trust hereby created, subject to the provisions of Section 202(e)(4), Section 203(d) and Article XIV hereof.

         If the Bond Registrar is other than the Trustee, the Trustee may appoint the Bond Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with transfers and exchanges under Section 205 hereof, and the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery "by the Trustee." The Trustee shall, however, itself authenticate all Bonds upon their initial issuance. The Authenticating Agent may authenticate Bonds in substitution for Undelivered Bonds as provided in Section 303(c) hereof. The Authenticating Agent shall be entitled to reasonable compensation from the Borrower for its services.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible as a Bond Registrar under Section 204, without the execution or filing of any further document on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer, the Remarketing Agent and the Borrower. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Issuer and the Borrower. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and the Borrower, and shall mail notice of such appointment to all Registered Owners of Bonds as the names and addresses of such Registered Owners appear on the Bond Register.

         Section 1029. Payment of Principal and Interest; Interest Rights Preserved. The principal and redemption price of any Bond shall be payable, upon surrender of such Bond, at the principal corporate trust office of the Trustee. Interest on each Interest Payment Date shall be payable by check, mailed on the Interest Payment Date to the address of the person entitled thereto on the Regular Record Date or, if applicable, the Special Record Date, as such address shall appear in the Bond Register. Interest shall also be payable by wire transfer to any Registered Owner of Bonds in the principal amount of $500,000 or more at the written request of the Registered Owner received by the Trustee at least five days prior to the Regular Record Date or Special Record Date. If the Interest Payment Date is not a Business Day, interest shall be mailed or sent by wire transfer on the next succeeding Business Day as if made on the Interest Payment Date.

         Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Registered Owner of such Bonds on the relevant Regular Record Date solely by virtue of such Registered Owner having been such Registered Owner on the Regular Record Date, and such Defaulted Interest shall be paid, pursuant to Section 911 hereof, to the person in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be not more than 15 nor less than 10 days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Registered Owner, at its address as it appears in the Bond Register, not less than 10 days prior to such Special Record Date.

         Subject to the foregoing provisions of this Section 209, each Bond delivered under this Indenture upon transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, on such other Bond.

         Section 210. Persons Deemed Owners. The Issuer, the Trustee, the Credit Facility Trustee, the Bond Registrar and the Authenticating Agent shall deem and treat the person in whose name any Bond is registered as the absolute owner thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Issuer, the Trustee, the Bond Registrar or the Authenticating

Agent) for the purpose of receiving payment of or on account of the principal of (and premium, if any, on), and (subject to Section 209) interest on such Bond, and for all other purposes, and neither the Issuer, the Trustee, the Credit Facility Trustee, the Bond Registrar, nor the Authenticating Agent shall be affected by any notice to the contrary. All such payments so made to any such Registered Owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

         Section 211. Mutilated, Destroyed, Lost, Stolen or Undelivered Bonds. If any Bond shall become mutilated, the Issuer shall execute, and the Trustee or its Authenticating Agent shall thereupon authenticate and deliver, a new Bond of like tenor and denomination in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of such mutilated Bond for cancellation, and the Issuer and the Trustee may require reasonable indemnity therefor. If any Bond shall be reported lost, stolen or destroyed, evidence as to the loss, theft or destruction thereof shall be submitted to the Issuer and the Trustee; and if such evidence shall be satisfactory to both and indemnity satisfactory to both shall be given, the Issuer shall execute, and thereupon the Trustee or its Authenticating Agent shall authenticate and deliver, a new Bond of like tenor and denomination. The cost of providing any substitute Bond under the provisions of this Section shall be borne by the Registered Owners for whose benefit such substitute Bond is provided. If any such mutilated, lost, stolen or destroyed Bond shall have matured or be about to mature, the Issuer may, with the consent of the Trustee, pay to the Registered Owner the principal amount of such Bond upon the maturity thereof and the compliance with the aforesaid conditions by such Registered Owner, without the issuance of a substitute Bond therefor.

         Every substitute Bond issued pursuant to this Section 211 shall constitute an additional contractual obligation of the Issuer, whether or not the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost, stolen or undelivered Bonds and shall preclude any and all other rights or remedies.

         Section 212. Temporary Bonds. Pending preparation of definitive Bonds, or by agreement with the purchasers of all Bonds, the Issuer may issue, and, upon request, the Trustee shall authenticate, in lieu of definitive Bonds one or more temporary printed or typewritten Bonds of substantially the tenor recited above in any Authorized Denomination. Upon request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

         Section 213. Cancellation of Surrendered Bonds. Bonds surrendered for payment, redemption, transfer or exchange and Bonds surrendered to the Trustee by the Issuer or by the Borrower for cancellation shall be canceled by the Trustee and a certificate evidencing such cancellation shall be furnished by the Trustee to the Issuer (upon request) and the Borrower. Bonds purchased pursuant to Sections 203 and 701(e) shall not be surrendered Bonds and, unless otherwise specifically provided in this Indenture, shall be Outstanding Bonds.

         Section 214. Conditions of Issuance. Prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee, the Trustee and the Credit Facility Trustee shall have received written notice from the Bank that the conditions for the issuance of the Letter of Credit as set forth in Article VII of the Reimbursement Agreement have been satisfied and there shall be filed with the Trustee and the Credit Facility Trustee, as applicable, the following:

         (a) A certified copy of the resolution of the Issuer authorizing the issuance of the Bonds.

         (b) A written order by the Issuer directing the authentication and delivery of the Bonds to or upon the order of certain purchaser(s) upon payment of the purchase price therein set forth.

         (c) The original executed Letter of Credit.

         (d) The original executed Note (endorsed without recourse by the Issuer to the Trustee), the Reimbursement Agreement, the Tender Agency Agreement, the Remarketing Agreement, the Loan Agreement and executed counterparts of this Indenture.

         (e) An opinion of Counsel for the Issuer, which may be Co-Bond Counsel, to the effect that (i) the execution and delivery of this Indenture and the Loan

Agreement have been duly authorized by the Issuer, that this Indenture and the Loan Agreement have been duly executed by the Issuer and that, assuming enforceability thereof against the other parties thereto, this Indenture and the Loan Agreement are the valid and binding agreements of the Issuer enforceable in accordance with their respective terms, subject to the qualification that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and limitations imposed by general principles of equity upon specific enforcement, injunctive relief or other equitable remedies and (ii) the issuance of the Bonds has been duly and validly authorized by the Issuer and that the Bonds are valid and binding limited obligations of the Issuer in accordance with their terms and that interest on the Bonds is not includable in the gross income of the Registered Owners for federal income tax purposes under applicable law.

         (f) An opinion of Counsel to the Borrower and the Guarantor to the effect that the execution and delivery of the Loan Agreement, the Note, the Reimbursement Agreement, the Deed of Trust, the Security Agreement, the Guaranty, the Intercreditor Agreement, the Subordination Agreement dated as of May 1, 1997 by and among, inter alia, the County, the Issuer, the Borrower and the Guarantor, the Pledge Agreement, the Hedge Agreement, the Remarketing Agreement and the Tender Agency Agreement have been duly authorized by the Borrower and the Guarantor, as applicable, that such documents have been duly executed and delivered by the Borrower and the Guarantor, as applicable, and that such documents, assuming due authorization, execution and delivery thereof by the other parties thereto, if any, are valid, binding and enforceable against the Borrower and the Guarantor, as applicable, in accordance with their terms, subject to the qualification that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and limitations imposed by general principles of equity upon specific enforcement, injunctive relief or other equitable remedies.

         (g) A title insurance commitment satisfactory to the Trustee and the Credit Facility Issuer.

         (h) Evidence satisfactory to the Trustee and the Credit Facility Issuer that the insurance policies required by Section 6.3 of the Loan Agreement have been obtained and are in effect.

         When the documents mentioned in clauses (a) through (g) of this Section shall have been filed with the Trustee and the Credit Facility Trustee, as applicable, and when the Bonds shall have been executed as required by this Indenture, the Trustee shall authenticate the Bonds and deliver them to or upon the order of the purchaser(s) but only upon payment to the Trustee for the account for the Issuer of the purchase price of the Bonds. The Trustee shall be entitled to rely conclusively upon such resolution or resolutions, or documents approved thereby, as to the name of the purchasers and the amount of such purchase price.


Simultaneously with the delivery of the Bonds, the Trustee shall apply the proceeds of the Bonds in accordance with Article IV of this Indenture.

         Section 215. Obligations of Issuer Limited. The Bonds, together with premium (if any) and interest thereon, and the purchase price thereof, do not constitute an indebtedness to which the full faith and credit of the Issuer are pledged but are limited obligations of the Issuer payable from the Trust Estate, which is hereby assigned for the equal and ratable payment of the Bonds and the premium (if any) and interest thereon and shall be used for no other purpose than to pay the principal of, premium (if any) and interest on, and purchase price of, the Bonds, except as may be otherwise expressly authorized in this Indenture.

         NEITHER THE BONDS NOR ANY PREMIUM OR INTEREST THEREON, NOR THE PURCHASE PRICE THEREOF, SHALL EVER (1) CONSTITUTE AN INDEBTEDNESS OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE, THE DEPARTMENT, THE ISSUER, THE COUNTY OR ANY OTHER PUBLIC BODY OF THE STATE OR (2) GIVE RISE TO ANY PECUNIARY LIABILITY OF THE STATE, THE DEPARTMENT, THE ISSUER, THE COUNTY OR ANY OTHER PUBLIC BODY OF THE STATE.

         In accordance with Section 5-910(c) of the MIDFA Act, neither the members of the Issuer nor any person executing the Bonds or any agreement entered into by the Issuer under the MIDFA Act, nor any employee of the Issuer, the Department, the County or the State shall be liable personally on the Bonds or agreement or be subject to any personal liability or accountability by reason of the issuance, execution or delivery thereof. Each Bond, on its face, shall plainly state that it has been issued under the provisions of the Revenue Bond Act and the MIDFA Act and that it does not constitute an indebtedness to which the faith and credit of the State, the Department, the County, the Issuer or any other public body of the State is pledged.

         It is recognized that, notwithstanding any other provision of this Indenture, no Owner shall look to the Issuer for damages suffered by such Owner as a result of the failure of the Issuer to perform any covenant, undertaking or obligation under any of the documents executed and delivered in connection with the Bonds, or as a result of the incorrectness of any representation made by the Issuer therein. Although this Indenture recognizes that the Issuer shall not incur any pecuniary liability whatsoever in connection with the Bonds, nothing contained in this Indenture shall be construed to preclude in any way any action or proceeding (other than that element of any action or proceeding involving a claim for monetary damages against the Issuer) in any court or before any governmental body, agency or instrumentality or otherwise against the Issuer or any of its officers or employees (but only in their official capacities) to enforce the provisions of any of the documents executed and delivered in connection with the Bonds.

         Although the Issuer has reserved unto itself the Reserved Rights of the Issuer and may have the right to seek remedies in the event of a default by the

Borrower, the Issuer, by this Indenture, assigns the rights of take action to the Trustee in order to implement the purposes and intent of the Act, namely, to facilitate the financing of the Facility by the Borrower without incurring any pecuniary obligation or liability by the Issuer.

                                   ARTICLE III

                   PURCHASE AND REMARKETING OF TENDERED BONDS

         Section 1031. Remarketings of Tendered Bonds.

         (a) Not later than the close of business on the date the Tender Agent receives an Optional Tender Notice, the Tender Agent shall notify the Remarketing Agent and the Borrower by telephone, telex or telecopier, confirmed in writing if requested, specifying the Variable Rate Purchase Date and the aggregate principal amount of Bonds to be purchased on the Variable Rate Purchase Date pursuant to such Optional Tender Notices.

         (b) Not later than the close of business on the 10th day prior to the Conversion Date, the Trustee shall notify the Placement Agent and the Borrower by telephone, telex or telecopier, confirmed in writing if requested, specifying the aggregate principal amount of Bonds deemed tendered for mandatory purchase on the Conversion Date.

         (c) Except as provided in paragraph (d) below and Section 305, upon receipt by the Remarketing Agent of notice from the Tender Agent pursuant to
Section 301(a) hereof and by the Placement Agent of notice from the Trustee pursuant to Section 301(b) hereof, the Remarketing Agent or the Placement Agent, as the case may be, shall use its best efforts to arrange for the sale, at par plus accrued interest, if any, of such Bonds for settlement on the Variable Rate Purchase Date or Conversion Date, respectively. At or before 4:00 p.m. on the Business Day preceding the Variable Rate Purchase Date or Conversion Date, the Remarketing Agent or the Placement Agent, respectively, shall give notice by telephone, telecopier or telex, promptly confirmed in writing if requested, to the Trustee and the Tender Agent specifying the principal amount of such Bonds, if any, sold by it and to the Tender Agent and Bond Registrar the names, addresses and social security numbers or other tax identification numbers of the purchasers thereof.

         (d) Notwithstanding the provisions of paragraph (c) above, any Bond purchased pursuant to the terms of this Indenture from the date notice of redemption or conversion is given shall not be remarketed except to a buyer who agrees at the time of such purchase to tender such Bond for redemption or purchase on the redemption or purchase date.

         (e) During the Variable Rate Period, the Remarketing Agent shall continue to use its best efforts to arrange for the sale, at the best price available, but not less than the principal amount thereof plus accrued interest, of any Bonds purchased with moneys advanced under the Credit Facility pursuant to Section 302(a)(2) hereof; provided that Bonds purchased with moneys advanced under the Credit Facility shall not be resold unless the Credit Facility has been reinstated by the amount drawn thereunder to pay the purchase price for such Bonds or will be concurrently reinstated by such amount from the proceeds of such sale upon delivery to the Credit Facility Issuer of the proceeds of such sale and any reinstatement certificate required by such Credit Facility Issuer.

         Section 1032. Purchase of Bonds Delivered to Tender Agent.

         (a) There is hereby established with the Tender Agent a Bond Purchase Fund out of which the purchase price for Bonds tendered for purchase on a Variable Rate Purchase Date, the Conversion Date or on such other date on which Bonds are remarketed shall be paid. There are hereby established in the Bond Purchase Fund two separate and segregated accounts, to be designated the "Remarketing Account" and the "Bank Account." Funds received from purchasers of Tendered Bonds (other than the Borrower, any Affiliate, the Credit Facility Issuer or the Issuer) shall be deposited by the Remarketing Agent or the Placement Agent, as the case may be, in the Remarketing Account. At or prior to 10:00 a.m. on each Variable Rate Purchase Date or the Conversion Date, the Remarketing Agent or the Placement Agent, as the case may be, shall deliver to the Tender Agent for deposit in the Remarketing Account of the Bond Purchase Fund immediately available funds, payable to the order of the Tender Agent, in an amount equal to the purchase price of the Bonds to be delivered to the Tender Agent that have been remarketed by the Remarketing Agent or placed by the Placement Agent as specified in the notice delivered pursuant to Section 301(c) hereof and shall verify that such Bonds were not remarketed to the Borrower, any Affiliate, the Credit Facility Issuer or the Issuer. Funds, if any, drawn by the Credit Facility Trustee under the Credit Facility pursuant to Section 302(b) below in an amount equal to the aggregate purchase price of Bonds tendered for purchase less the amount available in the Remarketing Account shall, at the direction of the Credit Facility Trustee, be delivered by the Credit Facility Issuer to the Tender Agent for deposit in the Bank Account of the Bond Purchase Fund. On each Variable Rate Purchase Date and on the Conversion Date, the Tender Agent shall effect the purchase, but only from the funds listed below, from the Registered Owners of such Bonds as are tendered or deemed tendered at a purchase price equal to the principal amount thereof, plus accrued interest, if any, to the date of purchase and such payment shall be made in immediately available funds. Funds for the payment of such purchase price shall be derived from the following sources in the order or priority indicated:

                  (1) proceeds of the remarketing of such Bonds pursuant to
         Section 301(c) hereof which constitute Available Moneys;

                  (2) moneys furnished by the Trustee or the Credit Facility Trustee to the Tender Agent representing proceeds of a drawing by the Credit Facility Trustee under the Credit Facility; and

                  (3)      any other moneys available for such purposes.

         (b) The Tender Agent shall advise the Trustee and the Credit Facility Trustee by telex or telecopier and shall advise the Credit Facility Issuer by telephone, in each case no later than 10:30 a.m., on each Variable Rate Purchase Date or the Conversion Date, as the case may be, of the amount (having taken into account immediately available funds in the Remarketing Account, if any, as of 10:00 a.m. on such date) of any drawing under the Credit Facility necessary to make full and timely payments hereunder. The Credit Facility Trustee shall promptly (and in no event later than 11:00 a.m.) take all action necessary to draw on the Credit Facility for the specified amount. All amounts received by the Credit Facility Trustee from a drawing under the Credit Facility shall be transferred to the Tender Agent and held by the Tender Agent in the Bank Account pending application of such moneys as provided in this Article III. The Credit Facility Trustee shall provide to the Tender Agent the funds referred to in clause (2) of Section 302(a) prior to the time the Tender Agent is required to apply such funds to effect the purchase of Bonds and shall notify the Tender Agent promptly after receipt of notice from the Credit Facility Issuer reinstating the Credit Facility. The Remarketing Agent shall deliver funds from the sale of Bonds held by the Credit Facility Issuer as pledgee of the Borrower pursuant to Section 301(e) to the Tender Agent for deposit in the Remarketing Account, which funds shall be promptly paid by the Tender Agent on behalf of the Borrower to the Credit Facility Issuer as reimbursement under the Reimbursement Agreement. The Tender Agent shall notify the Trustee and the Credit Facility Trustee of any such reimbursement and the Credit Facility Trustee shall promptly deliver to the Credit Facility Issuer any reinstatement certificate required by the Credit Facility.

         Section 1033. Delivery of Purchased Bonds.

         (a) Bonds purchased shall be delivered as follows:

                  (1) Bonds placed by the Remarketing Agent or the Placement Agent pursuant to Section 301 hereof shall be delivered by the Tender Agent to the Remarketing Agent or the Placement Agent, as the case may be, on behalf of the purchasers thereof.

                  (2) Bonds purchased with moneys described in Section 302(a)(2) shall be delivered to the Credit Facility Issuer as pledgee of the Borrower pursuant to the terms of the Reimbursement Agreement and the Pledge Agreement or to the Credit Facility Issuer's designee.

         (b) Except as otherwise set forth herein, Bonds delivered as provided in this Section 303 shall be registered by the Bond Registrar in the manner directed by the recipient thereof.

         (c) In the event that any Bond to be delivered to the Tender Agent is not delivered by the Registered Owner thereof on or prior to the Variable Rate Purchase Date or the Conversion Date, as the case may be, and there has been irrevocably deposited with the Tender Agent an amount sufficient to pay the purchase price thereof, which amount may be held by the Tender Agent in a non-interest bearing account, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver a substitute Bond in lieu of the Undelivered Bond and the Bond Registrar shall register such Bond in the name of the purchaser thereof, and the Owner of such Undelivered Bond shall have no further rights under this Indenture, other than the right to receive the purchase price of such Undelivered Bond.

         (d) Notwithstanding the foregoing, Bonds purchased with funds identified in Section 302(a)(2) hereof shall be held by the Credit Facility Issuer or the Tender Agent and shall not be delivered to subsequent purchasers thereof or any other person until the Credit Facility Issuer has notified the Trustee, the Credit Facility Trustee and the Tender Agent that the Credit Facility has been reinstated to the extent of the purchase price of such Bonds.

         Section 1034. Delivery of Proceeds of Sale of Remarketed Bonds. The proceeds of the placement by the Remarketing Agent of any Bonds delivered to the Tender Agent or by the Placement Agent of Bonds tendered or deemed tendered on the Conversion Date shall be paid first, to the tendering Registered Owners of such Bonds; second, to the Credit Facility Issuer, to the extent of any amounts drawn under the Credit Facility in connection with the payment of the purchase price for such Bonds and not reimbursed to the Credit Facility Issuer as of the time of sale of such Bonds; and third, to the Borrower.

         Section 1035. No Remarketing After Certain Events. Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds pursuant to this Article III after the principal of the Bonds shall have been accelerated pursuant to Section 902 hereof.

                                   ARTICLE IV

                                  FACILITY FUND

         Section 1041. Creation of and Deposits to the Facility Fund.

         (a) A special fund is hereby created and designated "Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue Facility Fund" (the "Facility Fund") to the credit of which such deposits shall be made as are required by the provisions of this Indenture. Any moneys received by the Issuer or by the Trustee as trustee under this Indenture from any source for payment of the Cost of Acquisition of the Facility, including all proceeds of the sale of the Bonds and insurance and condemnation proceeds as provided in the Loan Agreement, shall be deposited to the credit of the Facility Fund.

         (b) The moneys in the Facility Fund shall be held by the Trustee in trust and, subject to the provisions of Section 405 and 902 of this Indenture, shall be applied to the payment of the Cost of Acquisition of the Facility and, pending such application, shall be and are hereby made subject to a lien and charge in favor of the Registered Owners of the Bonds issued and outstanding under this Indenture and for the further security of such owners until paid out or transferred as herein provided.

         Section 1042. Payments from the Facility Fund.


         (a) Payment of the Cost of Acquisition of the Facility shall be made from the Facility Fund. All payments from the Facility Fund shall be subject to the provisions and restrictions set forth in this Article. Such payments shall be made by the Trustee within 5 Business Days of receipt of a requisition and certificate, signed by the Borrower Representative (substantially in the form of the Requisition and Certificate attached hereto as Exhibit A and hereby incorporated herein) stating to whom the payment described is to be made and the purpose, in reasonable detail, for which the obligation to make such payment was incurred and including, if such requisition and certificate comprises an item for payment for labor or to contractors, builders or materialmen, a paragraph in the form of the last paragraph of the attached form of requisition and certificate, appropriately completed. Upon request of the Trustee, the Borrower shall furnish to the Trustee copies of invoices relating to and substantiating any request for payment from the Facility Fund. Notwithstanding the foregoing, so long as the Letter of Credit is in force, all such requisitions and certificates must be approved by the Bank (such approvals being evidenced by the signature of an authorized representative of the Bank thereon) and the Trustee may rely on such approval as conclusive evidence of the satisfaction of all the requirements of this Section 402 with respect to requisitions from the Facility Fund.

         (b) The Trustee is authorized and directed to apply the moneys in the Facility Fund in accordance herewith but only upon receipt of the requisitions required by this Section 402, duly executed by the person and in the manner provided for herein.

         Section 1043. Trustee May Rely on Requisitions. All requisitions in the form provided by Section 402 hereof and all other statements, orders, certifications and approvals received by the Trustee, as required by this Article as conditions of payment from the Facility Fund, may be conclusively relied upon by the Trustee, and shall be retained by the Trustee, subject at all reasonable times to examination by the Borrower (so long as the

Loan Agreement shall remain in force and effect), the Issuer, any Registered Owner and the agents and representatives thereof.

         Section 1044. Completion Date. The establishment of the Completion Date and the disposition of moneys then held for the credit of the Facility Fund shall be in accordance with Sections 4.3 and 4.4 of the Loan Agreement, respectively.

         Section 1045. Transfers to the Bond Fund. In the event that the Borrower should elect or be required to prepay the Note in its entirety pursuant to Section 4.4, Section 10.1, Section 10.2 or Section 10.3 of the Loan Agreement or that the Trustee shall declare the Bonds to be due and payable pursuant to
Section 902 hereof, the Trustee shall, without further authorization, forthwith transfer any balance remaining in the Facility Fund to the Bond Fund.

         Section 1046. Trustee's Records. The Trustee shall maintain adequate records for a period of at least three (3) years after the Completion Date pertaining to all disbursements from the Facility Fund. After the Completion Date, the Trustee shall deliver to the Issuer and the Borrower an aggregate statement of activity.

                                    ARTICLE V

                        REVENUES AND APPLICATION THEREOF

         Section 1051. Revenues to Be Paid Over to Trustee. The Issuer has caused the Revenues to be paid directly to the Trustee. If, notwithstanding these arrangements, the Issuer receives any payments on account of the Note or a Credit Facility with respect to the principal or redemption price of or interest on the Bonds, the Issuer shall immediately pay over the same to the Trustee to be held as Revenues.

         Section 1052. The Bond Fund.

         (a) There is hereby established with the Trustee a special fund to be designated "Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue Bond Fund" (the "Bond Fund"), the moneys in which, in accordance with Section 502(c), the Trustee shall apply to pay (i) the principal or redemption price of Bonds as they mature or become due, upon surrender thereof, and (ii) the interest on the Bonds as it becomes payable. There are hereby established with the Trustee within the Bond Fund two separate and segregated accounts, to be designated the "Loan Repayments Account" and the "Credit Facility Account."

         (b) There shall be deposited into the accounts of the Bond Fund from time to time the following:

                    (i) into the Loan Repayments Account, (1) all payments of principal of, redemption price (including premium) of or interest on the Note, and (2) all other moneys received by the Trustee under and pursuant to the provisions of this Indenture or any of the provisions of the Note or the Loan Agreement, when accompanied by written directions from the person depositing such moneys that such moneys are to be paid into such account of the Bond Fund. All amounts deposited in the Loan Repayments Account shall be segregated and held, with the earnings thereon, separate and apart from other funds in the Bond Fund until such amounts become Available Moneys. At such time as funds deposited in the Loan Repayments Account become Available Moneys, they may be commingled with other Available Moneys in the Loan Repayments Account; and

                  (ii) into the Credit Facility Account, all moneys drawn by the Credit Facility Trustee under the Credit Facility to pay the principal or redemption price (excluding any premium) of the Bonds and interest on the Bonds.

         (c) Except as provided in Section 911 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal or redemption price of the Bonds and interest on the Bonds from the following sources but only in the following order of priority:

                  (i) moneys held in the Loan Repayments Account to the extent such amounts qualify as Available Moneys;

                  (ii) moneys drawn under the Credit Facility and held in the Credit Facility Account, provided that in no event shall moneys held in the Credit Facility Account be used to pay any amounts due on Bonds which are held by or for the account of the Borrower, including without limitation, Bonds pledged to the Credit Facility Issuer, or to pay any portion of the redemption premiums required pursuant to Section 701(a)(ii); and

                  (iii) any other moneys furnished to the Trustee for deposit in the Bond Fund.

         (d) Not later than 10:00 a.m. on the Business Day preceding the date on which principal or redemption price of or interest on the Bonds is due and payable (the "Payment Date"), the Trustee shall have notified the Borrower, the Credit Facility Trustee, and the Credit Facility Issuer of the amounts of principal and interest due on the Bonds on the Payment Date. Not later than 11:00 a.m. on each Payment Date, the Credit Facility Trustee shall present a draft or drafts under the Credit Facility in the amounts due and payable on the Bonds to the extent there are not Available Moneys on deposit in the Loan Repayments Account. Such funds shall be wired by the Credit Facility Issuer to the Credit Facility Trustee and immediately transferred by the Credit Facility Trustee to the Trustee to be deposited in the Credit Facility Account and payments due under the Bonds shall be made by the Trustee in accordance with Section 209 and Section 502(c) hereof. Following such payment to the Registered Owners, the Trustee shall, on behalf of the Borrower, promptly pay moneys on deposit in the Loan Repayments Account in an amount equal to the amount of such drawing or drawings to the Credit Facility Issuer as reimbursement to the Credit Facility Issuer under the terms of the Reimbursement Agreement. So long as a Credit Facility is in effect and has not been wrongfully dishonored, and no amounts are owed by the Borrower to the Credit Facility Issuer under the Reimbursement Agreement, any amounts remaining in the Loan Repayments Account on the Business Day next following an Interest Payment Date shall be paid to the Borrower upon request with the consent of the Credit Facility Issuer.

         (e) Notwithstanding anything to the contrary herein contained, amounts deposited in the Bond Fund will be spent within a thirteen-month period beginning on the date of deposit; and amounts received from investments of moneys held in the Bond Fund will be spent within a one-year period beginning on the date of receipt. On each anniversary of the date of initial issuance of the Bonds, if any moneys are on deposit in the Bond Fund, an amount of such moneys which is estimated by the Borrower to be not greater than one-twelfth of the annual debt service on the Bonds shall be retained therein, and the balance of such moneys shall be paid to the Borrower.

         Section 1053. Revenues to Be Held for All Registered Owners; Certain Exceptions. Revenues shall, until applied as provided in this Indenture, be held by the Trustee in trust for the benefit of the Registered Owners of all Outstanding Bonds, except that any portion of the Revenues representing the principal or redemption price of any Bonds, and interest on any Bonds previously matured or called for redemption in accordance with Article VII of this Indenture, shall be held for the benefit of the Registered Owners of such Bonds only.

         Section 1054. Non-Presentment of Bonds. If any Bond or evidence of beneficial ownership of such Bond shall not be presented for payment when the principal thereof becomes due (whether at maturity, by acceleration, upon call for redemption, upon purchase or otherwise), all liability of the Issuer to the Registered Owner thereof for the payment of such Bond, shall forthwith cease, determine and be completely discharged if funds sufficient to pay such Bond and interest due thereon, if any, shall be held by the Trustee. Thereupon it shall be the duty of the Trustee to segregate and hold such funds, uninvested and without liability for interest thereon, for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond.

         Any moneys which the Trustee segregates and holds in trust for the payment of the principal of, premium (if any) or interest on or the purchase price of, any Bond and which remain unclaimed for one year after such principal, premium (if any), interest or purchase price has become due and payable, upon the Borrower's written request to the Trustee, but only to the extent permitted by law, shall be paid to the Borrower, with notice to the Credit Facility Issuer of such payment; provided, however, that:

                  (a) before the Trustee makes any such payments to the Borrower, the Trustee, at the expense of the Borrower, shall cause notice to be given once by first-class mail, postage prepaid, to the Owner of such Bond, at the last address for such Owner listed in the Bond Register, to the effect that such moneys remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notice, any unclaimed balance of such moneys then remaining will be paid to the Borrower, and

                  (b) no such payment shall be made to the Borrower if the Trustee has notice, within the meaning of Section 1003(c) hereof, that an Event of Default shall have occurred and be continuing or the Trustee has written notice from the Credit Facility Issuer that an Event of Default shall have occurred and be continuing under any of the documents executed and delivered in connection with the Credit Facility.

         After the payment of such unclaimed moneys to the Borrower, the Owner of such Bond shall thereafter look only to the Borrower for the payment thereof,

and all liability of the Issuer, the Trustee, the Paying Agent, the Remarketing Agent and the Credit Facility Issuer with respect to such moneys shall thereupon cease.

         Section 1055. Creation of Rebate Fund; Duties of Trustee; Amounts Held in Rebate Fund.

         (a) There is hereby created and established with the Trustee a trust fund to be held in trust to be designated "Maryland Industrial Development Financing Authority Rebate Fund -- Alcore, Inc. Facility, 1997 Issue" (the "Rebate Fund"). Moneys held in the Rebate Fund are not held for the benefit of the Owners.

         (b) The Trustee shall make information regarding the Bonds and the investments hereunder available to the Borrower upon request and shall make deposits to and disbursements from the Rebate Fund in accordance with the directions received from the Borrower Representative.

         (c) Upon written direction of the Borrower, the Trustee shall deposit into the Rebate Fund amounts paid by the Borrower pursuant to the Loan Agreement and the Borrower's Tax Certificate.

         (d) The determination of the Rebate Amount shall be made in accordance with the Borrower's Tax Certificate and the Rebate Amount shall be paid at such times and in such installments as provided therein. As further provided in the Loan Agreement and the Borrower's Tax Certificate, the Borrower shall be responsible for paying the Rebate Amount.

         (e) Neither the Issuer nor the Trustee shall be obligated to pay any portion of the Rebate Amount (except from funds on deposit in the Rebate Fund). In addition, neither the Issuer nor the Trustee shall have any responsibility with respect to the calculation of the Rebate Amount.

         (f) Any moneys held as part of the Rebate Fund and not immediately required to be paid to the United States pursuant to the Borrower's Tax Certificate shall be invested or reinvested by the Trustee, at the written direction of the Borrower, in Government Obligations or in any money market or short-term investment fund investing in or consisting solely of and secured by Government Obligations, having maturities consonant with the need for moneys as estimated by the Borrower.

         (g) As provided in the Borrower's Tax Certificate, the Borrower is required to (i) perform a rebate calculation with respect to the Rebate Amount every five years and either (ii) (a) pay to the Trustee for deposit into the Rebate Fund an amount of money as determined by such calculation within 30 days of such calculation or (b) provide the Trustee with written notice (signed by the Borrower and the Independent Accountant (as defined in the Borrower's Tax Certificate)) that no deposit is required. If the Trustee does not receive either of the items required in (ii)(a) or (ii)(b) above within 30 days of such calculation date, the Trustee shall notify the Issuer, the Credit Facility

Issuer and the Remarketing Agent. Rebate calculations shall be performed by the Borrower on the last day of the fifth Bond Year (as defined in the Borrower's Tax Certificate) and on each fifth anniversary thereafter as provided in the Borrower's Tax Certificate.

                                   ARTICLE VI

                             SECURITY FOR DEPOSITS;
                      INVESTMENT OF FUNDS; CREDIT FACILITY

         Section 1061. Security for Deposits. All moneys deposited with the Trustee under the provisions of this Indenture or the Loan Agreement shall be held in trust and applied only in accordance with the provisions of this Indenture and the Loan Agreement and shall not be subject to lien (other than the lien created hereby) or attachment by any creditor of the Trustee, the Issuer, the Credit Facility Trustee or the Borrower.

         Section 1062. Investment of Moneys. At the request and the direction of the Borrower Representative (confirmed in writing), moneys held for the credit of the Facility Fund and the Bond Fund (including any amount therein) shall be invested and reinvested by the Trustee in Investment Obligations which shall mature not later than the respective dates when the moneys held for the credit of said Funds will be required for the purposes intended, provided that moneys held in the Credit Facility Account and the Loan Repayments Account of the Bond Fund shall be invested and reinvested by the Trustee only in Government Obligations which shall mature not later than the date on which such moneys will be required to be paid; provided further that such investment shall only be made at the direction of the Borrower Representative. The Trustee shall be entitled to rely on instructions from the Borrower Representative. In making investments hereunder, or in selling or disposing of investments as required hereby, the Trustee shall have no duty or responsibility to verify compliance with the requirements of Section 7.15 of the Loan Agreement or with any provisions of the Code required to be complied with to maintain the tax-exempt status of interest on the Bonds. The Trustee shall be fully protected in relying solely upon the directions of the Borrower in making investments of funds held hereunder.

         Any moneys constituting (i) the proceeds of the Bonds transferred from the Facility Fund to the Bond Fund pursuant to Section 4.4 of the Loan Agreement or (ii) Net Proceeds shall be invested only in obligations issued by the United States Treasury or in any other kinds of investments approved in writing by Co-Bond Counsel.

         Obligations so purchased as an investment of moneys in any such Fund or account shall be deemed at all times to be a part of such Fund or account, and the interest accruing thereon and any profit realized from such investment shall be credited to such Fund or account, and any loss resulting from such investment shall be charged to such Fund or account. The Trustee shall sell at market price or present for redemption any obligation so purchased whenever it shall be necessary so to do in order to provide cash to meet any payment or transfer from any such Fund and account. Neither the Trustee nor the Issuer shall be liable or responsible for any loss resulting from any such investment or the sale of any such investment made pursuant to the terms of this Section.

         For the purpose of the Trustee's determination of the amount on deposit to the credit of any such Fund or account, obligations in which moneys in such Fund and account have been invested shall be valued at the lower of cost or market.

         The Trustee may make any and all investments permitted by this Section through its own bond or investment department, unless otherwise directed in writing by the Borrower Representative.

         Section 1063. The Credit Facility.

         (a) Initial Letter of Credit. The Letter of Credit shall be a direct pay letter of credit and shall provide for direct payments to or upon the order of the Credit Facility Trustee as hereinafter set forth and shall be the irrevocable obligation of the Bank to pay to or upon the order of the Credit Facility Trustee, upon request and in accordance with the terms thereof, an amount of up to $2,704,000 of which (a) $2,600,000 shall support the payment of principal on the Bonds when due and that portion of the purchase price corresponding to principal of Tendered Bonds not remarketed on any Variable Rate Purchase Date or sold on the Conversion Date, and (b) $104,000 shall support the payment of up to 120 days' interest at an assumed rate of 12% per annum on the Bonds when due and that portion of the purchase price corresponding to interest on Tendered Bonds not remarketed on any Variable Rate Purchase Date or sold on the Conversion Date.

         The Letter of Credit shall terminate automatically on the earliest of
(i) the date on which a drawing under the Letter of Credit has been honored upon the maturity or, acceleration of the Bonds or redemption of all the Bonds, (ii) the date that the Bank receives a certificate stating that the Bonds have been converted to a Fixed Rate, which notice shall also be given to the Credit Facility Trustee, (iii) the date on which the Bank receives notice from the Trustee that an Alternate Credit Facility is substituted for the Letter of Credit and is in effect, (iv) the date on which the Bank receives notice from the Trustee that there are no longer any Bonds Outstanding, and (v) the expiration date stated in the Letter of Credit as it may be extended pursuant to the terms thereof.

         The Bank's obligation under the Letter of Credit may be reduced to the extent of any drawing thereunder, subject to reinstatement as provided therein. The Letter of Credit shall provide that, with respect to a drawing by the Credit Facility Trustee solely to pay interest on the Bonds on any Interest Payment Date, if the Credit Facility Trustee shall not have received from the Bank within ten days from the date of such drawing a notice by telecopier, by telex or in writing that the Bank has not been reimbursed, the Credit Facility Trustee's right to draw under the Letter of Credit with respect to the payment of interest shall be reinstated on or before the 11th calendar day following such drawing in an amount equal to such drawing. With respect to any other drawing by the Credit Facility Trustee, the amount available under the Letter of Credit for payment of the principal, purchase price or redemption price of the Bonds and interest on the Bonds shall be reinstated in an amount equal to any such drawing but only to the extent that the Bank is reimbursed in accordance with the terms of the Reimbursement Agreement for the amounts so drawn.

         The Letter of Credit shall provide that if, in accordance with the terms of the Indenture, the Bonds shall become or be declared immediately due and payable pursuant to any provision of the Indenture, the Credit Facility Trustee shall be entitled to draw on the Letter of Credit to the extent that the amounts are available thereunder to pay the aggregate principal amount of the Bonds then Outstanding plus an amount of interest not to exceed 120 days.

         (b) Expiration. Unless all of the conditions of Section 603(c) have been met at least 45 days before the Interest Payment Date closest to but not less than 15 days prior to the expiration date of a Credit Facility, the Trustee shall call the Bonds for redemption in accordance with Section 701(d)(ii). Neither the Trustee nor the Credit Facility Trustee shall extend the time for the satisfaction of any such conditions, or accept any Alternate Credit Facility after such 45th day, nor shall the Trustee suspend or cancel any proceedings for the redemption of Bonds after such 45th day if the conditions for the acceptance of an Alternate Credit Facility have not been satisfied by such 45th day. If at any time there shall cease to be any Bonds Outstanding hereunder, the Credit Facility Trustee shall promptly surrender the then current Credit Facility to the Credit Facility Issuer for cancellation. The Credit Facility Trustee shall comply with the procedures set forth in the Credit Facility relating to the termination thereof.

         (c) Alternate Credit Facilities. While the Bonds bear interest at the Variable Rate, the Borrower may, at its option, provide for the delivery to the Credit Facility Trustee of an Alternate Credit Facility. The Borrower shall furnish to the Trustee, the Issuer and the Credit Facility Trustee (i) an opinion of Counsel stating that the delivery of such Alternate Credit Facility to the Credit Facility Trustee is authorized under this Indenture and complies with the terms hereof and that such Alternate Credit Facility is enforceable against the Credit Facility Issuer thereof in accordance with its terms, (ii) an opinion of Co-Bond Counsel stating that the delivery of such Alternate Credit Facility will not adversely affect the tax-exempt status of interest on the Bonds, and (iii) if the Bonds are rated by Moody's and/or S&P, written evidence from Moody's, if the Bonds are rated by Moody's, and from S&P, if the Bonds are rated by S&P, in each case to the effect that such rating agency has reviewed the proposed Alternate Credit Facility and that the substitution of the proposed Alternate Credit Facility for the then current Credit Facility will not, by itself, result in (A) a permanent withdrawal of its rating of the Bonds or (B) a reduction of the then current rating of the Bonds, or if the Bonds are not rated by Moody's and/or S&P, written evidence that the commercial paper of the bank or institution issuing the proposed Alternate Credit Facility is rated P-1 or higher by Moody's or A-1 or higher by S&P. The Credit Facility Trustee shall then accept such Alternate Credit Facility and surrender the previously held Credit Facility to the previous Credit Facility Issuer for cancellation promptly on or before the 15th day after the Alternate Credit Facility becomes effective, but not later than the 15th day following the last Interest Payment

Date covered by the Credit Facility to be canceled. Notwithstanding anything to the contrary contained herein, the Trustee shall not accept an Alternate Credit Facility unless it shall have received from the Credit Facility Issuer of the Credit Facility being replaced a certificate stating that any and all requirements of the Letter of Credit Documents executed and delivered in connection with the Credit Facility to be replaced have been satisfied.

         (d) Notices of Substitution or Replacement of Credit Facility.

         (i) The Trustee shall, at least 20 days prior to the proposed replacement of a Credit Facility with an Alternate Credit Facility, give notice thereof by mail to Registered Owners of the Bonds.

         (ii) The Trustee shall promptly give notice of any replacement of the Credit Facility to the Issuer, the Credit Facility Trustee, the Tender Agent and the Remarketing Agent.

                                   ARTICLE VII

                        REDEMPTION AND PURCHASE OF BONDS

         Section 1071. Redemption or Purchase Dates and Prices. The Bonds shall be subject to redemption, and, in certain instances, to purchase, prior to maturity in the amounts, at the times and in the manner provided in this Article
VII. Payments of the redemption price or the purchase price of any Bond shall be made only upon the surrender to the Trustee or its agent, as directed, of any Bond so redeemed or purchased.

         (a) Optional Redemption.

                  (i) Optional Redemption During Variable Rate Period. While the Bonds bear interest at the Variable Rate, the Bonds shall be subject to redemption, upon the written direction of the Borrower on behalf of the Issuer, on any Interest Payment Date and on the Conversion Date in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date, without premium.

                  (ii) Optional Redemption With Premium During Fixed Rate Period. While the Bonds bear interest at the Fixed Rate, the Bonds shall be subject to redemption, upon the written direction of the Borrower on behalf of the Issuer, in whole or in part, on any Interest Payment Date occurring on or after the dates set forth below, at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth below plus accrued interest to the redemption date as follows:

          Commencement of
         Redemption Period                   Redemption Price
         -----------------                   ----------------

         Four years from              103%, declining by 1/2% on each
         the Conversion Date          succeeding  anniversary  of the
                                      first  day  of  the  redemption
                                      period until  reaching 100% and
                                      thereafter at 100%.

         (b) Extraordinary Optional Redemption Due to Casualty or Eminent Domain. The Bonds may be redeemed upon the written direction of the Borrower on behalf of the Issuer, at any time in whole or in part at a redemption price equal to 100% of the principal amount of the Bonds plus accrued interest to the redemption date, without premium, under any of the following conditions, the existence of which shall be certified to the Trustee by the Borrower
Representative:

                    (i) The Facility shall have been damaged or destroyed and the Borrower elects not to rebuild the Facility or fails to so elect within 90 days of receipt by the Trustee of such Net Proceeds, or

                   (ii) Title to, or the temporary use of, all of the Facility or any substantial portion thereof shall have been taken by Eminent Domain or otherwise and the Borrower elects not to replace the property so taken or fails so to elect within 90 days of receipt by the Trustee of such Net Proceeds.

         Such redemption shall occur on any Business Day not more than 45 days following the expiration of such 30-day period referred to in this Section 701(b).

         (c) Mandatory Sinking Fund Redemption. The Bonds shall be redeemed in part on the first Business Day of each February, May, August and November, commencing on the first Business Day of

February, 1998, at a redemption price equal to 100% of the principal amount of the Bonds to be redeemed plus interest accrued to the redemption date, in accordance with the following schedule:

  Redemption             Redemption         Redemption          Redemption           Redemption           Redemption
     Date*                 Amount              Date*              Amount                Date*               Amount
  ----------             ----------         ----------          ----------           ----------           ----------

February, 1998            $50,000           February, 2003       $55,000            February, 2008          $35,000
May, 1998                  50,000           May, 2003             55,000            May, 2008                35,000
August, 1998               50,000           August, 2003          55,000            August, 2008             35,000
November, 1998             50,000           November, 2003        55,000            November, 2008           35,000
February, 1999             50,000           February, 2004        55,000            February, 2009           35,000
May, 1999                  50,000           May, 2004             55,000            May, 2009                35,000
August, 1999               50,000           August, 2004          55,000            August, 2009             35,000
November, 1999             50,000           November, 2004        55,000            November, 2009           35,000
February, 2000             50,000           February, 2005        35,000            February, 2010           35,000
May, 2000                  50,000           May, 2005             35,000            May, 2010                35,000
August, 2000               50,000           August, 2005          35,000            August, 2010             35,000
November, 2000             50,000           November, 2005        35,000            November, 2010           35,000
February, 2001             55,000           February, 2006        35,000            February, 2011           35,000
May, 2001                  55,000           May, 2006             35,000            May, 2011                35,000
August, 2001               55,000           August, 2006          35,000            August, 2011             35,000
November, 2001             55,000           November, 2006        35,000            November, 2011           35,000
February, 2002             55,000           February, 2007        35,000            February, 2012           35,000
May, 2002                  55,000           May, 2007             35,000            May, 2012                35,000
August, 2002               55,000           August, 2007          35,000            August, 2012             35,000
November, 2002             55,000           November, 2007        35,000            November, 2012           35,000


------------------------------------------------
*The Redemption Date shall be the first Business Day of each of the months listed.

         The principal amount of any Bonds redeemed otherwise than pursuant to this subsection (c) shall be first applied to reduce the amount of the principal installment payable on the date of final maturity of the Bonds until the amount of such principal installment equals zero, and then to the amount of the principal installment payable on the immediately preceding principal installment date, and so on in reverse chronological order.

         (d) Extraordinary Mandatory Redemption.

                  (i) Determination of Taxability. The Bonds shall be subject to mandatory redemption in whole on any date at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon to the redemption date, within 180 days following the receipt by the Trustee of written notice of a Determination of Taxability.


                  (ii) Failure to Provide Alternate Credit Facility. The Bonds shall be subject to mandatory redemption in whole during the Variable Rate Period at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest, if any, thereon to the date of redemption, on the Interest Payment Date occurring closest to but not less than 15 days prior to the date of expiration of the then current Credit Facility, unless an Alternate Credit Facility has been provided in accordance with Article VI hereof.

                  (iii) Mandatory Redemption After Completion Date. The Bonds shall be subject to mandatory redemption in whole or in part with funds transferred to the Loan Repayments Account of the Bond Fund from the Facility Fund pursuant to Section 4.4 of the Loan Agreement at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon to the redemption date. In the event the amount transferred from the Facility Fund is less than $100,000 or a lesser amount which would result in any Registered Owner holding Bonds in denominations other than Authorized Denominations, the Trustee may, at the request of the Borrower and upon receipt of an opinion of Co-Bond Counsel, hold such amount in the Bond Fund and apply it to the next succeeding payment of principal or interest due on the Bonds, so long as such payment of principal or interest would not result in less than 95% of the net proceeds of the Bonds being used for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under the Code. Otherwise, the Borrower shall deposit with the Trustee an amount that, together with the amount transferred from the Facility Fund, shall be sufficient to redeem Bonds in Authorized Denominations.

         (e) Mandatory Purchase on Conversion Date. The Bonds shall be subject to mandatory purchase in whole at a purchase price equal to 100% of the principal amount thereof, without premium, plus accrued interest, if any, thereon to the date of purchase, on the Conversion Date; provided that there shall not be so purchased (i) Bonds or portions thereof in Authorized Denominations with respect to which the Trustee shall have received Optional Retention Notices from the Registered Owners thereof, and (ii) Bonds issued in exchange for or upon registration of transfer of Bonds or portions thereof in Authorized Denominations referred to in clause (i) of this subsection (e).

         Section 1072. Borrower Direction of Optional Redemption. The Borrower, on behalf of the Issuer, shall direct the Trustee in writing to call Bonds for optional redemption at the same time the Borrower notifies the Trustee in writing that the Borrower has made or intends to make a corresponding prepayment under the Note. Such direction from the Borrower on behalf of the Issuer to the Trustee shall be given at least 45 days prior to the redemption date or such shorter period as shall be acceptable to the Trustee. So long as a Credit Facility is then held by the Credit Facility Trustee, the Trustee shall only call Bonds for optional redemption if it has Available Moneys in the Loan Repayments Account of the Bond Fund or has been notified by the Credit Facility Issuer that it will receive moneys pursuant to the Credit Facility, in the aggregate, sufficient to pay the redemption price of the Bonds to be called for redemption, plus accrued interest thereon.

         Section 1073. Selection of Bonds to be Called for Redemption. Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by the Trustee in the following order of priority: first, Bonds pledged to the Bank pursuant to the Pledge Agreement, second, Bonds owned by the Borrower and third, Bonds selected by lot from among the Registered Owners of less than $1,000,000 in aggregate principal amount; provided that if there are no such Registered Owners, or if after selection from among such Registered Owners such selection has resulted in redemption of less than a sufficient amount of Bonds or in Bonds outstanding in unauthorized denominations, then the remaining amount of Bonds to be redeemed shall be selected from among the Registered Owners of $1,000,000 or more in aggregate principal amount of Bonds. In no event shall the Trustee select Bonds for redemption if such redemption will result in any Registered Owner owning Bonds in principal amounts other than in Authorized Denominations; provided, however, that Authorized Denominations shall not be required for Bonds Outstanding that result from principal installments made pursuant to Section 701(c) hereof within a year of (i) the maturity of the Bonds or (ii) the earlier payment in full thereof.

         Section 1074. Notice of Redemption or Purchase.

         (a) When required to redeem or purchase Bonds under any provision of this Article VII, or when directed to redeem Bonds by the Borrower on behalf of the Issuer, the Trustee shall cause notice of the redemption or purchase to be given not more than 60 days and not less than 30 days prior to the redemption or purchase date by mailing a copy of all notices of redemption or purchase by first class mail, postage prepaid, to all Registered Owners of Bonds to be redeemed or purchased at their addresses shown on the Bond Register. Failure to mail any such notice or any defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption or purchase of any other Bond. Notices of redemptions or purchases shall also be mailed to the Remarketing Agent, the Credit Facility Trustee and the Credit Facility Issuer, if any. Any such notice shall be given in the name of the Issuer, shall identify the Bonds to be redeemed or purchased (and, in the case of partial redemption of Bonds, the respective principal amounts thereof to be redeemed), shall specify the redemption date, and shall state that on the redemption date the redemption price of the Bonds called for redemption will be payable at the principal corporate trust office of the Trustee, or in the case of mandatory redemption pursuant to Section 701(d)(ii) or mandatory purchase pursuant to Section 701(e), the redemption or purchase price shall be payable at the office of the Tender Agent, and that from that date interest will cease to accrue. The Trustee may use "CUSIP" numbers in notices of redemption or purchase as a convenience to Registered Owners, provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of redemption or purchase and that reliance may be placed only on the identification numbers containing the prefix established under the Indenture.

         (b) With respect to any notice of redemption of Bonds in accordance with Section 701(d)(ii), such notice shall also specify the date of the expiration of the term of the Credit Facility.

         (c) After the Conversion Date, if at the time of mailing of notice of any optional redemption, there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional on the deposit of Available Moneys with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

         (d) Upon redemption of less than all of the Bonds, the Trustee shall furnish to the Credit Facility Trustee and the Credit Facility Issuer a notice in the form specified by the Credit Facility Issuer to reduce the coverage provided by the Credit Facility and upon redemption of all of the Bonds, the Credit Facility Trustee will surrender the Credit Facility to the Credit Facility Issuer for cancellation.

         (e) Purchases under Section 701(e) hereof shall be in accordance with
Section 202(e).

         Section 1075. Bonds Redeemed or Purchased in Part. Any Bond which is to be redeemed or purchased only in part shall be surrendered at a place stated in the notice provided for in Section 704 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver to the Registered Owner of such Bond without service charge, a new Bond or Bonds, of any Authorized Denomination as requested by such Registered Owner in aggregate principal amount equal to and in exchange for the unredeemed and unpurchased portion of the principal of the Bond so surrendered.


                                  ARTICLE VIII

                       PARTICULAR COVENANTS AND PROVISIONS

         Section 1081. Covenant to Pay Bonds: Bonds Limited Obligations of the Issuer. The Issuer covenants that it will promptly pay the principal of, premium and interest on and other amounts payable under the Bonds at the places, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof; provided, however, that such principal and interest and other amounts are payable solely from the payments made by the Borrower on the Note and other Revenues.

         The Issuer shall not in any event be liable for the payment of the principal of, premium or interest on, or the purchase price of, the Bonds, or for the performance of any pledge, mortgage, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer, and neither the Bonds nor any of the agreements or obligations of the Issuer shall be construed to constitute an indebtedness of the Issuer within the meaning of any constitutional or statutory provision or limitation whatsoever. The Bonds and the interest thereon shall not be deemed to constitute or to create in any manner a debt, liability or obligation of the State, the Department, the County or of any political subdivision or any agency thereof or a pledge of the faith and credit of the State or any such political subdivision or any such agency, but shall be limited obligations of the Issuer payable solely from the revenues and other funds pledged therefor and shall not be payable from any other assets or funds of the Issuer, and neither the faith and credit nor the taxing power of the State, the Department, the County or any political subdivision or any agency of the State is pledged to the payment of the principal of or interest on the Bonds.

         Section 1082. Covenants to Perform Obligations under this Indenture. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds executed and delivered hereunder and in all proceedings of the Issuer pertaining thereto and will faithfully observe and perform at all times any and all covenants, undertakings, stipulations and provisions of the Loan Agreement on its part to be observed or performed. The Issuer covenants that it is duly authorized under the laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to enter into this Indenture, to endorse the Note to the Trustee, to pledge the payments on the Note and other Revenues in the manner and to the extent herein set forth; and that all action on its part for the issuance of the Bonds issued hereunder and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the Registered Owners thereof are and will be the valid and binding limited obligations of the Issuer according to the tenor and import thereof.

         Section 1083. Covenant to Perform Obligations under the Loan Agreement. Subject to the provisions of Section 804 of this Article, the Issuer covenants and agrees that it will not suffer, permit or take any action or do anything or fail to take any action or fail to do anything which may result in the termination or cancellation of the Loan Agreement so long as any Bond is Outstanding; that it will punctually fulfill its obligations and will require the Borrower to perform punctually its duties and obligations under the Loan Agreement; that it will not execute or agree to any change, amendment or modification of or supplement to the Loan Agreement except by a supplement or an amendment duly executed by the Issuer and the Borrower with the approval of the Trustee and upon the further terms and conditions set forth in Article XIII of this Indenture; that it will not agree to any

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abatement, reduction, abrogation, waiver, diminution or other modification in any manner or to any extent whatsoever of the obligation of the Borrower to pay the Note and to meet its other obligations as provided in the Loan Agreement.

         Section 1084. Trustee or Credit Facility Trustee May Enforce Issuer's Rights Under Loan Agreement. The Loan Agreement, a duly executed counterpart of which has been filed with the Trustee and the Credit Facility Trustee, sets forth the covenants and obligations of the Issuer and the Borrower, including a provision in Section 11.9 thereof that subsequent to the issuance of the Bonds and prior to Payment of the Bonds (as defined in the Loan Agreement), the Loan Agreement and the Note may not be effectively amended, changed, modified, altered or terminated except as provided in Article XIII of this Indenture, and reference is hereby made to the Loan Agreement for a detailed statement of said covenants and obligations of the Borrower under the Loan Agreement, and the Issuer agrees that the Trustee or the Credit Facility Trustee, subject to the provisions of the Loan Agreement and this Indenture reserving certain rights to the Issuer and respecting actions by the Trustee or the Credit Facility Trustee in its name or in the name of the Issuer, may enforce all rights of the Issuer and all obligations of the Borrower under and pursuant to the Loan Agreement for and on behalf of the Registered Owners whether or not the Issuer is in default hereunder.

          Section 1085. Covenant Against Arbitrage. The Issuer covenants and agrees that it will not knowingly make or authorize any use, and directs the Trustee not to make or permit any use, of the proceeds of the Bonds which would cause any Bond to be an "arbitrage bond" within the meaning of Section 148 of the Code and the applicable regulations promulgated from time to time thereunder, and further covenants that it will observe and not violate the requirements of Section 148 of the Code and any such applicable regulations to the extent necessary so that the interest on the Bonds will not cease to be exempt from Federal income tax by reason of such use of proceeds; provided that neither the Issuer nor the Trustee shall be liable for any investment of moneys under this Indenture made at the direction of the Borrower Representative.

         If Co-Bond Counsel advises the Borrower that it is necessary to restrict or limit the yield on the investment of any moneys, securities or other obligations paid to or held by the Trustee hereunder in order to prevent any of the Bonds from being considered an "arbitrage bond" within the meaning of
Section 148 of the Code, the Borrower will direct the Trustee in writing to take such action with respect to the purchase or sale of specified investments as is deemed necessary by Co-Bond Counsel to restrict or limit the yield on such investment so as to comply with Section 148 of the Code.

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         Section 1086. Inspection of Bond Register. At reasonable times and upon reasonable regulations established by the Bond Registrar, the Borrower or any Registered Owner may inspect the Bond Register, at its own expense.

                                   ARTICLE IX

                              DEFAULT AND REMEDIES


         Section 1091. Defaults. Each of the following events is hereby declared an "Event of Default":

         (a) Payment of interest on any of the Bonds shall not be made when the same shall become due; or

         (b) Payment of the principal or redemption price of any of the Bonds shall not be made when the same shall become due, whether at maturity or upon call for redemption or otherwise; or

         (c) An "Event of Default" under the Loan Agreement (other than an Event of Default arising from the Borrower's failure to perform its obligations set forth in Section 7.21(k) of the Loan Agreement); provided, however, that such occurrence shall not constitute an Event of Default hereunder if (i) there is then a Credit Facility in effect and (ii) the Credit Facility Issuer has not failed to honor any drawing (which drawing strictly complies with, and conforms to, the terms and conditions of the Credit Facility) presented under the Credit Facility, unless the Credit Facility Issuer declares the same to be an Event of Default hereunder by notice given in writing and delivered to the Trustee and the Borrower accompanied by a written request that the Bonds and all accrued and unpaid interest thereon be declared immediately due and payable; or

         (d) The Trustee and the Credit Facility Trustee receive written notice from the Credit Facility Issuer that an "Event of Default" under the Reimbursement Agreement has occurred and has not been waived or cured accompanied by a written request that the Bonds and all accrued and unpaid interest thereon be declared immediately due and payable; or

         (e) The Credit Facility Trustee receives, on or before the close of business on the tenth day following a drawing under a Credit Facility to pay interest on the Bonds, notice by telecopier, by telex or in writing from the Credit Facility Issuer that the Credit Facility has not been reinstated for the amount so drawn; or

         (f) Payment of the purchase price of any Bond tendered pursuant to
Section 203 or Section 701(e) is not made when payment is due; or

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         (g) The Issuer shall default in the due and punctual performance of any of the covenants, conditions, agreements and provisions contained in the Bonds or in this Indenture on the part of the Issuer to be performed other than as referred to in the preceding paragraphs of this Section; provided, however, that no default specified in clause (g) of this Section 901 shall constitute such an Event of Default until written notice specifying such default and requiring the same to be remedied shall have been given to the Borrower, the Credit Facility Trustee and the Issuer by the Trustee, which may give notice in the Trustee's discretion and shall give such notice at the written direction of the Registered Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding, and the Borrower and the Issuer shall have had 30 days after receipt of such notice to correct said default and shall not have corrected said default within the applicable period; or

                  (h) an "Event of Default" (as that term is defined in the Loan Agreement) occurs under Section 7.21(k) of the Loan Agreement; provided, however, that such occurrence shall not constitute an Event of Default, unless the Issuer declares the same to be an Event of Default hereunder by notice given in writing and delivered to the Trustee, the Credit Facility Trustee and the Borrower accompanied by a written request that the Bonds and all accrued and unpaid interest thereon become immediately due and payable.

         Section 1092. Acceleration and Annulment Thereof. Subject to the requirement that the Credit Facility Issuer's consent to any acceleration must be obtained in the case of an Event of Default described in subsections (c), (d) or (g) of Section 901 hereof, upon the occurrence of an Event of Default, the Credit Facility Trustee may, and upon (i) the written request of the Registered Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding, (ii) the written request of the Credit Facility Issuer, if any, or
(iii) the occurrence of an Event of Default described in subsection (a), (b),
(e), (f) or (h) (but with regard to (h) only if the Issuer declares in writing the same to be an Event of Default and requests that the entire unpaid principal amount of and interest on the Bonds to be immediately due and payable) of
Section 901 hereof, the Credit Facility Trustee shall, by notice to the Issuer and the Trustee, declare the entire unpaid principal of and interest on the Bonds due and payable; and upon such declaration, the said principal, together with interest accrued thereon, shall become payable immediately at the place of payment provided therein, anything in this Indenture or in the Bonds to the contrary notwithstanding. Upon the occurrence of any acceleration hereunder, the Trustee shall notify the Credit Facility Trustee of the amount of the accelerated principal and interest due and payable and the Credit Facility Trustee shall immediately direct the Trustee to exercise such rights as it may have as the registered owner of the Note to declare all payments thereunder to be due and payable immediately, and to the extent it

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

has not already done so, the Credit Facility Trustee shall immediately draw upon the Credit Facility, if any, to the extent permitted by the terms thereof. Interest on the Bonds shall cease to accrue upon receipt by the Credit Facility Trustee of funds drawn under the Credit Facility.

         Immediately after any acceleration because of the occurrence of an Event of Default under Sections 901(a), (b), (e), (f) or (h), the Credit Facility Trustee shall notify in writing the Issuer, the Trustee, the Borrower and the Credit Facility Issuer of the occurrence of such acceleration. Within five days of the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the Registered Owners of all Bonds then Outstanding of the occurrence of such acceleration.

         If, after the principal of the Bonds has become due and payable, (i) all arrears of interest upon the Bonds are paid by the Issuer (solely out of the Trust Estate), (ii) the Issuer also performs all other things in respect to which it may have been in default hereunder and pays the reasonable charges of the Trustee, the Credit Facility Trustee and the Registered Owners, including reasonable attorneys' fees, and (iii) in case of an Event of Default described in Section 901(e) hereof, the Trustee and the Credit Facility Trustee have received written notice that the Credit Facility has been reinstated in accordance with its terms to an amount equal to the principal amount of the Bonds then Outstanding plus 120 days' interest accrued thereon at an assumed rate of 12% per annum, then, and in every such case, the Credit Facility Issuer or the Majority Registered Owners, by written notice to the Issuer, the Credit Facility Trustee and the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee, the Credit Facility Trustee and upon all Registered Owners of Bonds issued hereunder; provided, however, that the Trustee and the Credit Facility Trustee shall not annul any acceleration without the consent of the Credit Facility Issuer unless such acceleration has resulted from the failure of the Credit Facility Issuer to honor a proper draw for payment under the Credit Facility.

         Notwithstanding the foregoing, the Trustee and the Credit Facility Trustee shall not annul any acceleration which has resulted from an Event of Default which has resulted in a drawing under the Credit Facility unless the Trustee and the Credit Facility Trustee have received written notice that the Credit Facility has been reinstated in accordance with its terms to an amount equal to the principal amount of the Bonds then Outstanding plus 120 days' interest accrued thereon at an assumed rate of 12% per annum. The Trustee shall forward a copy of any notice from Registered Owners received by it pursuant to this paragraph to the Borrower. Immediately upon such annulment, the Credit Facility Trustee shall cancel, by notice to the Borrower, any demand for payment of the Note made by the Credit Facility Trustee pursuant to this Section 902.

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         Section 1093. Other Remedies. If any Event of Default occurs and is continuing, the Credit Facility Trustee, before or after the principal of the Bonds becomes immediately due and payable, may direct the Trustee to enforce each and every right granted to it as the holder of the Note and under the Loan Agreement and any supplements or amendments thereto. In exercising such rights and the rights given the Credit Facility Trustee under this Article IX, the Credit Facility Trustee shall take such action as, in the judgment of the Credit Facility Trustee applying the standards described in Section 1002 hereof, would best serve the interests of the Registered Owners. It is the intention of the parties hereto that the Credit Facility Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or powers.

         Section 1094. Legal Proceedings by Credit Facility Trustee. If any Event of Default has occurred and is continuing, the Credit Facility Trustee in its discretion may, and upon the written request of the Credit Facility Issuer or the Registered Owners of not less than 25% in aggregate principal amount of all Bonds then Outstanding and receipt of indemnity to its satisfaction shall, in its own name:

         (i) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Registered Owners hereunder;

         (ii) Bring suit upon the Bonds, the Credit Facility (but only to the extent the Credit Facility Issuer shall have wrongfully dishonored drawings made in strict conformity with the terms thereof) and the Note; and

         (iii) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Registered Owners.

         If an Event of Default under Section 901(c) occurs and is continuing, the Credit Facility Trustee in its discretion may, and upon the written request of the owners of not less than 25% in aggregate principal amount of all Bonds then Outstanding and receipt of indemnity to its satisfaction shall, enforce each and every right granted to it or to the Issuer under the Loan Agreement or as a holder of the Note.

         Section 1095. Discontinuance of Proceedings by Credit Facility Trustee. If any proceeding commenced by the Credit Facility Trustee on account of any default is discontinued or is determined adversely to the Credit Facility Trustee, then the Borrower, the Credit Facility Trustee, the Credit Facility Issuer, the Issuer, the Trustee and the Registered Owners shall be restored to their former positions and rights hereunder as though no proceedings had been commenced.

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

         Section 1096. Credit Facility Issuer or Registered Owners May Direct Proceedings. Anything to the contrary in this Indenture notwithstanding, either the Credit Facility Issuer, if a Credit Facility is in effect, or the Majority Registered Owners shall have the right, after furnishing indemnity satisfactory to the Trustee and the Credit Facility Trustee, to direct the method and place of conducting all remedial proceedings by the Trustee and the Credit Facility Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Registered Owners.

         Section 1097. Limitations on Actions by Registered Owners. No Registered Owner shall have any right to bring suit on the Credit Facility. No Registered Owner shall have any right to pursue any other remedy hereunder unless:

         (a) the Trustee and the Credit Facility Trustee shall have been given written notice of an Event of Default;

         (b) the Registered Owners of not less than 25% in aggregate principal amount of all Bonds then Outstanding shall have requested the Trustee or the Credit Facility Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

         (c) the Trustee and the Credit Facility Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, except that no offer of indemnification shall be required for a declaration of acceleration under Section 902 or for a drawing under the Credit Facility; and

         (d) the Trustee or the Credit Facility Trustee shall have failed to comply with such request within a reasonable time.

         Notwithstanding the foregoing provisions of this Section 907 or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective Registered Owners thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such Registered Owners to enforce such payment.

         Section 1098. Credit Facility Trustee May Enforce Rights Without Possession of Bonds. All rights under this Indenture and the Bonds may be enforced by the Credit Facility Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Credit Facility Trustee shall be brought in its name for the ratable benefit of the Registered Owners of the Bonds.

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

         Section 1099. Remedies Not Exclusive. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         Section 910. Delays and Omissions Not to Impair Rights. No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article IX may be exercised from time to time and as often as may be deemed expedient.

         Section 911. Application of Moneys in Event of Default. Any moneys received by the Trustee or the Credit Facility Trustee under this Article IX shall be applied in the following order; provided that any moneys received by the Credit Facility Trustee from a drawing under the Credit Facility shall be applied to the extent permitted by the terms thereof only as provided in clause
(iii) below with respect to the principal of, and interest accrued on, Bonds other than Bonds held by or for the Borrower:

         (i) To the payment of the reasonable costs of the Trustee and the Credit Facility Trustee, including counsel fees, any disbursements of the Trustee and the Credit Facility Trustee with interest thereon at the Trustee's prime rate per annum and its reasonable compensation; and

         (ii) To the payment of reasonable costs and expenses of the Issuer, including counsel fees, incurred in connection with the Event of Default; and

         (iii) To the payment of principal or redemption price (as the case may be) and interest on the Bonds, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest.

         The surplus, if any, shall be paid to the Borrower or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct; provided that, if the Credit Facility Trustee has received payments under the Credit Facility following the Event of Default, the surplus shall be paid to the Credit Facility Issuer to the extent of such payments.

         Section 912. Credit Facility Trustee and Registered Owners Entitled to All Remedies Under Act. It is the purpose of this Article IX to provide such remedies to the Credit Facility Trustee and the Registered Owners as may be lawfully granted under the provisions of the Act, but should any remedy herein granted be held unlawful, the Credit Facility Trustee and the Registered Owners shall nevertheless be entitled to every remedy provided by the Act.

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It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under applicable law.

         Section 913. Credit Facility Trustee May File Claim in Bankruptcy. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer, the Borrower or any other obligor upon the Loan Agreement or the Bonds or to property of the Issuer, the Borrower, or such other obligor or the creditors of any of them, the Credit Facility Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Credit Facility Trustee shall have made any demand on the Borrower for the payment on the Note of an amount equal to overdue principal or interest or additional interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Credit Facility Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Credit Facility Trustee, its agents and counsel) and of the Registered Owners allowed in such judicial proceeding; and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by the Registered Owners to make such payments to the Credit Facility Trustee, and in the event that the Credit Facility Trustee shall consent to the making of such payments directly to the Registered Owners, to pay to the Credit Facility

Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Credit Facility Trustee, its agents and counsel, and any other amounts due the Credit Facility Trustee under Section 911 hereof.

         Nothing herein contained shall be deemed to authorize the Credit Facility Trustee to authorize or consent to or accept, or adopt on behalf of the Registered Owners, any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Registered Owner thereof, or to authorize the Credit Facility Trustee to vote in respect of the claim of the Registered Owners in any such proceeding.

         All moneys received by the Credit Facility Trustee pursuant to any right given or action taken under this Indenture shall, after

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payment of the costs and expenses of the proceedings resulting in the collection of such moneys and the fees and expenses of the Credit Facility Trustee, be deposited in the Bond Fund and applied to the payment of the principal of, redemption premium, if any, and interest then due and unpaid on the Bonds in accordance with the provisions of this Indenture.

         Section 914. Receiver. Upon the occurrence of an Event of Default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Credit Facility Trustee and of the Registered Owners under this Indenture, the Credit Facility Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the amounts payable on the Note or otherwise under the Loan Agreement and assigned to the Credit Facility Trustee under this Indenture pending such proceedings, with such powers as the court making such appointment shall confer, whether or not any such amounts payable shall be deemed sufficient ultimately to satisfy the Bonds.

         Section 915. Assignment to Credit Facility Issuer. It is expressly understood and agreed by the Trustee that the Issuer does hereby pledge and assign to the Credit Facility Issuer all of the Trust Estate herein assigned to the Trustee as security for the payment of the Bonds, which assignment to the Credit Facility Issuer is subordinate to the simultaneous assignment thereof to the Trustee pursuant to this Indenture. Accordingly, anything in this Indenture to the contrary notwithstanding, in the event, in connection with the payment of the Bonds in full in accordance with Article XIV hereof, the Trustee draws under the Credit Facility for the purpose of paying all or any portion thereof, then, in such event, the Trustee shall, promptly following the Credit Facility Issuer's honor of the draft so drawn by the Trustee, transfer and assign to the Credit Facility Issuer all collateral pledged and assigned by the Issuer to the Trustee pursuant to this Indenture, including, without limitation, all rights of the Trustee under the Bond Documents, and, in addition, shall remit to the Credit Facility Issuer all amounts in any of the funds created by this Indenture which remain after the payment in full of the Bonds (except amounts held for the payment of (a) the principal of and premium (if any) and interest on, or the purchase price of, any Bonds, (b) any rebate to the United States of America and
(c) any accrued and unpaid Administrative Expenses and other amounts held by the

Trustee).

         Section 916. Intercreditor Agreement. Certain of the rights, duties, obligations and remedies of the Issuer, the Credit Facility Issuer, the Trustee, the Borrower, First Union National Bank of Maryland, the Guarantor and the Hedge Counterparty under this Indenture and the other Bond Documents and the Letter of Credit Documents are subject to the terms, conditions and limitations set forth in the Intercreditor Agreement.

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                                   ARTICLE X

             CONCERNING THE TRUSTEE AND THE CREDIT FACILITY TRUSTEE

         Section 1101. Acceptance of Trusts by the Trustee. The Trustee hereby represents and warrants to the Issuer (for the benefit of the Borrower and the Registered Owners as well as the Issuer) that it is a national banking association and that it is duly authorized under the laws of the United States of America and the State to accept and execute trusts of the character herein set out.

         The Trustee accepts and agrees to execute the trusts imposed upon it by this Indenture, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Indenture including the following express terms and conditions, to all of which the parties hereto and the Registered Owners agree, except:

         (1) prior to the occurrence and continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon directions of the Borrower Representative and upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to requirements of this Indenture but need not verify the accuracy of the contents thereof.

         In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

         (1) this subsection shall not be construed to limit the effect of the preceding provisions of this Section 1001;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the

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

Trustee unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Registered Owners relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

         Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee, including without limitation Sections 1003 and 1004 hereof, shall be subject to the provisions of this
Section 1001.

         The Trustee also accepts, and agrees to do and perform the duties and obligations imposed upon it by and under the Loan Agreement, but only upon the terms and conditions set forth in the Loan Agreement and this Indenture.

         Section 1102. Acceptance of Trusts by the Credit Facility Trustee. The Credit Facility Trustee hereby represents and warrants to the Issuer (for the benefit of the Borrower and the Registered Owners as well as the Issuer) that it is a state banking corporation and that it is duly authorized under such laws and the laws of the State to accept and execute trusts of the character herein set out.

         The Credit Facility Trustee accepts and agrees to execute the trusts imposed upon it by this Indenture, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Indenture including the following express terms and conditions, to all of which the parties hereto and the Registered Owners agree, except:

         (1) prior to the occurrence and continuance of an Event of Default, the Credit Facility Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Credit Facility Trustee; and

         (2) in the absence of bad faith on its part, the Credit Facility Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon directions of the Borrower Representative and upon certificates or opinions furnished to the Credit Facility Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Credit Facility Trustee, the Credit Facility Trustee shall be under a duty to examine the same to determine whether or not they conform to requirements of this Indenture but need not verify the accuracy of the contents thereof.

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

         In case an Event of Default has occurred and is continuing, the Credit Facility Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Credit Facility Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

         (1) this subsection shall not be construed to limit the effect of the preceding provisions of this Section 1002;

         (2) the Credit Facility Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Credit Facility Trustee unless it shall be proved that the Credit Facility Trustee was grossly negligent in ascertaining the pertinent facts; and

         (3) the Credit Facility Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Registered Owners relating to the time, method and place of conducting any proceeding for any remedy available to the Credit Facility Trustee, or exercising any trust or power conferred upon the Credit Facility Trustee under this Indenture.

         Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Credit Facility Trustee, including without limitation Sections 1004 and 1005 hereof, shall be subject to the provisions of this Section 1002.

         The Credit Facility Trustee also accepts, and agrees to do and perform the duties and obligations imposed upon it by and under the Loan Agreement, but only upon the terms and conditions set forth in the Loan Agreement and this Indenture.

         Section 1103. Trustee or Credit Facility Trustee to Give Notice.

         (a) If any Event of Default occurs and is continuing hereunder and if the Trustee or the Credit Facility Trustee has received written notice thereof or is deemed to have notice pursuant to Section 1003(c), the Trustee or the Credit Facility Trustee shall give to all Registered Owners, the Issuer, the Remarketing Agent and to the Credit Facility Issuer written notice of such default or Event of Default within 30 days after receipt of such information. For the purpose of this Section 1003 only, the term "default" shall mean any event which is, or after notice or lapse of time or both would become, an Event of Default under Section 901 hereof.

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         (b) Promptly upon receipt of notice of the occurrence of an Event of
Taxability or a Determination of Taxability, the Trustee shall give immediate telephonic notice, promptly confirmed in writing, to the Borrower, the Issuer, the Registered Owners and former Registered Owners (provided that the Trustee shall not be obligated to maintain records of such former Registered Owners or to retain records relating to such former Registered Owners for more than six years), the Remarketing Agent and the Credit Facility Issuer.

         (c) Neither the Trustee nor the Credit Facility Trustee shall be required to take notice or be deemed to have notice of any Event of Default hereunder or under the Loan Agreement except for a default or Event of Default referred to in Section 901(a) or (b), unless the Trustee or the Credit Facility Trustee shall have received written notice of such Event of Default by the Issuer, the Borrower, the Credit Facility Issuer or by the Registered Owners of 25% in aggregate principal amount of the Bonds then Outstanding.

         Section 1104.  Trustee and Credit Facility Trustee Entitled to
Indemnity.

         (a) The Borrower shall indemnify the Trustee and the Credit Facility Trustee and their officers, directors and employees (herein, the "Indemnitees") against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in subsection (b). An Indemnitee shall notify the Borrower promptly of any claim for which it may seek indemnity. Except where the Borrower is the claimant, the Borrower shall defend the claim, and the Indemnitee shall cooperate in the defense. An Indemnitee may have separate counsel, and the Borrower shall pay the reasonable fees and expenses of such counsel. An Indemnitee shall not be required to give any bond or surety in respect to the execution of its rights and obligations hereunder.

         (b) The Borrower shall not be obligated to reimburse any expense or to indemnify against any loss or liability incurred by an Indemnitee through gross negligence or bad faith.

         (c) To secure the Borrower's payment obligations in this Section, the Trustee and the Credit Facility Trustee shall have a lien prior to the lien created by this Indenture for the benefit of the Owners of the Bonds on all money or property held or collected by the Trustee or the Credit Facility Trustee other than money derived from a draw on the Credit Facility. Such obligations shall survive the satisfaction and discharge of this Indenture.

         (d) When the Trustee or the Credit Facility Trustee incurs expenses or renders services after an Event of Default, the expenses and compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy law.

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         (e) The Trustee or the Credit Facility Trustee, as the case may be, may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee or Credit Facility Trustee, as the case may be, without indemnity, and in such case the Issuer shall reimburse the Trustee or the Credit Facility Trustee, as the case may be, from funds available therefor under the Loan Agreement for all costs and expenses, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith; provided, however, that the Trustee or the Credit Facility Trustee, as the case may be, shall (i) make all payments hereunder of principal and redemption price of and interest on the Bonds and of the purchase price of Bonds tendered at the option of the Registered Owners thereof or purchased by the Borrower in lieu of redemption, (ii) accelerate the Bonds when required to do so hereunder other than at the direction of the Registered Owners, and (iii) draw on, or instruct the Credit Facility Trustee to draw on the Credit Facility when required to do so hereunder, each without the necessity of the Registered Owners providing security or indemnity to the Trustee or the Credit Facility Trustee, as the case may be. If the Issuer shall fail to make reimbursement, the Trustee may reimburse itself and the Credit Facility Trustee from any moneys in its possession under the provisions of this Indenture (other than monies derived from a draw on the Credit Facility) and shall be entitled with respect thereto to a preference over the Bonds.

         (f) Subject to the standards described in Sections 1001 and 1002 hereof, prior to taking action under this Indenture except for a declaration of acceleration under Section 902 or a drawing under the Credit Facility or the payment of principal and interest on the Bonds, the Trustee or the Credit Facility Trustee, as the case may be, may require that satisfactory indemnity be furnished to it for reimbursement of all expenses to which it may be put and to protect it against all liability by reasons of any action so taken, except liability resulting from its gross negligence or willful misconduct. None of the provisos contained in this Indenture is intended to require the Trustee or the Credit Facility Trustee, as the case may be, to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or other exercise of its rights or powers hereunder.

         Section 1105. Neither the Trustee nor the Credit Facility Trustee Responsible for Insurance, Taxes, Execution of Indenture, Acts of the Issuer or Application of Moneys Applied in Accordance with this Indenture. Neither the Trustee nor the Credit Facility Trustee shall be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Borrower, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. Neither the Trustee nor the Credit Facility Trustee shall have

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responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Indenture by the Issuer or the validity or sufficiency of the security provided thereunder or in respect of the validity of the Bonds or the due execution or issuance thereof. Neither the Trustee nor the Credit Facility Trustee shall be under any obligation to see that any duties herein imposed upon any party other than itself, or any covenants herein contained on the part of any party other than itself to be performed, shall be done or performed, and neither the Trustee nor the Credit Facility Trustee shall be under any liability for failure to see that any such duties or covenants are so done or performed.

         Neither the Trustee nor the Credit Facility Trustee shall be liable or responsible because of the failure of the Issuer or of any of its employees or agents to make any collections or deposits or to perform any act herein required of the Issuer or because of the loss of any moneys arising through the insolvency or the act or default or omission of any other depositary in which such moneys shall have been deposited under the provisions of this Indenture. Neither the Trustee nor the Credit Facility Trustee shall be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture.

         The immunities and exemptions from liability of the Trustee and the Credit Facility Trustee hereunder shall extend to their respective directors, officers, employees and agents.

         Section 1106. Compensation. Subject to the provisions of any contract relating to the compensation of the Trustee, the Borrower shall pay to the Trustee as Administrative Expenses its reasonable fees and charges in accordance with Section 7.5 of the Loan Agreement, and the Trustee shall pay the Credit Facility Trustee. In computing the Trustee's compensation, the parties shall not be limited by any law on the compensation of an express trust. If the Borrower shall fail to make any payment required by this Section 1006, the Trustee may, but shall be under no obligation to, make such payment from any moneys in its possession under the provisions of this Indenture and shall be entitled to a preference therefor over the Bonds hereunder; provided that no payments under this Section 1006 shall be made with moneys drawn under the Credit Facility.

         Section 1107. Trustee to Preserve Records. All records and files pertaining to the Facility in the custody of the Trustee shall be open at all reasonable times to the inspection of the Issuer, the Credit Facility Trustee, the Bank and the Borrower and their agents and representatives.

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         Section 1108. Trustee and Credit Facility Trustee May be Registered
Owners. The institutions acting as Trustee and Credit Facility Trustee under this Indenture, and their respective directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in the Bonds issued under and secured by this Indenture, and may join in the capacity of a Registered Owner in any action which any Registered Owner may be entitled to take with like effect as if such institution were not the Trustee or the Credit Facility Trustee, as the case may be, under this Indenture.

         Section 1109. Trustee and Credit Facility Trustee Not Responsible for Recitals. The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Issuer and not by the Trustee or the Credit Facility Trustee, and the Trustee and the Credit Facility Trustee shall not be under any responsibility for the correctness of the same.

         Section 1010. No Responsibility for Recording or Filing. Neither the Trustee nor the Credit Facility Trustee shall be under any obligation to see to the recording or filing of this Indenture, the Loan Agreement, any financing statements or any other instrument or otherwise to the giving to any person of notice of the provisions hereof or thereof.

         Section 1011. Trustee and Credit Facility Trustee May Rely on Certificates. Subject to the provisions of Sections 1001 and 1002 hereof, the Trustee and the Credit Facility Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith and in accordance with the terms of this Indenture, upon any resolution, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document which it shall in good faith believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of the Loan Agreement or this Indenture, or upon the written opinion of any attorney, engineer, accountant or other expert believed by it to be qualified in relation to the subject matter, and neither the Trustee nor the Credit Facility Trustee shall be under any duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument.

         Section 1012. Qualification of the Trustee and Credit Facility Trustee.
(a) There shall at all times be a Trustee and, so long as a Credit Facility supports the Bonds and the Trustee and the Credit Facility Issuer are the same Person, a Credit Facility Trustee, hereunder, which shall be an association or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws and the applicable laws of the State to exercise corporate trust powers and act as Bond Registrar hereunder, having a combined capital and surplus of at least $100,000,000, and subject to supervision or

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examination by Federal or state authority. If such association or corporation is not a commercial bank or trust company, it shall also have a rating by Moody's (if the Bonds are then rated by Moody's) of BAA 3/P3 or higher, or by S&P (if the Bonds are then rated by S&P) of BBB/A3 or higher or shall otherwise be approved in writing by Moody's or S&P, as the case may be. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 1012, the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Trustee or the Credit Facility Trustee shall cease to be eligible in accordance with the provisions of this Section 1012, it shall resign immediately in the manner and with the effect specified in Section 1013 hereof.

         (c) In addition, under no circumstances shall the Credit Facility Trustee and the Credit Facility Issuer be the same person or be Affiliates of one another.

         Section 1013. Resignation and Removal of Trustee or Credit Facility Trustee.


         (a) No resignation or removal of the Trustee or the Credit Facility Trustee and no appointment of a successor Trustee or successor Credit Facility Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee or the successor Credit Facility Trustee under Section 1014 hereof.

         (b) The Trustee or the Credit Facility Trustee may resign at any time by giving written notice thereof to the Issuer and the Borrower. If an instrument of acceptance by a successor Trustee or successor Credit Facility Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the retiring Trustee or Credit Facility Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee or successor Credit Facility Trustee.

         (c) The Trustee or the Credit Facility Trustee may be removed at any time by an instrument or instruments in writing to the Trustee or the Credit Facility Trustee, with copies to the Issuer and the Borrower, signed by the Majority Registered Owners or by their attorneys, legal representatives or agents and delivered to the Trustee, the Credit Facility Trustee, the Issuer and the Borrower (such instruments to be effective only when received by the Trustee or the Credit Facility Trustee, as the case may be).

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         (d) If at any time:

                  (1) the Trustee or the Credit Facility Trustee shall cease to be eligible under Section 1012 hereof, and shall fail to resign after written request therefor by the Borrower or by the Majority Registered Owners, or

                  (2) the Trustee or the Credit Facility Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or Credit Facility Trustee or of its respective property shall be appointed or any public officer shall take charge or control of the Trustee or the Credit Facility Trustee or of its respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer or the Borrower may remove the Trustee or the Credit Facility Trustee, as the case may be, or (ii) any Registered Owner may petition any court of competent jurisdiction for the removal of the Trustee or the Credit Facility Trustee, as the case may be and the appointment of a successor.

         (e) If the Trustee or the Credit Facility Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee or Credit Facility Trustee for any cause, the Issuer with the approval of the Borrower, shall promptly appoint a successor. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee or successor Credit Facility Trustee shall be appointed by act of the Majority Registered Owners delivered to the Borrower and the retiring Trustee, as the case may be, the successor Trustee or successor Credit Facility Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor Trustee or successor Credit Facility Trustee, as the case may be, and supersede the successor Trustee or Credit Facility Trustee appointed by the Issuer and approved by the Borrower. If no successor Trustee or successor Credit Facility Trustee shall have been so appointed by the Issuer and approved by the Borrower or the Majority Registered Owners and accepted appointment in the manner hereinafter provided, any Registered Owner, if he has been a bona fide Registered Owner of a Bond for at least six months, may petition any court of competent jurisdiction for the appointment of a successor Trustee or successor Credit Facility Trustee.

         (f) The successor Trustee or successor Credit Facility Trustee, as the case may be, shall, promptly upon appointment, give notice of each resignation and each removal of the Trustee or Credit Facility Trustee and each appointment of a successor Trustee or successor Credit Facility Trustee by mailing written notice of such event by first-class mail, postage prepaid, to each Registered Owner. Each notice shall include the name and address of the

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principal corporate trust office of the successor Trustee or successor Credit
Facility Trustee, as the case may be.

         (g) In the event that a Credit Facility Trustee is no longer required pursuant to Section 1012(a) hereof, the Trustee may request the resignation of the Credit Facility Trustee by delivering written notice to the Issuer, the Borrower and the Credit Facility Trustee. Such notice shall specifically ask for the resignation of the Credit Facility Trustee and shall contain an acceptance by the Trustee of all the rights, immunities, powers, trust, duties and obligations of the Credit Facility Trustee hereunder. Immediately upon receipt of such notice, the Credit Facility Trustee shall resign in accordance with the provisions of Section 1013(b). Upon the resignation of the Credit Facility Trustee pursuant to this Section 1013(g) and the satisfaction of the terms and conditions set forth in Section 1014 below, all references to the Credit Facility Trustee in this Indenture and in the other Bond Documents shall be deemed to mean the Trustee. The provisions of Section 1014 shall apply in such case as if the Trustee were a successor Credit Facility Trustee.

         Section 1014. Successor Trustee or Credit Facility Trustee. Every successor Trustee or successor Credit Facility Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Issuer and the Borrower, an instrument in writing accepting such appointment hereunder, and thereupon such successor Trustee or Credit Facility Trustee, without any further act, shall become fully vested with all the rights, immunities, powers and trusts, and subject to all the duties and obligations, of its predecessors; but such predecessor shall, nevertheless, on the written request of its successor or of the Issuer and upon payment of the expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of Section 1006 hereof, execute and deliver an instrument transferring to such successor Trustee or successor Credit Facility Trustee, as the case may be, all the rights, immunities, powers and trusts of such predecessor hereunder; and every predecessor Trustee or Credit Facility Trustee shall deliver all property and moneys held by it hereunder to its successor, subject, nevertheless, to its preference, if any, provided for in Sections 1004 and 1007 hereof. Should any instrument in writing from the Issuer be required by any successor Trustee or successor Credit Facility Trustee for more fully and certainly vesting in such Trustee or Credit Facility Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee or Credit Facility Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Issuer.

         Notwithstanding any of the foregoing provisions of this Article, any bank or trust company having power to perform the duties and execute the trusts of this Indenture and otherwise qualified to act as Trustee or Credit Facility Trustee hereunder with or into which the bank or trust company acting as Trustee or

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Credit Facility Trustee, as the case may be, may be merged or consolidated, or to which the assets and business of such bank or trust company may be sold, shall be deemed the successor of the Trustee or the Credit Facility Trustee, as the case may be.

         Section 1015. Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of certain banking corporations or associations to transact business as trustee as contemplated herein in such jurisdiction. It is recognized that in case of litigation under this Indenture upon the occurrence of an Event of Default, it may be necessary that the Trustee appoint an additional individual or institution as a separate Trustee or Co-Trustee, which shall be satisfactory to the Borrower. The following provisions of this Section 1015 are adapted to these ends.

         In the event of the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate Trustee or Co-Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every covenant and obligation necessary to the exercise thereof shall run to and be enforceable by such separate Trustee or Co-Trustee.

         Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to more fully and certainly vest in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Trustee or Co-Trustee or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

         For all purposes of this Indenture, the Credit Facility Trustee shall be deemed a Co-Trustee within the meaning of this Section 1015.

         Section 1016. Notice to Moody's or S&P. At any time during which the Bonds are rated by Moody's and/or S&P, the Trustee shall notify Moody's and/or S&P, as applicable, promptly of (i) any

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change in the Trustee, (ii) the expiration, termination or substitution of the
Credit Facility during the Variable Rate Period unless an Alternate Credit Facility is provided to the Trustee in accordance with the terms of this Indenture, (iii) a change in the interest rate borne by the Bonds from the Variable Rate to the Fixed Rate, (iv) the payment of all of the Bonds or (v) any change to this Indenture, the Loan Agreement, the Reimbursement Agreement, the Credit Facility or the Remarketing Agreement.

                                   ARTICLE XI

                  EXECUTION OF INSTRUMENTS BY REGISTERED OWNERS
                         AND PROOF OF OWNERSHIP OF BONDS

         Section 1111. Execution of Instruments by Registered Owners and Proof of Ownership of Bonds. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by a Registered Owner may be signed or executed by the Registered Owner or its attorneys or legal representatives. Proof of the execution of any such instrument and of the ownership of the Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and the Credit Facility Trustee with regard to any action taken by it under such instrument if made in the following manner:

         The fact and date of the execution by any person of any such instrument may be proved by the verification of any officer in any jurisdiction who, by the laws thereof, has power to take affidavits within such jurisdiction, to the effect that such instrument was subscribed and sworn to before him, or by an affidavit of a witness to such execution, and where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such verification or affidavit shall also constitute sufficient proof of his authority.

         Nothing contained in this Section 1101 shall be construed as limiting the Trustee and the Credit Facility Trustee to such proof, it being intended that the Trustee and the Credit Facility Trustee may accept any other evidence of the matters herein stated which may be sufficient. Any request or consent of a Registered Owner shall bind every future Registered Owner of the Bonds to which such request or consent pertains or any Bonds issued in lieu thereof in respect of anything done by the Trustee and the Credit Facility Trustee pursuant to such request or consent.

         Notwithstanding any of the foregoing provisions of this Section 1101, the Trustee and the Credit Facility Trustee shall not be required to recognize any person as an owner of Bonds or to take any action at his request unless the Bonds shall be deposited with it.

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         Section 1112. Preservation of Information. The Trustee shall preserve in the Bond Register, in as current a form as is reasonably practicable the name and address of each Registered Owner received by the Trustee in its capacity as Bond Registrar.

                                   ARTICLE XII

                    THE REMARKETING AGENT; THE TENDER AGENT;
                               THE PLACEMENT AGENT

         Section 1121. The Remarketing Agent.

         (a) The Issuer hereby appoints First Union National Bank of North Carolina, with its corporate office in Charlotte, North Carolina, acting through its Capital Markets Group, as Remarketing Agent under this Indenture. The Remarketing Agent and any successor Remarketing Agent, by written instrument delivered to the Issuer, the Trustee and the Borrower, shall accept the duties and obligations imposed on it under this Indenture and the Remarketing Agreement.

         (b) In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to keep such books and records in connection with its activities as Remarketing Agent hereunder as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer, the Trustee, the Credit Facility Issuer and the Borrower at all reasonable times.

         (c) The Remarketing Agent shall at all times be a member of the National Association of Securities Dealers, Inc. and registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, or a national banking association or a bank or a trust company, in each case authorized by law to perform its obligations hereunder.

         (d) If at any time the Remarketing Agent is unable or unwilling to act as Remarketing Agent, the Remarketing Agent, upon 60 days' prior written notice to the Issuer, the Trustee, the Tender Agent and the Borrower, may resign. The Remarketing Agent may be removed at any time by the Borrower with the consent of the Credit Facility Issuer, by written notice signed by the Borrower delivered to the Trustee, the Remarketing Agent and the Tender Agent. Upon resignation or removal of the Remarketing Agent, the Borrower, with the consent of the Issuer, shall appoint a substitute Remarketing Agent meeting the qualifications of
Section 1201(c); provided, however, that the resignation or removal of the Remarketing Agent shall not be effective until the Borrower, with the consent of the Issuer, shall have appointed a successor Remarketing Agent.

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

         (e) In the event that the Borrower shall fail to appoint a successor Remarketing Agent upon the resignation or removal of the Remarketing Agent or upon its dissolution, insolvency or bankruptcy, the Trustee may, but is not required to, appoint a Remarketing Agent or itself act as Remarketing Agent until the appointment of a successor Remarketing Agent in accordance with this
Section 1201.

         Section 1122. The Tender Agent.

         (a) The Issuer hereby appoints First Union National Bank of Virginia as Tender Agent under this Indenture, which agent has a corporate trust office in Richmond, Virginia. The Tender Agent and any successor Tender Agent, by written instrument delivered to the Issuer, the Trustee and the Borrower, shall accept the duties and obligations imposed on it under this Indenture.

         (b) If at any time the Tender Agent is unable or unwilling to act as Tender Agent, the Tender Agent, upon 60 days' prior written notice to the Issuer, the Trustee, the Remarketing Agent and the Borrower, may resign; provided, however, that in no case shall such resignation become effective until the appointment of a successor Tender Agent. The Tender Agent may be removed at any time by the Borrower with the consent of the Credit Facility Issuer and the Trustee, by written notice signed by the Borrower delivered to the Trustee, the Remarketing Agent, the Credit Facility Issuer and the Tender Agent. Upon resignation or removal of the Tender Agent, the Borrower with the consent of the Issuer, the Credit Facility Issuer and the Trustee shall appoint a substitute Tender Agent; provided, however, that in no case shall such removal become effective until the appointment of a successor Tender Agent.

         (c) In the event the Borrower shall fail to appoint a successor Tender Agent upon the resignation or removal of the Tender Agent or upon its dissolution, insolvency or bankruptcy, the Trustee may at its discretion, but is not required to, act as Tender Agent until the appointment of a successor Tender Agent in accordance with this Section 1202.

         Section 1123. The Placement Agent. The Placement Agent shall be a member of the National Association of Securities Dealers, Inc. and registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, or a national banking association or a bank or trust company, in each case authorized by law to perform its obligations described in Section 202(e) hereof. The Placement Agent shall agree to establish the Preliminary Fixed Rate and to use its best efforts to arrange for the sale of Tendered Bonds on the Conversion Date, all as more particularly described in Section 202(e).

         Section 1124. Notices. The Trustee shall, within 30 days of the resignation or removal of the Remarketing Agent or the Tender Agent or the appointment of a

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successor Placement Agent or a successor Remarketing Agent or Tender Agent, give notice thereof by first-class mail, postage prepaid, to the Registered Owners of the Bonds.

                                  ARTICLE XIII

                           AMENDMENTS AND SUPPLEMENTS

         Section 1131. Amendments and Supplements Without Registered Owners' Consent. This Indenture may be amended or supplemented by the Issuer and the Trustee at any time and from time to time, without the consent of the Registered Owners, but with the consent of the Borrower and Credit Facility Issuer, if a Credit Facility is in effect, by a supplemental indenture executed by the Issuer, the Trustee and the Credit Facility Trustee and filed with the Trustee, for one or more of the following purposes:

         (a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer;

         (b) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the Registered Owners of the Bonds;

         (c) to permit the Bonds to be converted to certificated securities;

         (d) to permit the appointment of a co-trustee under this Indenture;

         (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939;

         (f) except as otherwise provided in Section 1302 hereof, to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P; and

         (g) to amend the administrative provisions hereof to accommodate the provisions of an Alternate Credit Facility.

Prior to making any amendment, the Borrower shall provide the Trustee, the Issuer, the Credit Facility Trustee and the Credit

Facility Issuer with (i) a copy of the proposed amendment and (ii) an opinion of Co-Bond Counsel to the effect that such amendment or supplement will not adversely affect the tax-exempt status of interest on the Bonds.

         Section 1132. Amendments With Registered Owners' and Credit Facility Issuer's Consent. This Indenture may be amended by the Issuer and the Trustee from time to time, except with respect to (1) the principal, redemption price, purchase price, or interest payable upon any Bonds, (2) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and (3) this Article XIII, by a supplemental indenture consented to by the Credit Facility Issuer (if a Credit Facility is in effect) and by the Borrower and approved by the Registered Owners of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken. This Indenture may be amended with respect to the matters enumerated in clauses (1) through (3) of the preceding sentence only with the unanimous consent of all Registered Owners, the Credit Facility Issuer (if a Credit Facility is in effect) and the Borrower.

         Section 1133. Supplemental Indentures Affecting Rights of Credit Facility Issuer. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XIII which in the judgment of the Credit Facility Issuer (if a Credit Facility is in effect) adversely affects the rights of the Credit Facility Issuer hereunder shall not become effective unless or until the Credit Facility Issuer shall have consented to the execution and delivery thereof.

         Section 1134. Amendment of Loan Agreement. The Issuer and the Borrower, and, during the Variable Rate Period, the Credit Facility Issuer, may amend the Loan Agreement with the prior written consent of the Trustee and during the Variable Rate Period, the Credit Facility Trustee. Prior to making any amendment, the Borrower shall provide the Trustee, the Issuer, the Credit Facility Trustee and the Credit Facility Issuer with (a) a copy of the proposed amendment and (b) an opinion of Co-Bond Counsel to the effect that such amendment or supplement will not adversely effect the tax exempt status of interest on the Bonds and, unless the Trustee shall have otherwise given its consent to such amendment or supplement, to the further effect that such amendment or supplement will not otherwise adversely affect the interests of the Registered Owners. Notwithstanding the foregoing, the Issuer and the Borrower, with the consent of the Trustee and, during the Variable Rate Period, the Credit Facility Trustee and the Credit Facility Issuer, may amend the Loan Agreement to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P without providing the opinion of Co-Bond Counsel specified in clause (b) above. If the Issuer and the Borrower propose to amend the Loan Agreement in such a manner as would adversely affect the interests of the Registered Owners, the Trustee shall notify

Registered Owners of the proposed amendment and may consent thereto with the consent of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the Registered Owners of all Bonds then Outstanding, consent to any amendment which would (1) decrease the amounts payable on the Note, (2) change the due date of principal of or interest on the Note or change any of the prepayment provisions of the Note, or (3) change Section 5.5 of the Loan Agreement.

         Section 1135. Amendment of Loan Agreement Requiring Consent of Credit Facility Issuer. Anything herein to the contrary notwithstanding, any amendment, change or modification of the Loan Agreement which in the judgment of the Credit Facility Issuer affects the rights of the Credit Facility Issuer shall not become effective unless or until the Credit Facility Issuer shall have consented to the execution and delivery of such amendment, change and modification.

         Section 1136. Amendment of Credit Facility. The initial Credit Facility may be amended to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P provided that (a) the Borrower consents to such amendment or supplement and (b) such amendment or supplement will not adversely affect the interests of the Registered Owners. The Trustee shall notify the Registered Owners and the Issuer of any proposed amendment of the Credit Facility which would adversely affect the interests of the Registered Owners and may consent thereto with the consent of the Issuer, which consent shall not be unreasonably withheld, and at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the Registered Owners of all Bonds then Outstanding, consent to any amendment which would decrease the amount payable under the Credit Facility or reduce the term of the Credit Facility. Prior to making any amendment, the Borrower shall provide the Trustee, the Issuer, the Credit Facility Trustee and the Credit Facility Issuer with (i) a copy of the proposed amendment and (ii) an opinion of Co-Bond Counsel to the effect that such amendment or supplement will not adversely affect the tax-exempt status of interest on the Bonds.

         Section 1137. Trustee and Credit Facility Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee and the Credit Facility Trustee are authorized to join with the Issuer in the execution and delivery of any supplemental indenture or amendment permitted by this Article XIII and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done; provided that certain amendments may, by agreement between the Trustee and the

Credit Facility Issuer, require the prior consent of the Credit Facility Issuer.

                                   ARTICLE XIV

                           DEFEASANCE; OTHER PAYMENTS


         Section 1141. Defeasance.

         (a) When the principal or redemption price (as the case may be) of, and interest on all Bonds issued hereunder have been paid, or provision has been made for payment of the same, together with the compensation of the Trustee and the Credit Facility Trustee and all other sums payable hereunder by the Issuer, the right, title and interest of the Trustee and the Credit Facility Trustee in and to the Trust Estate shall thereupon cease, and the Trustee and the Credit Facility Trustee, on written demand of the Issuer, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Issuer and shall turn over to the Borrower or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder; provided, that if any payments have been received by the Trustee from draws by the Credit Facility Trustee on the Credit Facility in connection with such release, such balances shall be paid to the Credit Facility Issuer to the extent of such payments. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portion thereof) for which provision for payment shall have been considered made shall be selected by lot by the Trustee and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

         (b) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund, in trust and irrevocably sets aside exclusively for such payment, (i) moneys sufficient to make such payment provided that if a Credit Facility is then held by the Credit Facility Trustee, such moneys shall constitute Available Moneys or (ii) noncallable Government Obligations maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys without reinvestment to make such payment; provided that (i) such provision for payment may only be made after the Conversion Date and (ii) the Trustee and the Issuer shall have received an opinion of Co-Bond Counsel to the effect that such deposit will not adversely affect the tax-exempt status of the interest on any of the Bonds (e.g. by causing any of the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code), and provided further, that if a Credit Facility is then held by the Credit Facility Trustee, such Government Obligations shall have been on deposit with the Trustee in a separate and segregated account for a period of 366 days during and prior to which no Event of

Bankruptcy has occurred or which Government Obligations were purchased with Available Moneys.

         No Bonds in respect of which a deposit under clause (b) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on the Bonds. Notwithstanding the foregoing, no delivery to the Trustee under this subsection (b) shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give notice of redemption. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of, redemption price of, and interest on the Bonds with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Bonds more than 60 days following the deposit thereof with the Trustee, the Trustee shall mail a notice stating that such moneys or obligations have been deposited and identifying the Bonds for the payment of which such moneys or obligations are being held to all Registered Owners of such Bonds at their addresses shown on the Bond Register.

         (c) Anything in Article XIII to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal or redemption price, of the Bonds and the interest thereon and the principal or redemption price, of such Bonds and the interest thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the Registered Owner of each of the Bonds affected thereby.

         Notwithstanding the foregoing, those provisions relating to the maturity of Bonds, interest payments and dates thereof, and the dates, premiums and notice requirements for optional and mandatory redemption and the Trustee's remedies with respect thereto, and provisions relating to exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of Bonds, nonpresentment of Bonds, the holding of moneys in trust and repayments to the Borrower or the Credit Facility Issuer from the Bond Fund and the duties of the Trustee in connection with all of the foregoing and the fees, expenses and indemnities of the Trustee and the Credit Facility Trustee, shall remain in effect and shall be binding upon the Trustee, the Credit Facility Trustee, the Issuer, the Borrower and the Registered Owners, notwithstanding the release and discharge of the lien of this Indenture.

         Section 1142. Deposit of Funds for Payment of Bonds. If the principal or redemption price of any Bonds becoming due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, has been paid or provisions therefor made in accordance with Section 1401 hereof, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the Registered Owners of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such Registered Owners.

         Section 1143. Effect of Purchase of Bonds. No purchase of Bonds pursuant to Section 303 shall be deemed to be a payment or redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         Section 1151. Covenants of Issuer to Bind its Successors. In the event of the dissolution of the Issuer, all of the covenants, stipulations, obligations and agreements contained in this Indenture by or on behalf of or for the benefit of the Issuer shall bind or inure to the benefit of the successor or successors of the Issuer from time to time and any officer, board, commission, authority, agency or instrumentality to whom or to which any power or duty affecting such covenants, stipulations, obligations and agreements shall be transferred by or in accordance with law, and the word "Issuer" as used in this Indenture shall include such successor or successors.

         Section 1152. Notices. Any notice, demand, direction, request or other instrument authorized or required by this Indenture to be given to or filed with the Issuer, the Trustee, the Credit Facility Trustee, the Borrower or the Credit Facility Issuer shall be in writing and shall be deemed given or filed for all purposes of this Indenture when delivered by hand delivery or mailed by first-class, postage prepaid, registered or certified mail, addressed as follows:

         If to the Issuer:   Maryland Industrial Development
                               Financing Authority
                             217 East Redwood Street
                             22nd Floor
                             Baltimore, Maryland 21202
                             Attention: Executive Director

         If to the Trustee:  First Union National Bank
                               of Virginia
                             901 E. Cary Street
                             Richmond, Virginia 23219
                             Attention: Corporate Trust
                                        Department

         If to the Credit    Branch Banking and Trust Company
         Facility Trustee:   223 West Nash Street
                             Wilson, North Carolina  27984
                             Attention:  Corporate Trust
                                         Department

         If to the Borrower: Alcore, Inc.
                             1324 Brass Mill Road
                             Belcamp, Maryland  21017
                             Attention:  President


         If to the Credit    First Union National Bank
         Facility Issuer:      of North Carolina
                             Two First Union Center, T-7
                             Charlotte, North Carolina 28288-0742
                             Attention:  International Operations

         If to the           First Union National Bank of
         Remarketing Agent:    North Carolina
                             Capital Marketing Group
                             Two First Union Center, T-7
                             Charlotte, North Carolina  28288

and if sent by telegraph, telegram report of delivery requested, addressed as above, at the time and date appearing on the report of delivery. A duplicate copy of each notice or other communication given hereunder by either the Issuer or the Trustee to the other shall also be given to the Borrower.

         All documents received by the Trustee or the Credit Facility Trustee under the provisions of this Indenture, or photographic copies thereof, shall be retained in its possession until this Indenture shall be released in accordance with the provisions hereof, subject at all reasonable times to the inspection of the Issuer and the Registered Owners and the agents and representatives thereof.

         The Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer and the Borrower may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         Section 1153. Trustee as Paying Agent and Bond Registrar. The Trustee is hereby designated and agrees to act as Paying Agent and Bond Registrar for and in respect of the Bonds and any amounts received under the Credit Facility or the Loan Agreement.

         Section 1154. Rights Under Indenture. Except as herein otherwise expressly provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any person, firm or corporation other than the parties hereto, the Borrower and the Registered Owners of the Bonds issued under and secured by this Indenture, any right, remedy or claim, legal or equitable, under or by reason of this Indenture or any provision hereof, this Indenture and all its provisions being intended to be and being for the sole and exclusive benefit of the parties hereto, the Borrower and the Registered Owners from time to time of the Bonds issued hereunder.

         Section 1155. Form of Certificates and Opinions. Except as otherwise provided in this Indenture, any request, notice, certificate or other instrument from the Issuer or the Borrower to the Trustee shall be deemed to have been signed by the proper party or parties if signed by the Issuer Representative or the Borrower Representative, respectively, and the Trustee may accept and rely upon a certificate signed by the Issuer Representative as to any action taken by the Issuer and by the Borrower Representative as to any action taken by the Borrower.

         Section 1156. Severability. In case any one or more of the provisions of this Indenture or of the Bonds issued hereunder shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Indenture or of the Bonds, but this Indenture and the Bonds shall be construed and enforced as if such illegal or invalid provision had not been contained therein. In case any covenant, stipulation, obligation or agreement of the Issuer contained in the Bonds or in this Indenture shall for any reason be held to be in violation of law then such covenant, stipulation, obligation or agreement shall be deemed to be the covenant, stipulation, obligation or agreement of the Issuer to the full extent permitted by law.

         Section 1157. Covenants of Issuer Not Covenants of Officials Individually. All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture shall be deemed to be covenants, stipulations, obligations and agreements of the Issuer to the full extent permitted by the Constitution and laws of the State. No covenant, stipulation, obligation or agreement contained herein shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, officer, agent or employee of the Issuer in his individual capacity, and neither the members of the Issuer nor any other officer of the Issuer executing the Bonds shall be liable personally on the Bonds nor shall any employee, member or officer of the Issuer, the Department or the State be subject to any personal liability or accountability by reason of the issuance thereof. No member, officer, agent or employee of the Issuer, the

Department or the State shall incur any personal liability in acting or proceeding or in not acting or not proceeding in accordance with the terms of this Indenture.

         Section 1158. State Law Governs. This Indenture shall be governed by and construed in accordance with the laws of the State.

         Section 1159. Payments or Performance Due on Days Other Than Business Days. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of the Bonds or the specified last date for the performance of any act or the exercising of any right shall be a day other than a Business Day, then such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if made, performed or exercised on the specified date, provided that interest shall accrue for the period of any such extension.

         Section 1510. Execution in Counterparts. This Indenture may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts shall constitute but one and the same instrument, and no one counterpart of which need be executed by all parties.

         Section 1511. Effective Date. This Indenture has been dated as of the date first above written solely for the purpose of convenience of reference and shall become effective upon its execution and delivery, on the date of initial issuance of the Bonds, by the parties hereto. All representations and warranties set forth herein shall be deemed to have been made on such date.

         Section 1512. Report by Trustee to Issuer of Outstanding Principal Amount. Within 30 days of June 30 of each year, the Trustee shall notify the Issuer in writing of the aggregate principal amount of Bonds Outstanding as of such June 30.

         IN WITNESS WHEREOF, the Maryland Industrial Development Financing Authority has caused this Indenture to be executed in its name and on its behalf by its Chairman of and the official seal of the Issuer to be impressed hereon and attested by its Executive Director; the Trustee has caused this Indenture to be executed in its name and on its behalf by an authorized officer, and the Credit Facility Trustee has caused this Indenture to be executed in its name or its behalf by an authorized officer, all as of the date and year first above written.

                                      MARYLAND INDUSTRIAL DEVELOPMENT
                                        FINANCING AUTHORITY

(SEAL)                                By: /s/ Thomas H. Mullaney
                                         --------------------------------
                                         Thomas H. Mullaney,
                                         Chairman

ATTEST:


/s/ A. P. Ramsey Crosby
-----------------------
A. P. Ramsey Crosby,
Executive Director

                                      FIRST UNION NATIONAL BANK
                                        OF VIRGINIA, as
                                        Trustee

(SEAL)                                By: /s/ Dante M. Monakil
                                         --------------------------------
                                         Dante M. Monakil,
                                         Vice President

ATTEST:


-----------------------
Name:
Title:

                                      BRANCH BANKING AND TRUST COMPANY,
                                        as Credit Facility Trustee

(SEAL)                                By: /s/ Margaret H. Smith
                                         --------------------------------
                                         Margaret H. Smith,
                                         Vice President

ATTEST:

/s/ Linda S. Davis

-----------------------
Linda S. Davis,
Assistant Vice President

                                    EXHIBIT A

$______________                                                No. _____________

                           REQUISITION AND CERTIFICATE

                           _________________, 19_____

First Union National Bank of
 Virginia, as Trustee
901 E. Cary Street
Richmond, Virginia  23219

Attention:  Corporate Trust Department

         Re: $2,600,000 Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue

Ladies and Gentlemen:

         On behalf of Alcore, Inc. (the "Borrower"), I hereby requisition, from the funds representing the proceeds of the sale of the $2,600,000 Economic Development Revenue Bonds (Alcore, Inc. Facility) 1997 Issue issued by the Maryland Industrial Development Financing Authority (the "Issuer") and dated as of May 1, 1997 (the "Bonds"), which funds are held by you in the Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility) 1997 Issue Facility Fund in accordance with the Trust Indenture (the "Indenture") dated as of May 1, 1997, from the Issuer to you and Branch Banking and Trust Company as Credit Facility Trustee, the sum of $_______________ from the Facility Fund to be used to pay to the payees the amounts designated on the schedule attached hereto.

         I hereby certify that (a) the obligation to make such payment was incurred by the Borrower in connection with the Acquisition (as defined in the Loan Agreement dated as of May 1, 1997 between the Issuer and the Borrower, hereinafter referred to as the "Loan Agreement") of the Facility (referred to in the Loan Agreement), is a proper charge against the Cost of Acquisition of the Facility (as defined in the Loan Agreement), and has not been the basis for any prior requisition which has been paid; (b) neither the Borrower nor, to the best of the Borrower's knowledge, the Issuer has received written notice of any lien, right to lien or attachment upon, or claim affecting the right of such payee to receive payment of, any of the money payable under this requisition to any of the persons, firms or corporations named herein, or if any notice of any such lien, attachment or claim has been received, such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition; (c) this requisition contains no items representing payment on account of any retained percentages which the Borrower is entitled to retain at this date; (d) the payment of this requisition will not result in less than ninety-five percent (95%) of the proceeds of the Bonds (determined by adding to the purchase price paid for the Bonds any investment earnings on said proceeds) to be expended under this requisition and under all prior requisitions having been used for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of
Section 144(a)(1)(A) of the Internal Revenue Code of 1986, as amended; (e) the payment of this requisition will not result in issuance costs equal to more than two percent (2%) of the aggregate face amount of the Bonds being financed from the proceeds of the Bonds (including any investment earnings on said proceeds);
(f) this requisition contains no items representing payment of any amounts paid or incurred more than 60 days prior to the Official Intent (as defined in the Indenture); (g) no Event of Default (as defined in the Loan Agreement) or event of default which after notice or lapse of time or both would constitute an Event of Default has occurred and not been waived; and (h) the amount requisitioned hereby is being expended in a manner consistent in all material respects with the representations and warranties of the Borrower set forth in the Loan Agreement.

         [THE FOLLOWING IS TO BE INCLUDED IN ALL REQUISITIONS FOR DIRECT COSTS OF CONSTRUCTION EXCEPT THE FINAL DISBURSEMENT THEREFOR: This requisition for direct costs of construction as set forth in the construction contract for the Facility, when added to the total of prior requisitions for such direct costs of construction, does not in amount exceed 90% of the cost of work performed and material in place.]

         [The following paragraph is to be completed when any requisition and certificate includes any item for payment for labor, for indicated items of equipment or to contractors, builders or materialmen.]

         I hereby certify that insofar as the amount covered by the above requisition includes payments to be made for labor or to contractors, builders or materialmen, including payment for equip ment, materials or supplies, in connection with the Acquisition of the Facility: (i) all obligations to make such payments have been properly incurred, (ii) any such labor was actually performed and any such equipment, materials or supplies were actually furnished or installed on or about the Facility and are a proper charge against the Cost of Acquisition of the Facility, and (iii) such equipment, materials or supplies either are not subject to any lien or security interest or, if the same are so subject, such lien or security interest will be released or discharged upon payment of this requisition.

                                            ALCORE, INC.

                                            By:
                                               ---------------------------------
                                               Borrower Representative

                                            APPROVED:

                                            FIRST UNION NATIONAL BANK
                                              OF NORTH CAROLINA, as Credit
                                              Facility
                                            Issuer

                                            By:
                                               ---------------------------------
                                               Title:
                                                     ---------------------------

SCHEDULE TO REQUISITION AND CERTIFICATE NO. _______________

Payee                                 Item                                Amount
-----                                 ----                                ------

                                    EXHIBIT B

                   FORM OF NOTICE OF CONVERSION TO FIXED RATE

                                                          Date: ________________

To: [Registered Owners of Bonds]

         RE: $2,600,000 Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue

Ladies and Gentlemen:

(1) The interest rate on the above-captioned Bonds is being converted to the Fixed Rate (as defined in, and to be determined in, the Indenture) effective on ______________ ___, 19__ (the "Conversion Date" as defined in the Indenture).

         (2) After ________________ ___, 19___ (the tenth day preceding the
Conversion Date), Registered Owners of Bonds shall not be entitled to deliver Bonds to First Union National Bank of Virginia, as Tender Agent, for purchase pursuant to Section 203 of the Indenture.

         (3) Payment of the Bonds [will] [will not] be supported by a Credit Facility (as defined in the Indenture) after the Conversion Date [, which Credit Facility will be issued by __________________ effective on the Conversion Date and expiring on ________________ ___, _____ unless otherwise terminated by the terms thereof].

         (4) Registered Owners who desire to retain their Bonds must deliver an Optional Retention Notice (as defined in the Indenture) in the form of Exhibit A attached to the Bonds to the Trustee by ______________ ___, 19___ (the 15th of the month prior to the Conversion Date, or the next succeeding Business Day if such date is not a Business Day) or be deemed to have tendered their Bonds for purchase and must deliver the Bonds to the Tender Agent on or before the Conversion Date to be stamped with the legend contained in Section 202(e)(7) of the Indenture.

         (5) Any Registered Owners not delivering an Optional Retention Notice to the Trustee prior to the date specified in paragraph (6) above shall be deemed to have tendered their Bonds for purchase. In order to receive payment of the purchase price of any Bond which is deemed to have been tendered, the Registered Owner of such Bond must deliver such Bond to the principal office of First Union National Bank of Virginia, as Tender Agent, at Richmond, Virginia before 10:00 a.m. on the Conversion Date.

                                            First Union National Bank
                                              of Virginia, as Trustee

                                            By:
                                               --------------------------------
                                               Title:

                                                     --------------------------

                                    EXHIBIT C

                                 [Form of Bond]

--------------------------------------------------------------------------------
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entry as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
--------------------------------------------------------------------------------

                                  CUSIP 574221

THIS BOND IS ISSUED UNDER THE PROVISIONS OF THE MARYLAND ECONOMIC DEVELOPMENT REVENUE BOND ACT AND THE MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY ACT AND DOES NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH AND CREDIT OF THE STATE OF MARYLAND, THE MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, THE ISSUER, HARFORD COUNTY, MARYLAND OR ANY OTHER PUBLIC INSTRUMENTALITY OR PUBLIC BODY IS PLEDGED.

THIS BOND MAY BE TENDERED FOR PURCHASE AS DESCRIBED HEREIN. DELIVERY OF AN OPTIONAL TENDER NOTICE WITH RESPECT TO THIS BOND CONSTITUTES AN IRREVOCABLE OFFER TO SELL THIS BOND ON THE DATE SPECIFIED THEREIN AND IS BINDING ON SUBSEQUENT REGISTERED OWNERS OF THIS BOND. IN THE EVENT THE REGISTERED OWNER FAILS TO DELIVER THIS BOND TO THE TENDER AGENT ON THE SPECIFIED PURCHASE DATE, THE OWNER HEREOF SHALL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFITS OF THE INDENTURE. THIS BOND ALSO IS SUBJECT TO MANDATORY TENDER AND PURCHASE AS DESCRIBED HEREIN.

               MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY
                       ECONOMIC DEVELOPMENT REVENUE BONDS
                             (ALCORE, INC. FACILITY)
                                   1997 ISSUE

                                                                  No. R-________

Registered Owner:        _______________________

Principal Amount:        _______________________

Maturity Date:           November 1, 2012

Initial Interest Rate:   A variable rate of interest determined by the
                         Remarketing Agent on the date of issuance.

Interest Payment Dates:  The first Business Day of each February,
                         May, August and November commencing August 1, 1997,

                         through the Maturity Date.

Original Delivery Date:  May 15, 1997

         The Maryland Industrial Development Financing Authority (hereinafter called the "Issuer"), a body corporate and politic and a public instrumentality of the State of Maryland, for value received, hereby promises to pay (but only from the sources and in the manner hereinafter mentioned) to the Registered Owner, or registered assigns, the Principal Amount on the Maturity Date and to pay (but only from the sources and in the manner hereinafter mentioned) interest thereon from the Interest Payment Date immediately preceding the Date of Authentication indicated hereon, unless it is authenticated on an Interest Payment Date, in which event it shall bear interest from such date, or if it is authenticated prior to May 15, 1997, in which event it shall bear interest from the Date of Authentication, payable on each Interest Payment Date, until payment of said principal sum has been made or provided for, at the rate or rates per annum provided for below. Principal and interest and premium, if any, shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. Interest shall be paid on each Interest Payment Date by check mailed to the person in whose name this Bond is registered at the close of business on the Regular Record Date (as hereinafter defined) immediately preceding such Interest Payment Date (provided that, if such day is not a Business Day, such payment shall be made on the immediately succeeding Business Day as if made on the Interest Payment Date); provided, however, that interest shall also be payable by wire transfer to the account at a member bank of the Federal Reserve System of any registered owner of Bonds in the aggregate principal amount of $500,000 or more at the written request (identifying such account by number) of the registered owner received by the Trustee (as hereinafter defined) at least five
(5) days before the Regular Record Date or Special Record Date (as defined in the Indenture). While the Bonds bear interest at the Variable Rate (as hereinafter defined), the Regular Record Date will be the close of business on the Business Day immediately preceding each Interest Payment Date. While the Bonds bear interest at the Fixed Rate (as hereinafter defined), the Regular Record Date will be the 15th day of the calendar month preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered owner on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date (as defined in the Indenture) for the payment of such defaulted interest to be fixed by the Trustee, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Principal and redemption price shall be paid upon surrender of this Bond at the principal corporate trust office of First Union National Bank of Virginia, as Trustee (said banking institution and any successor trustee or co-trustee under the Indenture being herein called the "Trustee"), in the City of Richmond, Virginia. Payment of the purchase price of Bonds purchased as described herein shall be paid, upon surrender of such Bonds, at the office of First Union National Bank of

Virginia (in such capacity, the "Tender Agent") in the City of Richmond, Virginia.

         This Bond is issued under and pursuant to the Maryland Industrial Development Financing Authority Act, as amended, and the Maryland Economic Development Revenue Bond Act, as amended (hereinafter collectively called the "Act"), and under and pursuant to a resolution duly adopted by the Issuer on February 27, 1997. THE BONDS AND THE PREMIUM (IF ANY) AND INTEREST THEREON, AND THE PURCHASE PRICE THEREOF, ARE LIMITED OBLIGATIONS OF THE ISSUER, THE PRINCIPAL OF, PREMIUM (IF ANY) AND INTEREST ON, AND THE PURCHASE PRICE OF, WHICH ARE PAYABLE SOLELY FROM THE REVENUES TO BE RECEIVED IN CONNECTION WITH THE FINANCING OF THE FACILITY AND FROM ANY OTHER MONEYS MADE AVAILABLE TO THE ISSUER FOR SUCH PURPOSE. NEITHER THE BONDS NOR ANY PREMIUM OR INTEREST THEREON, NOR THE PURCHASE PRICE THEREOF, SHALL EVER CONSTITUTE AN INDEBTEDNESS OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OF MARYLAND, THE DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT OF THE STATE OF MARYLAND (THE "DEPARTMENT"), THE ISSUER, HARFORD COUNTY, MARYLAND (THE "COUNTY") OR ANY OTHER PUBLIC BODY WITHIN THE MEANING OF ANY CONSTITUTIONAL OR CHARTER PROVISION OR STATUTORY LIMITATION AND NONE OF THE ABOVE SHALL EVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER, THE COUNTY OR ANY OTHER PUBLIC BODY. THE BONDS DO NOT CONSTITUTE AN INDEBTEDNESS TO WHICH THE FAITH OR CREDIT OF THE STATE OF MARYLAND, THE DEPARTMENT, THE ISSUER, THE COUNTY OR ANY OTHER PUBLIC BODY IS PLEDGED.

         This Bond is one of the Bonds of a duly authorized issue of economic development revenue bonds of the Issuer in the aggregate original principal amount of $2,600,000 and is known as "Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue (the "Bonds").

         The Bonds have been issued in order to provide funds for the acquisition of a manufacturing facility by Alcore, Inc. (the "Borrower") in Harford County, Maryland (the "Facility").

         This Bond is issued under and pursuant to a Trust Indenture dated as of May 1, 1997 (said Trust Indenture, together with all such supplements and amendments thereto as therein permitted, being herein called the "Indenture"), by and among the Issuer, the Trustee and Branch Banking and Trust Company as Credit Facility Trustee (said banking institution and any successor trustee or co-trustee under the Indenture being herein called the "Credit Facility Trustee"). An executed counterpart of the Indenture is on file at the principal corporate trust office of the Trustee. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds, the collection and disposition of revenues, a description of the funds charged with and pledged to the payment of the principal of and interest on and any other amounts payable under the Bonds, the nature and extent of the security, the terms and conditions under which the Bonds are or may be issued, the rights, duties and obligations of the Issuer and of the Trustee and the rights of the registered owners of the Bonds, and, by the acceptance of this Bond, the registered owner hereof assents to all of the provisions of the Indenture.

         The Issuer has entered into a Loan Agreement dated as of May 1, 1997 (herein called the "Loan Agreement"), with the Borrower, under which the Issuer has agreed to lend to the Borrower the proceeds of the Bonds, and in consideration and as evidence of the loan the Borrower has agreed to issue its promissory note (the "Note") in the principal amount, payable in installments, bearing interest at rates and payable at times corresponding to the principal amount of, installments of principal of, interest rates on and due dates of the Bonds. The Loan Agreement also provides for the payment by the Borrower of certain fees and expenses of the Issuer and the Trustee, and the Loan Agreement further obligates the Borrower (i) to pay the cost of maintaining the Facility in good repair in all material respects and keeping the same insured and (ii) to maintain a Credit Facility (as hereinafter defined) during the period of time the Bonds bear interest at the Variable Rate (the "Variable Rate Period").

         Credit Facility. The Borrower has entered into a Letter of Credit and Reimbursement Agreement dated as of May 1, 1997 (the "Reimbursement Agreement") with First Union National Bank of North Carolina (in such capacity, the "Bank"). Pursuant to the Reimbursement Agreement, the Borrower has caused a Letter of Credit issued by the Bank (the "Letter of Credit"), to be delivered to the Credit Facility Trustee, as provided in the Indenture. The Credit Facility Trustee shall be entitled under the Letter of Credit to draw up to an amount of $2,704,000 of which (a) $2,600,000 shall support the payment of principal or that portion of the purchase price corresponding to principal of the Bonds and
(b) $104,000 shall support the payment of up to 120 days' interest or that portion of the purchase price corresponding to interest on the Bonds at an assumed rate of 12% per annum. Subject to the provisions of the Indenture, the Borrower is required during the Variable Rate Period to maintain with the Credit Facility Trustee the Letter of Credit or an alternate credit facility with terms and provisions substantially the same as those of the Letter of Credit (an "Alternate Credit Facility"). During the Variable Rate Period, unless the Letter of Credit or the then current Alternate Credit Facility is replaced prior to its expiration in accordance with the terms of the Indenture, this Bond will become subject to mandatory redemption as provided in the Indenture upon expiration of the Credit Facility.

         Source of Funds. The principal of, premium, if any, and interest on the Bonds are payable solely from payments on the Note, the Loan Agreement and from any other moneys held by the Trustee under the Indenture for such purpose, including, with respect to principal and interest only, moneys drawn by the Credit Facility

Trustee under the Letter of Credit or such other credit facility or facilities, if any, as may then be held by the Credit Facility Trustee under the Indenture for the benefit of the Registered Owners (the Letter of Credit or any Alternate

Credit Facility is hereafter referred to as the "Credit Facility" and the Bank as the issuer of the Letter of Credit and any institution issuing an Alternate Credit Facility are herein called the "Credit Facility Issuer"). Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption and purchase price) and interest with all other Bonds issued under the Indenture.

         Interest Rates

         Initial Interest Rate. This Bond shall bear interest from the Date of Authentication through May 21, 1997 at the Initial Interest Rate.

         Variable Rate. After May 21, 1997 and prior to the Conversion Date (hereinafter defined), the Bonds shall bear interest at a rate per annum equal to a variable rate established as hereinafter provided (the "Variable Rate"). The Variable Rate shall be equal to the rate of interest certified in writing to the Trustee by First Union National Bank of North Carolina (acting through its Capital Markets Group) (herein, with its successors in such capacity, the "Remarketing Agent") on each Wednesday (or the next succeeding Business Day (as defined in the Indenture) if such Wednesday is not a Business Day) (the "Determination Date") as the minimum rate of interest per annum necessary, in the judgment of the Remarketing Agent taking into account market conditions prevailing on the Determination Date, to enable the Remarketing Agent to arrange for the sale of all of the Bonds on the Thursday following the Determination Date in the secondary market at a price equal to the principal amount thereof (plus accrued interest to the date of settlement) and shall be effective on the first day of the next Calculation Period (as hereinafter defined). The first Determination Date shall be May 21, 1997. In the event the Remarketing Agent fails to certify such rate for any Calculation Period, or if for any reason the Variable Rate is held to be invalid or unenforceable by a court of competent jurisdiction for any period, the Variable Rate for each Calculation Period thereafter (if none is certified by the Remarketing Agent) shall be 90% of the yield for United States Treasury bills maturing approximately 30 days after the Determination Date as published by The Wall Street Journal on such Determination Date (or the immediately preceding Business Day on which The Wall Street Journal is published if not published on the Determination Date). For purposes hereof, "Calculation Period" shall mean the period from and including the day following the Determination Date of each week (even if not a Business Day) to and including the earlier of the Conversion Date or the following Determination Date; provided that if during the Variable Rate Period the Determination Date is a Regular Record Date, such Calculation Period will extend until the

Business Day following such Determination Date. Notwithstanding anything to the contrary contained herein or in the Indenture, the Variable Rate shall not in any event exceed the lesser of (i) 12% per annum, or (ii) the maximum rate permitted by law. Interest prior to the Conversion Date shall be computed on the basis of a 365 or 366 day year, as applicable, for the number of days actually elapsed, and shall be payable on each Interest Payment Date.

         Fixed Rate. (a) The interest rate on this Bond shall be converted to the Fixed Rate upon an election by the Borrower pursuant to the Indenture to convert the rate of interest on all Bonds then outstanding from the Variable Rate to a Fixed Rate on any Interest Payment Date by giving written notice, accompanied by the items described in Section 202(e) of the Indenture, to the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent which notice shall specify the Placement Agent which has agreed to use its best efforts to arrange for the sale of any Bonds to be tendered or deemed tendered for purchase on the Conversion Date (the "Placement Agent").

         (b) At least 25 days prior to the proposed Conversion Date, a notice shall be mailed by the Trustee to each registered owner stating, among other things, (i) that the interest rate on the Bonds will be converted to the Fixed Rate effective on the Conversion Date, (ii) the Conversion Date, (iii) that after the tenth day preceding the Conversion Date, the owner shall not be entitled to tender this Bond for purchase as described below under "Optional Tender During Variable Rate Period," (iv) if applicable, that payment of this Bond will not be supported by a Credit Facility after the Conversion Date and
(vi) that unless the registered owner delivers to the Trustee an Optional Retention Notice in the form attached hereto as Exhibit A by the fifteenth day of the month prior to the Conversion Date (or the immediately succeeding Business Day if such date is not a Business Day), this Bond shall be deemed tendered for purchase on the Conversion Date.

         (c) The rate of interest borne by the Bonds from and including the Conversion Date until the maturity or prior redemption of the Bonds shall be the Fixed Rate determined by the Placement Agent on the seventh day (or the immediately following Business Day if such day is not a Business Day) prior to the Conversion Date to be the rate which, in the sole judgment of the Placement Agent based on prevailing market conditions, is the minimum fixed annual rate of interest necessary to enable the Placement Agent to arrange for the sale of all of the Bonds in the secondary market at a price equal to the principal amount thereof.

         (d) If, for any reason, the Fixed Rate is held to be invalid or unenforceable by a court of competent jurisdiction, the Fixed Rate will be 8% per annum. Notwithstanding anything to the contrary contained herein or in the Indenture, the Fixed Rate shall in no event be a rate of interest in excess of the maximum rate permitted by law.

         (e) The Fixed Rate shall be computed on the basis of a 360- day year of twelve (12) equal months of 30 days each and shall be payable on each Interest Payment Date after the Conversion Date until the principal of, and premium, if any, and interest on the Bonds shall have been paid in full.

         Interest Rate Determination Binding. The determination of the interest rates on the Bonds in accordance with the terms of the Indenture shall be conclusive and binding upon the Registered Owners, the Issuer, the Borrower, the

Trustee, the Credit Facility Trustee, the Remarketing Agent, the Placement Agent, the Tender Agent and the Credit Facility Issuer.

                        REDEMPTION AND PURCHASE OF BONDS

         Optional Redemption. (a) While the Bonds bear interest at the Variable Rate, the Bonds shall be subject to redemption, upon the written direction of the Borrower on behalf of the Issuer, on any Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date, without premium.

         (b) While the Bonds bear interest at the Fixed Rate, the Bonds shall be subject to redemption, upon the written direction of the Borrower on behalf of the Issuer, in whole or in part, on any Interest Payment Date occurring on or after the dates set forth below at the redemption prices (expressed as percentages of the principal amount thereof to be redeemed) set forth below plus accrued interest to the redemption date as follows:

          Commencement of
         Redemption Period                   Redemption Price
         -----------------                   ----------------

         Four years from the          103%, declining by 1/2% on each
         Conversion Date              succeeding  anniversary  of the
                                      first  day  of  the  redemption
                                      period until  reaching 100% and
                                      thereafter at 100%

         (c) The Bonds shall be subject to redemption, upon the written direction of the Borrower on behalf of the Issuer, at any time in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date without premium in the event of damage, destruction or condemnation of the Facility, all as more fully described in
Section 701(b) of the Indenture.

         Mandatory Sinking Fund Redemption. The Bonds shall be redeemed in part on the first Business Day of each February, May, August and November, commencing on the first Business Day of

February, 1998, at a redemption price equal to 100% of the principal amount of the Bonds to be redeemed plus interest accrued thereon to the redemption date in accordance with the schedule set forth below:

  Redemption             Redemption         Redemption          Redemption        Redemption           Redemption
     Date*                 Amount              Date*              Amount             Date*               Amount
  ----------             ----------         ----------          ----------        ----------           ----------

February, 1998            $50,000           February, 2003       $55,000          February, 2008        $35,000
May, 1998                  50,000           May, 2003             55,000          May, 2008              35,000
August, 1998               50,000           August, 2003          55,000          August, 2008           35,000
November, 1998             50,000           November, 2003        55,000          November, 2008         35,000
February, 1999             50,000           February, 2004        55,000          February, 2009         35,000
May, 1999                  50,000           May, 2004             55,000          May, 2009              35,000
August, 1999               50,000           August, 2004          55,000          August, 2009           35,000
November, 1999             50,000           November, 2004        55,000          November, 2009         35,000
February, 2000             50,000           February, 2005        35,000          February, 2010         35,000
May, 2000                  50,000           May, 2005             35,000          May, 2010              35,000
August, 2000               50,000           August, 2005          35,000          August, 2010           35,000
November, 2000             50,000           November, 2005        35,000          November, 2010         35,000
February, 2001             55,000           February, 2006        35,000          February, 2011         35,000
May, 2001                  55,000           May, 2006             35,000          May, 2011              35,000
August, 2001               55,000           August, 2006          35,000          August, 2011           35,000
November, 2001             55,000           November, 2006        35,000          November, 2011         35,000
February, 2002             55,000           February, 2007        35,000          February, 2012         35,000
May, 2002                  55,000           May, 2007             35,000          May, 2012              35,000
August, 2002               55,000           August, 2007          35,000          August, 2012           35,000
November, 2002             55,000           November, 2007        35,000          November, 2012         35,000


------------------------------------------------
*The Redemption Date shall be the first Business Day of each of the months listed.

         Extraordinary Mandatory Redemption. (a) The Bonds shall be subject to mandatory redemption in whole on any date at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the redemption date, within 180 days following the receipt by the Trustee of written notice of a Determination of Taxability (as defined in the Loan Agreement).

         (b) During the Variable Rate Period, the Bonds shall be subject to mandatory redemption in whole on the Interest Payment Date occurring closest to but not less than 15 days prior to the date of expiration of the then current Credit Facility, unless an Alternate Credit Facility has been provided in accordance with the Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date, without premium.


         (c) The Bonds shall be subject to mandatory redemption in whole or in part with funds transferred to the Loan Repayments Account and the Bond Fund (each as defined in the Indenture) from the Facility Fund (as defined in the Indenture) pursuant to Section 4.4 of the Loan Agreement at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon to the redemption date. In the event the amount transferred from the Facility Fund is less than $100,000 or a lesser amount which would result in any Registered Owner holding Bonds in denominations other than Authorized Denominations, the Trustee may, at the request of the Borrower and upon receipt of an opinion of Co-Bond Counsel, hold such amounts in the Bond Fund and apply it to the next succeeding payment of principal or interest due on the Bonds, so long as such payment of principal or interest would not result in less than 95% of the net proceeds of the Bonds being used for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under the Code (as defined in the Indenture). Otherwise, the Borrower shall deposit with the Trustee an amount that, together with the amount transferred from the Facility Fund, shall be sufficient to redeem Bonds in Authorized Denominations.

         Mandatory Purchase Upon Conversion to Fixed Rate. The Bonds shall be subject to mandatory purchase in whole on the Conversion Date at a purchase price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon, if any, to the date of purchase, except there shall not be so purchased (a) Bonds or portions thereof in Authorized Denominations which the owners have irrevocably elected to retain at the Fixed Rate in accordance with the Indenture by the delivery of an Optional Retention Notice, and (b) Bonds issued in exchange for or upon the registration of transfer of Bonds referred to in clause (a) above.

         THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO THE MANDATORY PURCHASE OF THIS BOND AS PROVIDED IN THE INDENTURE, AND AGREES THAT THIS BOND SHALL BE PURCHASED ON THE DATE SPECIFIED UPON DEPOSIT WITH THE TRUSTEE OF AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE HEREOF. THE OWNER OF THIS BOND ALSO UNDERSTANDS AND AGREES THAT, UNLESS THE OWNER HAS DELIVERED TO THE TRUSTEE AN OPTIONAL RETENTION NOTICE, IN THE EVENT THE OWNER FAILS TO DELIVER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, TO THE TRUSTEE ON THE DATE SPECIFIED, INTEREST SHALL CEASE TO ACCRUE HEREON AND THE OWNER HEREOF SHALL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFITS OF THE INDENTURE.

         Selection of Bonds to be Called for Redemption. Except as otherwise provided in the Indenture or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by the Trustee in the following order of priority: first, Bonds pledged to the Bank pursuant to the Pledge Agreement dated as of May 1, 1997 by and between the Borrower and the Bank, second, Bonds owned by the Borrower and third, Bonds selected by lot from among the Registered Owners of less than $1,000,000 in aggregate principal amount; provided that if there are no such Registered Owners, or if after selection from among such Registered Owners such selection has resulted in redemption of less than a sufficient amount of Bonds or in Bonds outstanding in unauthorized denominations, then the remaining amount of Bonds to be redeemed shall be selected from among the Registered Owners of $1,000,000 or more in aggregate principal amount of Bonds. In no event shall the Trustee select Bonds for redemption if such redemption will result in any Registered Owner owning Bonds in principal amounts other than in Authorized Denominations; provided, however, that Authorized Denominations shall not be required for Bonds Outstanding that result from principal installments made pursuant to Section 701(c) hereof within a year of (i) the maturity of the Bonds or (ii) the earlier payment in full thereof.

         Notice of Redemption or Purchase. When required to redeem or purchase Bonds as described above, or when directed to redeem Bonds by the Borrower on behalf of the Issuer, the Trustee shall cause notice of the redemption or purchase to be given not more than 60 days and not less than 30 days prior to the redemption or purchase date by mailing a copy of all notices of redemption or purchase by first class mail, postage prepaid, to all Registered Owners of Bonds to be redeemed or purchased at their addresses shown on the Bond Register. Failure to mail any such notice or any defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption or purchase of any other Bond. Any such notice shall be given in the name of the Issuer, shall identify the Bonds to be redeemed or purchased (and, in the case of partial redemption of Bonds, the respective principal amounts thereof to be redeemed), shall specify the redemption or purchase date, and shall state that on the redemption date the redemption price of the Bonds called for redemption will be payable at the principal corporate trust office of the Trustee, or in the case of mandatory redemption described in clause (b) under "Extraordinary Mandatory Redemption" above or mandatory purchase, the redemption or purchase price shall be payable at the office of the Tender Agent, and that from that date interest will cease to accrue.

         After the Conversion Date, if at the time of mailing of notice of any optional redemption, there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional on the deposit of Available Moneys with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

         Provisions Applicable to Bond held under Book-Entry System. So long as all of the Bonds are maintained under a book-entry system with a securities depository in accordance with the Indenture, in the event that part, but not all, of this Bond shall be called for redemption, the holder of this Bond may elect not to surrender this Bond in exchange for a new Bond and in such event shall make a notation indicating the principal amount of such redemption and the date thereof on the Payment Grid attached hereto. For all purposes, the principal amount of this Bond outstanding at any time shall be equal to the Principal Amount shown on the face hereof reduced by the principal amount of any partial redemption of this Bond following which the holder of this Bond has elected not to surrender this Bond. The failure of any holder hereof to note the principal amount of any partial redemption on the Payment Grid attached hereto, or any inaccuracy therein, shall not affect the payment obligation of the Issuer hereunder. THEREFORE, IT CANNOT BE DETERMINED FROM THE FACE OF THIS BOND WHETHER A PART OF THE PRINCIPAL OF THIS BOND HAS BEEN PAID.(1)

         Optional Tender During Variable Rate Period. While the Bonds bear interest at a Variable Rate, any Bond or portion thereof in an Authorized Denomination shall be purchased on the demand of the registered owner (a "Registered Owner" or "Owner") thereof on any Business Day at a purchase price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the date of purchase upon delivery to the Tender Agent of an Optional Tender Notice in the form attached hereto as Exhibit B (the "Optional Tender Notice") specifying the date on which such Bond shall be purchased, which date shall be a Business Day not prior to the seventh day after the date of delivery of the Optional Tender Notice nor after the tenth day preceding the Conversion Date. Unless the Bonds are held pursuant to a book-entry system as described below, to receive payment of the purchase price, the owner will be required to deliver such Bond to the Tender Agent, accompanied by an executed form of assignment and any other instruments of transfer satisfactory to the Tender Agent, not less than five days prior to the purchase date specified in such notice as provided in the Indenture. No purchase of Bonds at the option of the Owner thereof or on the Conversion Date shall be deemed to be a payment or redemption of the Bonds or any portion thereof. Notwithstanding the foregoing, no Owner shall have a right to tender its Bond(s) for purchase as described in this paragraph following acceleration of the payment of the Bonds pursuant to the terms of the Indenture. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES THAT DELIVERY OF THE OPTIONAL TENDER NOTICE DESCRIBED ABOVE BY THE OWNER CONSTITUTES AN IRREVOCABLE OFFER TO SELL THIS BOND ON THE DATE SPECIFIED, AND THAT THIS BOND SHALL BE PURCHASED ON SUCH DATE UPON DEPOSIT WITH THE TENDER AGENT OF AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE HEREOF. THE OWNER OF THIS BOND UNDERSTANDS AND AGREES THAT IN THE EVENT THE OWNER FAILS TO DELIVER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, TO THE TENDER AGENT ON THE DATE SPECIFIED IN THE NOTICE, THIS BOND SHALL BE HELD BY THE OWNER AS AGENT FOR THE BORROWER, INTEREST SHALL CEASE TO ACCRUE HEREON AND THE OWNER HEREOF SHALL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFIT OF THE INDENTURE AND THE ISSUER SHALL, TO THE EXTENT PERMITTED BY LAW, EXECUTE AND THE TRUSTEE SHALL AUTHENTICATE AND DELIVER A SUBSTITUTE BOND IN LIEU OF THE UNDELIVERED BOND.

         Tender Agent. The Issuer has appointed First Union National Bank of Virginia as Tender Agent. The Tender Agent may be changed

--------
         (1) This provision is to be deleted whenever the Bonds are not maintained in book-entry form.

at any time by the Borrower with the consent of the Credit Facility Issuer and the Trustee.

         Authorized Denominations. Subject to the provisions of the Indenture, the Bonds are issuable as registered Bonds in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof (the "Authorized Denominations"). Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, if any, Bonds may be exchanged for a like aggregate principal amount of Bonds of other Authorized Denominations. No amount of Bonds may be tendered, retained or redeemed under the terms of the Indenture which would result in the ownership of Bonds in denominations other than Authorized Denominations.

         Transfer; Book-Entry. This Bond is transferable by the Registered Owner hereof or his duly authorized attorney at the principal corporate trust office of First Union National Bank of Virginia as Bond Registrar, in Richmond, Virginia, in compliance with the terms and conditions set forth in the Indenture and upon surrender of this Bond, accompanied by a duly executed instrument of transfer in form satisfactory to the Bond Registrar, and upon payment of any tax or other governmental charge incident to such transfer, PROVIDED, THAT IF MONEYS FOR THE PURCHASE OF THIS BOND HAVE BEEN PROVIDED PURSUANT TO A DRAW UNDER THE CREDIT FACILITY, THIS BOND IS NOT TRANSFERABLE TO ANYONE OTHER THAN THE BORROWER OR ITS ASSIGNEE OR PLEDGEE. Upon any such transfer, a new Bond or Bonds registered in the name of the transferee or transferees in Authorized Denominations and in the same aggregate principal amount as the principal amount of this Bond will be issued to the transferee. Except as set forth in this Bond and as otherwise provided in the Indenture, the person in whose name this Bond is registered shall be deemed the owner hereof for all purposes, and neither the Issuer, the Bond Registrar nor the Trustee shall be affected by any notice to the contrary.

         The Bonds shall initially be held by means of a book-entry system administered by The Depository Trust Company ("DTC") with no physical distribution of Bonds made to the public. References in the remainder of this paragraph and in the next five succeeding paragraphs to a Bond or the Bonds shall be construed to mean the Bond or Bonds held under the book-entry system. One Bond shall be issued to DTC and immobilized in its custody. The book-entry system shall evidence ownership of the Bonds in Authorized Denominations, with transfers of beneficial ownership effected on the records of DTC and the DTC Participants pursuant to rules and procedures established by DTC.

         Each DTC Participant shall be credited in the records of DTC with the amount of such DTC Participant's interest in the Bonds. Beneficial ownership interests in the Bonds may be purchased by or through DTC Participants. The holders of these beneficial ownership interests are hereinafter referred to as the "Beneficial

Owners." OPThe Beneficial Owners shall not receive Bonds representing their beneficial ownership interests. The ownership interests of each Beneficial Owner shall be recorded through the records of the DTC Participant from which such

Beneficial Owner purchased its Bonds. Transfers of ownership interests in the Bonds shall be accomplished by book entries made by DTC and, in turn, by DTC Participants acting on behalf of Beneficial Owners. SO LONG AS CEDE & CO., AS NOMINEE FOR DTC, IS THE REGISTERED OWNER OF THE BONDS, THE TRUSTEE SHALL TREAT CEDE & CO. AS THE ONLY HOLDER OF THE BONDS FOR ALL PURPOSES UNDER THE INDENTURE, INCLUDING RECEIPT OF ALL PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS, RECEIPT OF NOTICES, VOTING AND REQUESTING OR DIRECTING THE TRUSTEE TO TAKE OR NOT TO TAKE, OR CONSENTING TO, CERTAIN ACTIONS UNDER THE INDENTURE.

         Payments of principal, premium, interest and purchase price with respect to the Bonds, so long as DTC is the only owner of the Bonds, shall be paid by the Trustee directly to DTC or its nominee. DTC shall remit such payments to DTC Participants, and such payments thereafter shall be paid by DTC Participants to the Beneficial Owners. The Issuer, the Borrower and the Trustee shall not be responsible or liable for payment by DTC or DTC Participants, for sending transaction statements or for maintaining, supervising or reviewing records maintained by DTC or DTC Participants.

         In the event that (a) DTC determines not to continue to act as securities depository for the Bonds or (b) the Issuer or the Remarketing Agent determines that the continuation of the book-entry system of evidence and transfer of ownership of the Bonds would adversely affect the interests of the Beneficial Owners of the Bonds, the Issuer shall discontinue the book-entry system with DTC. If the Remarketing Agent fails to identify another qualified securities depository to replace DTC, the Trustee shall authenticate and deliver replacement Bonds pursuant to the written instructions of DTC.

         THE ISSUER, THE REMARKETING AGENT, THE TENDER AGENT, THE CREDIT FACILITY TRUSTEE, THE BORROWER AND THE TRUSTEE SHALL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC PARTICIPANT OR ANY BENEFICIAL OWNER WITH RESPECT TO
(a) THE BONDS; (b) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DTC PARTICIPANT; (c) THE PAYMENT BY DTC OR ANY DTC PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF AND INTEREST ON THE BONDS;
(d) THE DELIVERY OR TIMELINESS OF DELIVERY BY DTC OR ANY DTC PARTICIPANT OF ANY NOTICE DUE TO ANY BENEFICIAL OWNER THAT IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO BENEFICIAL OWNERS; (e) THE SELECTION OF BENEFICIAL OWNERS TO RECEIVE PAYMENTS IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (f) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC OR ITS NOMINEE, AS REGISTERED OWNER.

         In the event that a book-entry system of evidence and transfer of ownership of the Bonds is discontinued pursuant to the provisions of the Indenture, the Bonds shall be delivered solely as fully registered Bonds without coupons in the Authorized Denominations, shall be lettered "R" and numbered separately from 1 upward, and shall be payable, executed, authenticated, registered, exchanged and canceled pursuant to the provisions hereof and of the Indenture.

         The Registered Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

         In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of this Bond may become or may be declared due and payable before the stated maturity hereof, together with the interest accrued hereon.

         Modifications or alterations of the Loan Agreement and the Indenture and any supplement or amendment thereto may be made only to the extent and in the circumstances permitted by the Indenture and may be made in certain cases without the consent of the owners of the Bonds.

         Anything herein or in the Indenture to the contrary notwithstanding, the obligations of the Issuer hereunder shall be subject to the limitation that payment of interest to the Registered Owner of this Bond shall not be required to the extent that receipt of any such payment by the owner of this Bond would be contrary to the provisions of law applicable to such Bond which limits the maximum rate of interest which may be charged or collected by such Registered Owner.

         This Bond shall be governed by and construed in accordance with the laws of the State of Maryland.

         All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Indenture have happened, exist and have been performed as so required.

         IN WITNESS THEREOF, the Maryland Industrial Development Financing Authority has caused this Bond to be executed with the manual or facsimile signature of its Chairman and its official seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Executive Director.

                         MARYLAND INDUSTRIAL DEVELOPMENT
                           FINANCING AUTHORITY

                         By:
                            -------------------------------
                            Chairman

[SEAL]

ATTEST:

------------------------
Executive Director

                          CERTIFICATE OF AUTHENTICATION

         This Bond is one of the Bonds of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                             FIRST UNION NATIONAL BANK
                                               OF VIRGINIA,
                                               as Trustee

                                             By:
                                                --------------------------------
                                                Authorized Officer

Date of Authentication: ____________

                             (Form of Abbreviations)

         The following abbreviations, when used in the description on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM     -     as tenants in common
         TEN ENT     -     as tenants by the entireties
         JT TEN      -     as joint tenants with the right of survivorship
                           and not as tenants in common
         UTMA        -     Uniform Transfers to Minors Act

         _________________ Custodian for _______________
             (Cust)                          (Minor)

under Uniform Transfers to Minors Act of ______________________
                                              (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                                  PAYMENT GRID(2)

                                                                       Principal
           Date of                       Principal                      Amount                        Holder
           Payment                      Amount Paid                   Outstanding                    Signature
=============================  ============================  ============================  =============================

















--------

         (2) This payment grid is to be deleted whenever the Bonds are not maintained in book-entry form.

                              [Form of Assignment]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney to transfer the said Bond on the bond register, with full power of substitution in the premises.

Dated:
                                                     ---------------------------
                                                     Signature of Assignor

Social Security Number or
Tax Identification
Number of Transferee:
                                                     ---------------------------

Signature Guaranteed:


------------------------------------
NOTICE: Signature must be guaranteed
by an institution which is a
participant in the Securities
Transfer Agent Medallion Stamp
Program ("STAMP") or similar program.


                                  NOTICE: The assignor's signature to this
                                          Assignment must correspond with the
                                          name as it appears on the face of the
                                          within Bond in every particular
                                          without alteration or any change
                                          whatever.

                                    EXHIBIT A

              FORM OF REGISTERED OWNER'S OPTIONAL RETENTION NOTICE

                                                          Date: ________________

First Union National Bank of Virginia,
as Trustee (the "Trustee") under the
Trust Indenture dated as of May 1, 1997
(the "Indenture") among the Trustee,
Branch Banking and Trust Company as
Credit Facility Trustee, and the
Maryland Industrial Development
Financing Authority

Attention:  Corporate Trust Department

         Re: $2,600,000 Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue numbered ________, CUSIP ___________, in the principal amount of $_________ (the "Bonds").

         1. The undersigned hereby certifies that it is the lawful registered owner of the Bonds described above.

         2. Pursuant to the provisions of the Indenture, the undersigned hereby irrevocably elect(s) to hold the Bonds, which will bear interest at the Fixed Rate (as defined in, and to be determined as described in, the Indenture), effective on the Conversion Date (as defined in the Indenture) specified in the Notice of Conversion to Fixed Rate received by the undersigned from the Trustee.

         3. The undersigned hereby acknowledges that, even if it fails to deliver such Bonds as agreed pursuant to paragraph 4 hereof, the Bonds will nevertheless bear the Fixed Rate effective on the Conversion Date.

         4. The undersigned hereby acknowledges that, after the Conversion Date, the rating on the Bonds may be reduced or withdrawn.

         5. The undersigned hereby undertakes to deliver the Bonds to First Union National Bank of Virginia as Tender Agent, at its principal office at Richmond, Virginia, Attention: Corporate Trust

Department to be stamped with the legend set forth in Section 202(e) of the Indenture not later than 10:00 a.m. on the Conversion Date.

                 Name of Registered Owner: ____________________
                                            (Type or Print)


                 Signature: _________________________

                 Date: ______________________________


Signature Guaranteed:

-----------------------------------
NOTICE: Signature must be guaranteed
by an institution which is a
participant in the Securities
Transfer Agent Medallion Stamp
Program ("STAMP") or similar
program.

                                    EXHIBIT B

                FORM OF REGISTERED OWNER'S OPTIONAL TENDER NOTICE

                                                             Date ______________

First Union National Bank of Virginia, as Tender Agent for the Bonds issued under the Trust Indenture dated as of May 1, 1997 (the "Indenture") among First Union National Bank of Virginia as Trustee, Branch Banking and Trust Company as Credit Facility Trustee, and the Maryland Industrial Development Financing Authority

Attention: Corporate Trust Department

         Re: $2,600,000 Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue numbered ____________, CUSIP in the principal amount of $__________ (the "Bonds").

         (1) The undersigned hereby certifies that it is the lawful registered owner of the Bonds described above on the date hereof and that such Bonds are free and clear of any liens or encumbrances.

         (2) Pursuant to the provisions of the Indenture, the undersigned hereby irrevocably request(s) the purchase of the Bonds described above.

         (3) The date on which the Bonds shall be purchased shall be _________________ ___, 19__. [Note: This date must be a Business Day (as defined in the Indenture) at least seven (7) days after receipt of this notice by the Tender Agent and at least ten (10) days prior to the Conversion Date (as such terms are defined in the Indenture)].

         (4) The person or persons to whom or to whose order the proceeds of the purchase of the Bonds are to be paid is ________________, and the address or addresses of such payee or payees is _________ ________________________________.

         (5) The undersigned hereby irrevocably authorizes and instructs the Trustee or the Bond Registrar (as defined in the Bonds) to effect the transfer of such Bonds (or any Bond(s) exchanged therefor), upon payment of the purchase price therefor, to the purchaser(s) thereof, whether or not it delivers such Bonds as agreed pursuant to paragraph (7) hereof.

         (6) The undersigned hereby acknowledges that, even if it fails to deliver such Bonds, the Bonds may nevertheless be purchased pursuant to the Indenture, and that, in any event, on and after the proposed purchase date set forth in paragraph 3 hereof, the Bonds will cease to be outstanding for all purposes under the Indenture, to evidence the indebtedness of the Issuer with respect thereto and to bear interest.


         (7) The undersigned hereby undertakes to deliver the Bonds to you, as Tender Agent, at 901 E. Cary Street, Richmond, Virginia, Attention: Corporate Trust Department at least five days prior to the proposed purchase date set forth in paragraph 3 above duly endorsed in blank for transfer.

                   Name of Registered Owner: _____________________
                                                 (Type or Print)

                   Signature: ____________________________________

                   Date: _________________________________________


Signature Guaranteed:

-----------------------------------
NOTICE: Signature must be guaranteed
by an institution which is a
participant in the Securities
Transfer Agent Medallion Stamp
Program ("STAMP") or similar
program.